SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or
     Section240.14a-12


                               DYNAMIC HOMES, INC.
        ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


        ---------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: Common Stock, par value $.10 per share, of Dynamic Homes, Inc.
2) Aggregate number of securities to which transaction applies: 2,240,850 outstanding shares, plus stock option settlements with respect to 155,000 shares.
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee of $1,151.20 was calculated based upon the product of 2,240,850 shares of Common Stock at $2.55 per share and 155,000 options at an average option spread of $.27 per share.
4)   Proposed maximum aggregate value of transaction: $5,756,018
5)   Total fee paid: $1,151.20

[X]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid: $1,151.20
2)   Form, Schedule or Registration Statement No.: N/A
3)   Filing Party: N/A
4)   Date Filed: N/A

                               DYNAMIC HOMES, INC.
                              525 Roosevelt Avenue
                         Detroit Lakes, Minnesota 56501
                                December 7, 2000




Dear Stockholder:

         You are cordially invited to attend our Special Meeting of stockholders of Dynamic Homes, Inc. to be held on December 28, 2000, at 9:00 a.m., Central Standard Time, at the Holiday Inn Motel, Detroit Lakes, Minnesota.

         At the Special Meeting you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated September 25, 2000, pursuant to which Dynamic Acquisitions, Inc., a newly formed Minnesota corporation and a wholly owned subsidiary of Dynamic Homes, LLC, a Minnesota limited liability company, will be merged with and into Dynamic Homes, Inc. and Dynamic Homes, Inc. will become a wholly owned subsidiary of Dynamic Homes, LLC. If the merger agreement is approved and the merger is subsequently consummated, each outstanding share of common stock of Dynamic Homes, Inc. will be cancelled and converted automatically into the right to receive cash of $2.55 per share, without interest thereon.

         Dynamic Homes, Inc.'s Board of Directors formed a Special Committee to mitigate any possible conflict of interest in evaluating this merger proposal, and to oversee the negotiation of the Agreement and Plan of Merger with Dynamic Homes, LLC.

         The Special Committee has unanimously approved the Agreement and Plan of Merger and has determined that its terms are fair and in the best interests of Dynamic Homes, Inc. and its stockholders.

         THE SPECIAL COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER AND THE TRANSACTIONS CONTEMPLATED THEREBY.

         Approval and adoption of the Agreement and Plan of Merger requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. Each share of Dynamic Homes, Inc. common stock is entitled to one vote on all matters to come before the Special Meeting. Dynamic Homes, Inc.'s common stock constitutes its only outstanding class of capital stock.

         Attached to this letter you will find a formal Notice of Special Meeting, a proxy statement, related information about Dynamic Homes, Inc. and a proxy card. The accompanying proxy statement provides you with detailed information about the Special Meeting and the proposed merger. If the Agreement and Plan of Merger is approved by the requisite holders of Dynamic Homes, Inc.'s common stock, the closing of the merger will occur soon after the Special Meeting and after all of the other conditions to closing the merger are satisfied. Please give this material your careful attention. You may also obtain more information from documents that Dynamic Homes, Inc. has filed with the Securities and Exchange Commission.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF DYNAMIC HOMES, INC. COMMON STOCK YOU OWN. A FAILURE TO VOTE WILL COUNT AS A VOTE AGAINST THE MERGER. ACCORDINGLY, YOU ARE REQUESTED PROMPTLY TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND. THIS WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF YOU SUBSEQUENTLY CHOOSE TO ATTEND THE SPECIAL MEETING.

         Thank you for your cooperation.

                                             Very truly yours,


                                             Scott D. Lindemann
                                             Chief Executive Officer

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                               DYNAMIC HOMES, INC.


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 28, 2000



TO THE STOCKHOLDERS OF DYNAMIC HOMES, INC.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders of Dynamic Homes, Inc., a Minnesota corporation ("Dynamic Homes"), will be held at the Holiday Inn Motel, Detroit Lakes, Minnesota at 9:00 a.m., Central Standard Time, on December 28, 2000, for the following purposes:

         1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated September 25, 2000, pursuant to which Dynamic Acquisitions, Inc., a newly formed Minnesota corporation and a wholly owned subsidiary of Dynamic Homes, LLC, a Minnesota limited liability company, will be merged with and into Dynamic Homes and Dynamic Homes will become a wholly owned subsidiary of Dynamic Homes, LLC. If the agreement is approved and the merger is subsequently consummated, each outstanding share of common stock of Dynamic Homes will be cancelled and converted automatically into the right to receive cash of $2.55 per share, without interest thereon.

         2. To transact such other business as may properly come before the meeting or any adjournment or postponement.

         Only stockholders of record at the close of business on November 20, 2000, will be entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement of the Special Meeting.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

         Dynamic Homes stockholders have the right to dissent from the merger and obtain payment in cash of the fair value of their shares of common stock under applicable provisions of Minnesota law. In order to perfect appraisal rights, stockholders must give written demand for appraisal of their shares before the taking of the vote on the merger at the Special Meeting and must not vote in favor of the merger. A copy of the applicable Minnesota statutory provisions is included as APPENDIX B to the accompanying proxy statement and a summary of these provisions can be found under "You Have Appraisal Rights in the Merger" in the accompanying proxy statement. In the event that there are not sufficient votes to approve the proposed merger at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation by Dynamic Homes.


                                       By order of the Board of Directors


                                       --------------------------------
                                       Chief Executive Officer



Detroit Lakes, Minnesota
December 7, 2000



PLEASE DO NOT SEND YOUR STOCK CERTIFICATES AT THIS TIME. IF THE MERGER AGREEMENT IS APPROVED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR STOCK CERTIFICATES.

                               DYNAMIC HOMES, INC.
                              525 Roosevelt Avenue
                         Detroit Lakes, Minnesota 56501

                                -----------------

                                 PROXY STATEMENT

                                -----------------

                                  INTRODUCTION


         This proxy statement is being furnished to the stockholders of Dynamic Homes, Inc., a Minnesota corporation ("Dynamic Homes" or the "Company"), in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of Stockholders, as it may be adjourned or postponed from time to time, to be held on December 28, 2000, at 9:00 a.m., Central Standard Time, at the Holiday Inn Motel, Detroit Lakes, Minnesota. The purpose of the Special Meeting is for Dynamic Homes, Inc.'s stockholders to consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated September 25, 2000, by and among Dynamic Homes, Dynamic Homes, LLC, a Minnesota limited liability company (" Dynamic LLC"), and Dynamic Acquisition, Inc., a Minnesota corporation and newly formed subsidiary of Dynamic LLC ("Merger Sub") and the transactions contemplated thereby. The Agreement and Plan of Merger provides, among other things, that:

         -        Merger Sub will merge with and into Dynamic Homes;

         - Dynamic Homes will continue as the surviving corporation and will be a wholly owned subsidiary of Dynamic LLC;

         - each share of Dynamic Homes common stock issued and outstanding at the effective time of the merger (other than shares held by stockholders, if any, who properly exercise their appraisal rights under Minnesota law) will convert into the right to receive cash of $2.55 per share, without interest thereon; and

         - each option to purchase Dynamic Homes common stock outstanding at the effective time of the merger will be deemed to have been exercised by the holder thereof and will convert into the right to receive cash in an amount equal to the difference between $2.55 and the exercise price of such option.

         Dynamic LLC will pay a total purchase price of approximately $5,756,018 for the Dynamic Homes shares and options outstanding at the effective time of the merger.

         This proxy statement is accompanied by copies of the Company's Annual Report on Form 10-K for the year ended December 25, 1999, as Appendix C, Form 10-K/As for the year ended December 25, 1999, as Appendix D, and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000, as Appendix E.

         This proxy statement and the accompanying notice, related information, proxy card and letter are being mailed first on or about December 8, 2000, to Dynamic Homes stockholders entitled to receive notice of, and to vote at, the Special Meeting.


         Stockholders who do not vote in favor of the Agreement and Plan of Merger and who otherwise comply with the applicable procedures described in Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act will be entitled to appraisal rights. The provisions of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act are summarized in the section of this Proxy Statement called "You Have Appraisal Rights in the Merger." That summary includes a description of the procedure that dissenting stockholders must follow to assert appraisal rights. The entire text of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act is attached as APPENDIX B to this Proxy Statement.

         A Special Committee appointed by the Board of Directors of Dynamic Homes unanimously approved the Agreement and Plan of Merger and has determined that its terms are fair and in the best interests of Dynamic Homes and its stockholders. THE SPECIAL COMMITTEE RECOMMENDS THAT YOU VOTE IN FAVOR OF APPROVAL AND ADOPTION OF AGREEMENT AND PLAN OF MERGER AND THE TRANSACTIONS CONTEMPLATED THEREBY.

                                TABLE OF CONTENTS


INTRODUCTION

TABLE OF CONTENTS ...........................................................  i

SUMMARY TERM SHEET ..........................................................  1
         Proposed Acquisition ...........................................1
         Reasons for the Merger .........................................1
         Dynamic Homes Stock Price ......................................1
         The Special Committee ..........................................2
         Recommendation of the Special Committee.........................2
         Recommendation of Peter K. Pichetti and Ronald L. Gustafson ....2
         The Special Meeting of Stockholders ............................3
         No Special Approval ............................................3
         Appraisal Rights ...............................................3
         Federal Income Tax Consequences ................................3
         When the Merger Will Be Completed ..............................4
         Conditions to Completing the Merger ............................4
         Interests of Directors and Officers in the Merger that
         Differ From Your Interests .....................................4
         The Merger .....................................................5
         Selected Historical Consolidated Financial Data.................6
         Contact Information ............................................8

QUESTIONS AND ANSWERS ABOUT THE MERGER ......................................  8

THE PARTIES TO THE MERGER ..................................................  10
         Dynamic Homes, Inc.............................................10
         Dynamic Homes, LLC ............................................10
         Dynamic Acquisitions, Inc. ....................................10

THE SPECIAL MEETING OF DYNAMIC HOMES STOCKHOLDERS ..........................  11
         Place, Date, Time and Purpose .................................11
         Who Can Vote at the Special Meeting ...........................11
         Attending the Meeting .........................................11
         Vote Required .................................................11
         Voting by Proxy ...............................................12

SPECIAL FACTORS.............................................................. 13
         Background of the Merger ......................................13
         Reasons for the Merger ........................................15
         Source and Amount of Funds ....................................16
         Interests of Dynamic Homes Directors and Officers in the
         Merger that Differ from Your Interests ........................17
         Plan For the Company After the Merger .........................17
         Purposes and Effects of the Merger ............................18
         Fairness of the Merger ........................................20
         General .......................................................21

THE MERGER AGREEMENT ...................................................21
         Generally .....................................................21
         Conversion of Dynamic Homes Shares ............................21
         Stock Options .................................................22
         Payment for Dynamic Homes Shares...............................22
         Regulatory Approvals ..........................................22
         When the Merger Will Be Completed .............................22
         Procedures for Exchanging Your Stock Certificates .............22
         Federal Income Tax Consequences ...............................23
         Anticipated Accounting Treatment ..............................24
         Representations and Warranties of Dynamic Homes................24
         Representations and Warranties of Merger Sub and
         Dynamic LLC....................................................26
         Conduct of Business Prior to the Closing ......................26
         No Solicitation Provision .....................................27
         Additional Covenants of Dynamic Homes..........................27
         Conditions to Closing .........................................29
         Termination ...................................................30
         Fees and Expenses .............................................31

YOU HAVE APPRAISAL RIGHTS IN THE MERGER ..................................... 33

MARKET PRICE OF DYNAMIC HOMES COMMON STOCK .................................. 38

BENEFICIAL OWNERSHIP OF MANAGEMENT
AND PRINCIPAL STOCKHOLDERS .................................................. 39

INTEREST IN SECURITIES OF DYNAMIC HOMES ..................................... 40

INDEPENDENT PUBLIC ACCOUNTANTS .............................................. 40

AVAILABLE INFORMATION ....................................................... 41

ADDITIONAL INFORMATION ...................................................... 41

OTHER MATTERS ............................................................... 42

APPENDIX A -- Agreement and Plan of Merger .............................     A-1

APPENDIX B -- Sections 302A.471 and 302A.473 of the
         Minnesota Business Corporation Act ............................     B-1


APPENDIX C -- Form 10-K ................................................     C-1

APPENDIX D -- Form 10-K/A's ............................................     D-1

APPENDIX E -- Form 10-Q ................................................     E-1

                               SUMMARY TERM SHEET

         This summary term sheet does not contain all of the information that is important to you. You should carefully read the entire proxy statement to fully understand the merger. The Agreement and Plan of Merger ("Merger Agreement") is attached as APPENDIX A to this proxy statement. We encourage you to read the Merger Agreement, as it is the legal document that governs the merger.

PROPOSED MERGER

         - Stockholder Vote. You are being asked to vote to approve a merger transaction whereby Dynamic Acquisitions, Inc., a newly formed Minnesota corporation ("Merger Sub") and a wholly owned subsidiary of Dynamic Homes, LLC, a Minnesota limited liability company ("Dynamic LLC"), will be merged with and into Dynamic Homes, Inc., a Minnesota corporation ("Dynamic"Homes") and Dynamic Homes will become a wholly owned subsidiary of Dynamic LLC.

         - Price for Your Stock. As a result of the merger, you will receive cash for each of your shares of Dynamic Homes common stock. Dynamic LLC will pay $2.55 in cash for all Dynamic Homes shares outstanding as of the closing. In addition, each option to purchase Dynamic Homes common stock outstanding as of the closing will be deemed to have been exercised and will convert into the right to receive cash in an amount equal to the difference between $2.55 and the exercise price of the option. See "The Merger Agreement - Conversion of Securities."


         - The Acquirer, Dynamic LLC was formed to engage in the proposed merger by Peter K. Pichetti, Ronald L. Gustafson and Native American Housing Co., LLC, a Nebraska limited liability company. Native American Housing Co., LLC has as its members Gail Anderson, an individual residing in Sanborn, NY, and Ho-Chunk, Inc., a corporation chartered under the corporate code of the Winnebago Tribe of Nebraska (the "Tribe"); Ho-Chunk, Inc. is owned by the Tribe and its board consists of Victor Bird, Kenneth Mallory, David Smith, Louis Houghton and Jerome LaPoint, all of whom are members of the Tribe and residents of Winnebago, Nebraska; Mr. Bird, as Chairman, and Mr. Mallory, as Vice Chairman, are the only officers of Ho-Chunk, Inc. Native American Housing Co., LLC, has Victor Bird and Gail Anderson as its governors; Mr. Bird is the sole officer and manager of Native American Housing Co., LLC. Messrs. Pichetti and Gustafson own a combined 100% of the governance interests and a combined 25% of the financial interests in Dynamic LLC and Native American Housing Co., LLC owns 75% of the financial interests in Dynamic LLC. Accordingly, Native American Housing Co., LLC is only an investor and takes no part in the operations or management of Dynamic LLC.


REASONS FOR THE MERGER

         The merger presents an opportunity for Dynamic Homes stockholders to realize a premium over recent market prices for their shares. See "Special Factors - Background of the Merger," "Special Factors - Reasons for the Merger" and "Market Price of Dynamic Homes Common Stock."

DYNAMIC HOMES STOCK PRICE

         Shares of Dynamic Homes are quoted on the Nasdaq Small-Cap System under the symbol "DYHM." On June 20, 2000, which was the last trading day before Dynamic Homes announced the merger, Dynamic Homes common stock closed at $1.94 per share. See "Market Price for Dynamic Homes Common Stock."

THE SPECIAL COMMITTEE

         Peter K. Pichetti and Ronald L. Gustafson, the founders of Dynamic LLC, are members of the Dynamic Homes Board of Directors and they have a conflict of interest in recommending approval of the Merger Agreement because they have a beneficial interest in Dynamic LLC. If the merger occurs, these individuals will, by reason of their combined 100% governance interest and combined 25% financial interest in Dynamic LLC, receive a substantial benefit from the future earnings, growth and increased value of the business of Dynamic Homes. To counteract this conflict of interest, the Board of Directors formed a Special Committee consisting of three disinterested persons to evaluate the various proposals for the acquisition of Dynamic Homes and negotiate the terms of the Merger Agreement with Dynamic LLC. The three members of the Special Committee are Gerald E. Magnuson, a retired partner of the Lindquist & Vennum law firm in Minneapolis, Minnesota, Patrick McGuire, former President of Woodland Container Corporation in Aitken, Minnesota, and Michael Bochert, an independent investment banker in Edina, Minnesota, none of whom has any present or prior business relationship with Dynamic Homes, any of the directors of Dynamic Homes or the founders or members of Dynamic LLC or Merger Sub.

RECOMMENDATION OF SPECIAL COMMITTEE


         The Special Committee appointed by the Board of Directors of Dynamic Homes unanimously approved the Merger Agreement and has determined that its terms are fair to the unaffiliated stockholders of Dynamic Homes. The Special Committee has recommended that the Merger Agreement and the transactions contemplated thereby be approved by the stockholders of Dynamic Homes.

         The Special Committee was formed pursuant to the Minnesota Business Corporation Act on May 16, 2000. The Special Committee consists of three disinterested persons, who are not directors of the Company, because Peter K. Pichetti, Ronald L. Gustafson and Clyde R. Lund, Jr., three of the six directors of the Company, had formed a group that was bidding for the acquisition of the Company, and the other three directors, D. Raymond Madison, Israel Mirviss and Lance G. Morgan, believed that they too may have or be deemed to have a conflict of interest. The Minnesota Business Corporation Act allows the Board of Directors to appoint such a Special Committee, and to grant to the Special Committee all of the authority of the Board of Directors to render a decision in connection with matters where such conflicts exist or are deemed to exist. Accordingly, the decision on behalf of the Board of Directors with respect to the merger, and the determination that the merger is fair to the unaffiliated stockholders, were made by the Special Committee, and the Board of Directors did not render its own independent decision.


RECOMMENDATION OF PETER K. PICHETTI AND RONALD L. GUSTAFSON


         Peter K. Pichetti and Ronald L. Gustafson, as controlling owners of Dynamic LLC and Merger Sub, hope to receive a substantial benefit from possible future earnings and increases in the value of the business of Dynamic Homes. Nevertheless, Messrs. Pichetti and Gustafson, on behalf of themselves and Dynamic LLC and Merger Sub, believe that the terms of the merger are fair to the unaffiliated stockholders of Dynamic Homes, primarily because the $2.55 per share cash price to be paid if the merger is completed is substantially in excess of the average price per share of the Dynamic Homes stock on the public market over the past three years, and because the $2.55 per share price is unaffected by the costs and expenses associated with completing the merger.

THE SPECIAL MEETING OF STOCKHOLDERS

         - Place, Date and Time. The Special Meeting will be held at the Holiday Inn Motel, Detroit Lakes, Minnesota, at 9:00 a.m., Central Standard Time, on December 28, 2000.

         - What Vote is Required for Approval of the Merger. The merger requires the approval of the holders of a majority of the outstanding shares of Dynamic Homes common stock. The failure to vote has the same effect as a vote against the merger.

         - Who Can Vote at the Meeting. You can vote at the Special Meeting all of the shares of Dynamic Homes common stock you own of record as of November 20, 2000, which is the record date for the Special Meeting. If you own shares which are registered in someone else's name, for example, a broker, you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. As of the close of business on November 20, 2000, there were 2,240,850 shares of Dynamic Homes common stock outstanding, held by approximately 367 stockholders of record.

         - Procedure for Voting. You can vote your shares by attending the Special Meeting and voting in person or by mailing the enclosed proxy card. You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of Dynamic Homes in writing, deliver a later dated proxy, before your common stock has been voted at the Special Meeting, or attend the meeting and vote your shares in person. Merely attending the Special Meeting will not constitute revocation of your proxy. See "The Special Meeting of Dynamic Homes Stockholders - Voting by Proxy."

NO SPECIAL APPROVAL


The approval of the merger is not conditioned upon approval of a majority of the stockholders not affiliated with Peter K. Pichetti and Ronald L. Gustafson. See "Beneficial Ownership of Management and Principal Stockholders."


APPRAISAL RIGHTS

         Minnesota law provides you with appraisal rights in the merger. This means that if you are not satisfied with the amount you are entitled to receive in the merger, you may have the value of your shares independently determined and receive payment based on that valuation. The ultimate amount received by a dissenting stockholder in an appraisal proceeding may be more or less than, or the same as, the amount the dissenting stockholder would have received in the merger. To exercise your appraisal rights, you must deliver a written objection to the merger to Dynamic Homes at or before the Special Meeting and you must not vote in favor of the merger. Your failure to follow exactly the procedures specified under Minnesota law will result in the loss of your appraisal rights. See "You Have Appraisal Rights in the Merger."

FEDERAL INCOME TAX CONSEQUENCES

         The merger will be a taxable transaction to you. For United States federal income tax purposes, your receipt of cash in exchange for your shares of Dynamic Homes common stock generally will cause you to recognize a gain or loss measured by the difference between the cash you receive in the merger and your tax basis in your shares of Dynamic Homes common stock. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR FOR A FULL UNDERSTANDING OF THE MERGER'S TAX CONSEQUENCES THAT ARE PARTICULAR TO YOU. See "The Merger Agreement - Certain Federal Income Tax Consequences."

WHEN THE MERGER WILL BE COMPLETED

         We are working to complete the merger as soon as possible. We anticipate completing the merger by approximately December 28, 2000, subject to receipt of stockholder approval and satisfaction of other requirements, including the conditions described immediately below. See "The Merger Agreement
- When the Merger Will be Completed."

CONDITIONS TO COMPLETING THE MERGER

         The completion of the merger depends on a number of conditions being met. In addition to the parties complying with the Merger Agreement, these conditions, unless waived, include:

         - approval of the merger and the Merger Agreement by Dynamic Homes' stockholders;

         - no action or proceeding having been instituted by any governmental entity seeking to prevent consummation of the merger, and the receipt of any governmental approvals which may be required;

         - holders of no more than 10% of Dynamic Homes' outstanding shares of common stock having exercised appraisal rights;

         -        the resignation of certain directors and officers of Dynamic
                  Homes;

         - the absence of a material adverse change in Dynamic Homes' business from the date of the Merger Agreement to the effective date of the merger;

         - specified Dynamic Homes employees having signed employment agreements with Dynamic LLC and not having indicated any intention not to comply with the terms of those agreements; and

         - renewal of the union contract to which Dynamic Homes is currently subject.

See "The Merger Agreement - Conditions to Closing."

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER THAT DIFFER FROM YOUR
INTERESTS

         Some of Dynamic Homes' directors and officers have interests in the merger that are different from, or are in addition to, their interests as stockholders in Dynamic Homes. The Dynamic Homes' Board of Directors knew about these additional interests and considered them when the directors appointed the Special Committee, and the Special Committee knew about these additional interests when the Special Committee approved the Merger Agreement. These interests include the following:

         - Peter K. Pichetti and Ronald L. Gustafson, directors of Dynamic Homes, are founders of Dynamic LLC and have a substantial interest in Dynamic LLC which will own Dynamic Homes following the closing of the merger. Clyde R. Lund, Jr., a director of Dynamic Homes, was originally a member of the group of individuals that proposed to form Dynamic LLC; he removed himself from participation with the group on July 20, 2000; and

         - some of the executive officers will continue as employees of Dynamic Homes, in some cases pursuant to written employment agreements.

         See "Special Factors - Interests of Dynamic Homes' Directors and Officers in the Merger that Differ from Your Interests."

THE MERGER

         - Procedure for Receiving Merger Consideration. Dynamic LLC has appointed Wells Fargo Bank, Minnesota N.A., as paying agent, to coordinate the payment of the cash merger consideration following the merger. The paying agent will send you written instructions for surrendering your certificates and obtaining the cash merger consideration after we have completed the merger. See "The Merger Agreement - Payment for Dynamic Homes Shares."

         - Terminating the Merger Agreement. Dynamic Homes and Dynamic LLC can mutually agree at any time to terminate the Merger Agreement without completing the merger, even if the stockholders of Dynamic Homes have approved it. Also, under certain circumstances, either Dynamic Homes or Dynamic LLC can decide, without the consent of the other, to terminate the agreement prior to the closing of the merger, even if the stockholders of Dynamic Homes have approved the Merger Agreement. See "The Merger Agreement - Termination."

         - Fees and Expenses. Generally, whether or not the merger is consummated, Dynamic Homes and Dynamic LLC are each responsible for their respective expenses incurred in connection with the merger. Dynamic Homes, however, is required to reimburse

                  Dynamic LLC for reasonable out-of-pocket fees and expenses, not to exceed $25,000, incurred by Dynamic LLC in connection with the Merger Agreement, if the Merger Agreement is terminated under certain circumstances. Dynamic Homes is also required to pay a termination fee of $200,000 if the Merger Agreement is terminated under certain circumstances. Dynamic LLC, however, is also required to reimburse Dynamic Homes for reasonable out-of-pocket fees and expenses, not to exceed $25,000, incurred by Dynamic Homes in connection with the Merger Agreement, if the Merger Agreement is terminated due to Dynamic LLC breaching, subject to materiality thresholds and cure periods, any of its representations, warranties, covenants or agreements contained in the Merger Agreement. See "The Merger Agreement - Fees and Expenses."

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

         Set forth below is a summary of selected consolidated financial data with respect to the Company excerpted or derived from the information contained in the Company's Annual Reports on Form 10-K for the years ended December 31, 1999 and 1998 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000. More comprehensive financial information is included in such reports and other documents filed by the Company with the Securities and Exchange Commission (the "Commission"). Such reports and other documents may be inspected and copies may be obtained from the offices of the Commission. See "Where You Can Find More Information." In addition, copies of the Company's Annual Report on Form 10-K (as amended) for the year ended December 31, 1999 and its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, accompany this proxy statement being provided to stockholders.

                                                                     (UNAUDITED)
                                                                     NINE MONTHS                           YEAR
                                                                        ENDED                             ENDED
                                                                    SEPTEMBER 30,                      DECEMBER 31,
                                                                  -----------------                 -----------------
                                                                2000             1999             1999             1998
----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED STATEMENT OF OPERATIONS
DATA
----------------------------------------------------------------------------------------------------------------------------
Revenues                                                    $  8,977,000     $  9,200,000     $ 13,159,000     $ 11,969,000
----------------------------------------------------------------------------------------------------------------------------
Operating income (loss)                                          445,000          468,000          744,000          954,000
----------------------------------------------------------------------------------------------------------------------------
Interest expense, net                                             84,000          104,000          125,000          122,000
----------------------------------------------------------------------------------------------------------------------------
Income (Loss) before income taxes and equity in earnings
of unconsolidated subsidiary                                     425,000          406,000          730,000          928,000
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from:
----------------------------------------------------------------------------------------------------------------------------
   Continuing operations                                         255,000          244,000          438,000          593,000
----------------------------------------------------------------------------------------------------------------------------
   Discontinued operations                                      (123,000)         (26,000)         (90,000)        (219,000)
----------------------------------------------------------------------------------------------------------------------------
   Loss on Disposal of Subsidiary                               (516,000)

----------------------------------------------------------------------------------------------------------------------------
Net income (loss)                                           $   (384,000)    $    218,000     $    348,000     $    374,000
----------------------------------------------------------------------------------------------------------------------------
Net income (loss) per share                                 $      (0.18)    $       0.10     $       0.16     $       0.17
----------------------------------------------------------------------------------------------------------------------------
Basic and diluted weighted average common and common           2,240,850        2,240,850        2,240,850        2,240,850
equivalent shares outstanding(2)
----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA (1) (END
OF PERIOD)

----------------------------------------------------------------------------------------------------------------------------
Total assets                                                $  7,408,000     $ 10,211,000     $  9,784,000     $  9,425,000
----------------------------------------------------------------------------------------------------------------------------
Long-term debt, including current maturities                   1,121,000        3,079,000        3,020,000        3,049,000
----------------------------------------------------------------------------------------------------------------------------
Stockholders' equity                                           5,070,000        5,324,000        5,454,000        5,107,000
----------------------------------------------------------------------------------------------------------------------------
OTHER DATA:

----------------------------------------------------------------------------------------------------------------------------
Period end book value per share                             $       2.26     $       2.38     $       2.43     $       2.28
----------------------------------------------------------------------------------------------------------------------------
Cash dividends declared per share                           $       0.00     $       0.00     $       0.00     $       0.00
----------------------------------------------------------------------------------------------------------------------------

         The Company has not provided any pro forma data giving effect to the proposed merger as it does not believe such information is material to its stockholders in evaluating the Merger Agreement since the proposed merger consideration is all cash and if the proposed merger is completed, the Company's common stock would cease to be publicly traded.

         The Company has also not provided any separate financial information for Dynamic LLC or Merger Sub since they are special purpose entities formed in connection with the proposed merger and have no independent operations.

CONTACT INFORMATION

         If you have any questions regarding the merger or any other matters discussed in this proxy statement, please contact:

                           Scott D. Lindemann
                           Dynamic Homes, Inc.
                           525 Roosevelt Avenue
                           Detroit Lakes, Minnesota 56501
                           (218) 847-2611 (telephone)
                           Email Address: scottl@dynamichomes.com


                     QUESTIONS AND ANSWERS ABOUT THE MERGER

         The following questions and answers are intended to address briefly some commonly asked questions regarding the merger. These questions and answers may not address all questions that may be important to you as a stockholder of Dynamic Homes. Please refer to the more detailed information contained elsewhere in this proxy statement and its appendices.

1. IF THE MERGER IS COMPLETED, WHAT WILL I RECEIVE FOR MY DYNAMIC HOMES COMMON STOCK AND/OR OPTIONS?

         You will receive cash. Dynamic LLC will pay cash for all Dynamic Homes shares outstanding as of the closing.

         Each option to purchase Dynamic Homes common stock outstanding as of the closing will be deemed to have been exercised and will convert into the right to receive cash in an amount equal to the difference between $2.55 and the exercise price of such option.

2.       WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?

         The Special Meeting is scheduled to take place at 9:00 a.m., Central Standard Time, on December 28, 2000, at the Holiday Inn Motel, Detroit Lakes, Minnesota.

3.       WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

         Holders of record of Dynamic Homes common stock as of the close of business on November 20, 2000, are entitled to vote at the Special Meeting. Each stockholder has one vote for each share of Dynamic Homes common stock he or she owns.

4.       WHAT VOTE IS REQUIRED FOR DYNAMIC HOMES STOCKHOLDERS TO APPROVE THE
         MERGER?

         In order for the merger to be approved, holders of a majority of the outstanding shares of Dynamic Homes common stock must vote "FOR" the merger. If your shares are not voted, it has the same effect as a vote "AGAINST" the merger.

5.       WHAT DO I NEED TO DO NOW?

         After carefully reading and considering the information contained in this proxy statement, please vote your shares as soon as possible by filling out, signing and returning the enclosed proxy card. Your voting materials include detailed information on how to vote.

6. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

         No. Your broker can only vote your shares if you provide instructions on how to vote. You should instruct your broker on how to vote your shares using the instructions provided by your broker. If your shares are not voted, it has the same effect as a vote "AGAINST" the merger.

7.       CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY PROXY CARD?

         Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by notifying the Secretary of Dynamic Homes in writing or by submitting a new proxy dated after the date of the proxy being revoked. In addition, your proxy will be revoked by you if you attend the Special Meeting and vote in person. However, simply attending the Special Meeting will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the instructions received from your broker to change your vote.

8.       DO I NEED TO ATTEND THE DYNAMIC HOMES SPECIAL MEETING IN PERSON?

         No. It is not necessary for you to attend the Special Meeting to vote your shares if Dynamic Homes has previously received your proxy, although you are welcome to attend.

9.       WILL I HAVE APPRAISAL RIGHTS AS A RESULT OF THE MERGER?

         Yes. If you wish to exercise your appraisal rights, you must follow the requirements of Minnesota law. A summary of the requirements you must follow to exercise your appraisal rights is included in "You Have Appraisal Rights in the Merger" in this proxy statement.

10. WHEN WILL HOLDERS OF DYNAMIC HOMES COMMON STOCK RECEIVE THE MERGER CONSIDERATION?

         The merger is expected to be completed promptly following the Special Meeting of the Dynamic Homes stockholders. However, it is possible that delays could require that the merger be completed at a later time. Following the merger, you will receive instructions on how to receive your cash payment in exchange for each share of Dynamic Homes common stock. You must return your Dynamic Homes stock certificates as described in the instructions, and you will receive your cash payment as soon as practicable after Wells Fargo Bank, Minnesota N.A., the paying agent, receives your Dynamic Homes stock certificate. If you hold shares through a brokerage account, your broker will handle the surrender of stock certificates to Wells Fargo Bank, Minnesota N.A.

11.      WHO WILL OWN DYNAMIC HOMES AFTER THE MERGER?

         After the merger, Dynamic Homes will be a wholly owned subsidiary of Dynamic LLC, a Minnesota limited liability company.

12.      SHOULD I SEND IN MY DYNAMIC HOMES STOCK CERTIFICATES NOW?

         No. After the merger is completed, Wells Fargo Bank, Minnesota N.A., as paying agent, will send you written instructions for exchanging your Dynamic Homes stock certificates.

13.      WILL I OWE TAXES AS A RESULT OF THE MERGER?

         The cash you receive in the merger in exchange for your shares of Dynamic Homes common stock and any cash you may receive from exercising your appraisal rights will be subject to United States federal income tax and also may be taxed under applicable state, local and foreign tax laws. In general, you will recognize gain or loss equal to the difference between the amount of cash you receive and your adjusted tax basis in your shares of Dynamic Homes common stock. We recommend that you read the section entitled "The Merger Agreement--Certain Federal Income Tax Consequences" in this proxy statement for a more detailed explanation of the tax consequences of the merger. You should consult your tax advisor regarding the specific tax consequences of the merger applicable to you.

14.      WHO CAN HELP ANSWER MY QUESTIONS?

         If you have additional questions about the merger after reading this proxy statement, you should contact:

                           Scott D. Lindemann
                           Dynamic Homes, Inc.
                           525 Roosevelt Avenue
                           Detroit Lakes, Minnesota 56501
                           (218) 847-2611 (telephone)
                           Email Address: scottl@dynamichomes.com


                            THE PARTIES TO THE MERGER

         DYNAMIC HOMES, INC. Dynamic Homes, Inc. ("Dynamic Homes") is a Minnesota corporation that manufactures modular, preconstructed buildings for single-family, multiple-family and commercial use. Commercial operations include the manufacture of preconstructed office buildings, motels and apartments. Dynamic Homes common stock is quoted on the Nasdaq Small-Cap System under the symbol "DYHM." Dynamic Homes' principal executive offices are located at 525 Roosevelt Avenue, Detroit Lakes, Minnesota 56501, and its telephone number is
(218) 847-2611.

         DYNAMIC HOMES, LLC. Dynamic Homes, LLC ("Dynamic LLC") is a Minnesota limited liability company which was organized in Minnesota on September 25, 2000, by Peter K. Pichetti, Ronald L. Gustafson and Native American Housing Co., LLC, in connection with the proposed merger. Dynamic LLC has not been engaged in any business activities other than those in connection with the merger. Dynamic LLC's principal office is located at 8039 Spirit Cove Drive, Duluth, Minnesota 55807, and its telephone number is (218)624-0695.

         DYNAMIC ACQUISITION, INC. Dynamic Acquisition, Inc. ("Merger Sub") is a Minnesota corporation and wholly owned subsidiary of Dynamic LLC formed solely for the purpose of engaging in the merger. Pursuant to the terms of the Merger Agreement, at the effective time of the merger, Merger Sub will be merged with and into Dynamic Homes, with Dynamic Homes being the surviving corporation.

                THE SPECIAL MEETING OF DYNAMIC HOMES STOCKHOLDERS

PLACE, DATE, TIME AND PURPOSE

         The Special Meeting will be held at the Holiday Inn Motel, Detroit Lakes, Minnesota, on December 28, 2000, at 9:00 a.m., Central Standard Time. The purpose of the Special Meeting is to consider and vote on the proposal to approve and adopt the Merger Agreement.

         A SPECIAL COMMITTEE APPOINTED BY THE DYNAMIC HOMES BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER IS IN THE BEST INTERESTS OF DYNAMIC HOMES AND ITS STOCKHOLDERS, HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT DYNAMIC HOMES STOCKHOLDERS VOTE IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

WHO CAN VOTE AT THE SPECIAL MEETING

         The holders of record of Dynamic Homes common stock as of the close of business on November 20, 2000, which is the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. On the record date, there were 2,240,850 shares of Dynamic Homes common stock outstanding held by approximately 367 stockholders of record.

ATTENDING THE MEETING

         If you are a beneficial owner of Dynamic Homes common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Dynamic Homes common stock held in street name in person at the meeting, you will have to obtain a written proxy or authorization in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

         The approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote. Each share of common stock is entitled to one vote. Failure to return a properly executed proxy card or to vote in person will have the same effect as a vote "AGAINST" the merger. Abstentions and broker non-votes also will have the same effect as a vote against the merger. Your broker or nominee does not have the right to vote your shares of Dynamic Homes common stock without your instruction. It is important that you instruct your broker or nominee on how to vote your shares of Dynamic Homes common stock for your shares to be represented at the Special Meeting.

         The holders of a majority of the outstanding shares of Dynamic Homes common stock as of the record date, represented in person or by proxy, will constitute a quorum for purposes of the Special Meeting. A quorum is necessary to hold the Special Meeting. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum and any adjournment of the Special Meeting, unless the holder is present solely to object to the Special Meeting. However, if a new record date is set for an adjourned meeting, then a new quorum will have to be established.

VOTING BY PROXY

         This proxy statement is being sent to you on behalf of the Board of Directors of Dynamic Homes for the purpose of requesting that you allow your shares of Dynamic Homes common stock to be represented at the Special Meeting by the persons named in the enclosed proxy card. All shares of Dynamic Homes common stock represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Special Committee appointed by the Board of Directors. The Special Committee recommends a vote in favor of ("FOR") approval of the Merger Agreement.

         If any matters not described in this proxy statement are properly presented at the Special Meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting to solicit additional proxies. However, no proxy voted against the proposal to approve the merger will be voted in favor of an adjournment or postponement to solicit additional votes in favor of the merger. Dynamic Homes does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of Dynamic Homes in writing, deliver a later dated proxy before your shares have been voted at the Special Meeting or attend the meeting and vote your shares in person. Merely attending the Special Meeting will not constitute revocation of your proxy.

         If your Dynamic Homes common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via telephone or the Internet.

         Dynamic Homes will pay the cost of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers and employees of Dynamic Homes may solicit proxies personally and by telephone. None of these persons will receive additional or special compensation for soliciting proxies. Dynamic Homes will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions. Dynamic Homes may engage a proxy solicitation firm to assist in the solicitation.

                                 SPECIAL FACTORS

BACKGROUND OF THE MERGER

         As part of its ongoing business planning process, the Board of Directors of Dynamic Homes and senior management regularly have considered strategic alternatives in light of existing conditions and developments in the housing industry. In addition, the Board of Directors and senior management have been of the opinion that the market value of the Dynamic Homes stock on the public market has frequently not properly reflected the value of the corporation.

         In 1998, Ray Madison, holder of approximately 28% of the outstanding stock of Dynamic Homes, began urging the directors to consider selling the Company or otherwise assisting him in liquidating all or a substantial part of his shareholdings in Dynamic Homes as a part of his estate planning process. Mr. Madison, then age 87, sought the advice of Fredrikson & Byron, P.A., a law firm in Minneapolis, Minnesota, to assist him with his business and estate planning matters.

         At its meetings on July 27, August 24 and September 28, 1998, the Board of Directors discussed the possibility of entering into a transaction for the sale or merger of the Company. Following the September 28, 1998 meeting of the Board of Directors, Dougherty Summit Securities LLC was engaged to provide a valuation report on the Company.

         On October 7, 1998, Fredrikson & Byron, P.A., acting on behalf of Ray Madison, wrote to the President of the Company, urging the Board of Directors to engage Dougherty Summit to assist the Company in evaluating unsolicited offers that had been received from third parties relating to the possible acquisition of the Company.

         On October 29, 1998, Dougherty Summit Securities LLC rendered its opinion to the Board of Directors stating that the common stock of the Company had an estimated value of approximately $2.75 per share. Dougherty Summit Securities LLC disclosed in its opinion that it had reviewed information concerning Dynamic Homes, financial information and forecasts, historical stock prices and volume data for trading in the stock of Dynamic Homes, publicly available information with respect to companies believed to be comparable to Dynamic Homes and prices and premiums paid in connection with certain comparable sale or merger transactions.

         From late-1998 through mid-1999, senior management discussed possible sale or merger transactions with several companies, most of which were engaged in the housing industry, and most of which had submitted unsolicited letters of interest to the Company. Senior management reported regularly to the Board of Directors. The unsolicited letters of interest generally expressed the desire of the party submitting the letter to enter into discussions with management of Dynamic Homes regarding a possible sale or merger transaction. Few, if any, of the letters contained the price or terms of any payments to be made in connection with any such transaction. The names of the companies submitting letters of interest were disclosed to Dougherty Summit Securities LLC in connection with its subsequent engagement letter with Dynamic Homes and Dougherty Summit Securities LLC contacted each of the companies in its work as financial advisor to the Company.

         At its meeting on August 23, 1999, the Board of Directors authorized management to engage Dougherty Summit Securities LLC as the Company's exclusive agent for purposes of the sale of the assets or a merger transaction involving the Company.

         On September 27, 1999, an engagement letter was entered into by the Company with Dougherty Summit Securities LLC, pursuant to which Dougherty Summit Securities LLC was engaged as financial advisor to the Company for a period of six months.

         In a November 12, 1999 letter to the Board of Directors, Dougherty Summit Securities LLC recommended that the Company sell its subsidiary Shagawa Resort, Inc., which operated the Shagawa Holiday Inn Sun Spree Motel in Ely, Minnesota. Dougherty Summit Securities LLC was not involved in the sale of Shagawa Resort, Inc., but its November 12, 1999 letter stated: "Pursuant to maximizing value, the Shagawa Resort is producing an operating loss and negative cash flow.... We believe selling Shagawa is a necessary step toward maximizing value for the Company's shareholders." On November 17, 1999, the Company issued a press release announcing that it was exploring various strategic alternatives for enhancing stockholder value, and that Dougherty Summit Securities LLC had been retained to assist in that process.

         At its meeting on January 24, 2000, the Board of Directors reviewed offers received by the Company for the purchase of Shagawa Resort, Inc. The directors concluded that Shagawa Resort, Inc. should be sold and requested legal counsel to assist the Company in selecting the offer which would be in the best interest of the stockholders. Following that meeting, management solicited final offers for the sale of Shagawa Resort, Inc.

         At its meeting on February 28, 2000, the Board of Directors approved the sale of substantially all of the assets of Shagawa Resorts, Inc. Two offers were received and reviewed at the meeting, both in the amount of approximately $2,400,000; the offer selected was deemed by the directors to be preferable, because the offeror agreed to assume the Company's franchise agreement with Holiday Inn and to indemnify the Company against substantial cancellation obligations to which it was exposed under the franchise agreement. The officers of the Company were directed to work with legal counsel to negotiate the terms of an appropriate sale agreement and to execute the same on behalf of the Company and proceed to close the transaction. At the February 28, 2000 meeting, the directors accepted the resignation of Ray Madison as Chief Executive Officer of the Company.


         On April 10, 2000, Fredrikson & Byron, P.A., acting on behalf of Ray Madison, wrote to the Board of Directors stating that the law firm was recommending to Mr. Madison that he should vote as a director in favor of any transaction recommended by Dougherty & Company LLC and if no such transaction is approved by the directors, then he should individually pursue a sale of his stock in the Company. The Company understands that the letter was written because of a concern by the law firm representing Mr. Madison that the Board of Directors was unnecessarily delaying a decision on the sale or merger of the Company. Upon reviewing the letter, legal counsel to the Company advised management and the Board of Directors that it was his opinion that Mr. Madison likely had a conflict of interest in connection with any sale or merger transaction and that he should probably not vote to approve any such transaction. No such transaction was presented to the Board of Directors for consideration prior to the May 16 meeting discussed below.


         On May 1, 2000, the sale of substantially all of the assets of Shagawa Resorts, Inc. was completed.

         At its meeting on May 16, 2000, the Board of Directors heard a report from representatives of Dougherty & Company LLC (formerly Dougherty Summit Securities LLC) that seven parties were interested in acquiring the Company, and that acceptable offers had been received from two of the seven. Both offers were in the amount of $2.51 per share, but were contingent on a number of issues, and neither had a firm commitment for financing. Following the presentation by the representatives of Dougherty & Company LLC, and discussion, the representatives of Dougherty & Company LLC left the meeting. Before the meeting adjourned, Peter
K. Pichetti, one of the directors of the Company, advised the Board of Directors that he and directors Clyde R. Lund, Jr. and Ronald Gustafson were submitting a letter of intent for acquisition of the Company. After a brief review of the letter of intent, which contained an offer of $2.60 per share (contingent on outside financing), and upon advice of legal counsel, the directors determined that in accordance with the relevant provisions of the Minnesota Business Corporation Act, a special committee of non-directors should be appointed to consider the various offers then available and which may thereafter be forthcoming. The directors appointed Gerald E. Magnuson, a retired partner of the Lindquist & Vennum law firm in Minneapolis, Minnesota, Patrick McGuire, former President of Woodland Container Corporation in Aitkin, Minnesota, and Michael Bochert, an independent investment banker in Edina, Minnesota, as members of the Special Committee. The Board of Directors directed the Special Committee to recommend one acquisition proposal to the President of the Company for signature on or before June 21, 2000.

         On May 16, 2000, pursuant to action by the Board of Directors at its meeting on May 16, 2000, the September 27, 1999 agreement with Dougherty & Company LLC was amended to extend the term of the agreement from six months to nine months.

         On June 7, 2000, the Special Committee met and conferred with the President of the Company, a representative from Dougherty & Company LLC and the Company's legal counsel. After discussion, the Special Committee concluded that the two parties that had submitted bids at the May 16, 2000 meeting, in addition to the Mille Lacs Band of Chippewa Indians (which had on May 16 indicated its interest in bidding) and the group consisting of Messrs. Pichetti, Lund and Gustafson, should be invited to submit final sealed bids directly to the Special Committee, to be opened by the Special Committee on June 20, 2000. Representatives of Dougherty & Company LLC notified the Mille Lacs Band of Chippewa Indians and the two bidders, and advised the two bidders that a bid somewhat higher than theirs had been submitted on May 16. The bidding process between June 7 and June 20 was also open to other parties interested in submitting a sealed bid; no other such party submitted a bid.

         On June 20, 2000, the Special Committee met and opened the four sealed bids that had been timely submitted to the Special Committee. Representatives of Dougherty & Company LLC and legal counsel to the Company participated in the meeting. The four sealed bids provided for prices of $2.00, $2.10, $2.51 and $2.55 per share, respectively. The terms of the letters of intent were similar, except that the bid providing for a price of $2.00 per share and the bid providing for a price of $2.10 per share were not subject to a specific financing contingency. The bid providing for a price of $2.51 per share indicated that the transaction would take the form of a tender offer by the bidding entity, rather than a merger. At the conclusion of the meeting, the Special Committee unanimously approved the letter of intent submitted by the law firm of Johnson, Killen & Seiler, P.A., on behalf of Messrs. Pichetti, Lund and Gustafson, which contained the $2.55 per share price, as being in the best interests of the stockholders. The $2.55 per share is payable to the stockholders in cash at the closing of the merger transaction.

         On June 26, 2000, the directors accepted the resignation of Ray Madison as a director and Chairman of the Board of the Company.

         On July 20, 2000, the law firm of Johnson, Killen & Seiler, P.A. notified the Company that Clyde R. Lund, Jr. was no longer part of the group represented by that law firm. The group represented by said law firm subsequently formed Dynamic Homes, LLC.

REASONS FOR THE MERGER


         The decision of the Board of Directors on September 29, 1999, to enter into an engagement letter with Dougherty Summit Securities, LLC, was deemed to be in the best interests of and fair to the unaffiliated stockholders, due to the reasons set forth under "Special Factors --- Background of the Merger." The reasons included, specifically, the historic market prices for the common stock of the Company. See "Market Price of Dynamic Homes Common Stock." The final determination on the fairness of the merger to the unaffiliated stockholders was made by the Special Committee, appointed by the Board of Directors on May 16, 2000, to act in its place with respect to the merger. The Special Committee has determined by unanimous vote that the merger is fair to the unaffiliated stockholders of Dynamic Homes. The Board of Directors has not rendered a separate opinion. See "Special Factors --- Fairness of the Merger." ACCORDINGLY, THE SPECIAL COMMITTEE HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT DYNAMIC HOMES' STOCKHOLDERS VOTE IN FAVOR OF APPROVAL AND

ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

         In reaching its determination to approve the Merger Agreement, the Special Committee considered a number of matters affecting the value of Dynamic Homes to its stockholders, including the matters described above in "Special Factors -- Background of the Merger" and the following factors:

         - the price being offered by Dynamic LLC, which, when compared with the $1.94 closing price of Dynamic Homes common stock immediately prior to the announcement of the merger, represented a premium of 31% at a $2.55 per share purchase price;

         -- the price of $2.55 per share also compared favorably with all recent market prices for the stock of the Company, which showed a high of $2.44 during the first quarter of 1998, a low of $1.06 during the fourth quarter of 1999, a high price of $2.13 during the first quarter of 2000 and prices during the second quarter of 2000 ranging from a high of $2.19 to a low of $1.31 (see "MARKET PRICE OF DYNAMIC HOMES' COMMON STOCK");

         - the $2.55 per share price, to be paid in cash, appeared to be in the best interests of the stockholders;

         - the decision of the Board of Directors in 1999 that stockholder value would be enhanced by the sale of the Company, and the retention of Dougherty & Company LLC to solicit offers from interested prospective purchasers;

         - the substantial efforts undertaken by Dougherty & Company LLC to locate prospective purchasers, the seven parties that expressed an interest in acquiring the Company and the four written offers received in the final submission of sealed bids on June 20, 2000;

         - the terms of the Merger Agreement, including the parties' representations, warranties, covenants and conditions; and

         - the potential impact of the merger on customers, employees and other constituencies of Dynamic Homes.

         In addition to the foregoing reasons that supported the Special Committee's approval of the $2.55 per share offer, the Special Committee considered the possibilities that (i) a higher price could be achieved by continuing the process of searching for a higher bid and (ii) the stockholders may be better served by retaining their shares in the issuer. Dougherty & Company LLC's report to the Special Committee that it had contacted all potential bidders within the industry and many potential bidders outside of the industry during its nine-month effort convinced the Special Committee that additional efforts to find another interested party were not likely to be fruitful. The earnings history of Company over the past three years, the response of the marketplace to the modest earnings per share results, and the results achieved during the quarter ended March 31, 2000, caused the Special Committee to conclude that it was unlikely that the operating results of the Company would generate a substantial near-term increase in the price of the issuer's shares in the public market.

SOURCE AND AMOUNT OF FUNDS

         The total amount of funds required by Dynamic LLC to acquire all the outstanding shares of Dynamic Homes common stock and to pay its fees and expenses associated with the merger is estimated to be approximately $5,800,000. On September 30, 2000, Dynamic LLC had a net worth of $2,000,000, consisting of subscriptions payable. The subscriptions will be paid in cash prior to the closing of the merger. The remaining amount will be borrowed from Bremer Bank, Detroit Lakes, Minnesota, supplemented by additional funds from Messrs. Pichetti and Gustafson.

         Bremer Bank has agreed to provide a permanent loan of up to $3,530,700, to be amortized over a period of 10 years with interest fixed at the rate of 9.5% per annum for 60 months on a 5-year term note. It is anticipated that the balance owing after 5 years will be repaid pursuant to a new note with a renegotiated interest rate. The collateral for this loan will be provided by Dynamic Homes following the closing, and will consist of a first real estate mortgage and assignment of rents and a security interest covering inventory, chattel paper, accounts receivable, equipment, general intangibles, furniture and fixtures. It is the plan and intent of Dynamic LLC to repay the financing through cash flow generated by the operations of Dynamic Homes.

         Dynamic LLC has no alternative financing plans.

INTERESTS OF DYNAMIC HOMES' DIRECTORS AND OFFICERS IN THE MERGER THAT MAY DIFFER FROM YOUR INTERESTS

         As discussed above, certain members of the Board of Directors of Dynamic Homes have interests that may present actual, potential, or the appearance of potential, conflicts of interest in connection with the merger. The Special Committee and the Board of Directors were aware of these potential or actual conflicts of interest and considered them along with other matters described under "Background of the Merger." No member of the Special Committee had any actual, potential or apparent conflicts of interest.

PLANS FOR THE COMPANY AFTER THE MERGER

         After the merger, Dynamic LLC anticipates that it will continue to operate the Company in Detroit Lakes, Minnesota, without any significant near-term changes in its operations or management. In this regard, it is anticipated that current management personnel will remain with the Company, and that Scott D. Lindemann will retain his position as President of the Company. Peter K. Pichetti will become Chairman of the Board and Chief Executive Officer. Mr. Pichetti and Ronald L. Gustafson, the founders and governors of Dynamic LLC, will continue to serve as directors of Dynamic Homes after the merger. Lance G. Morgan resigned as a director of the Company on November 15, 2000. It is anticipated that Clyde R. Lund, Jr. and Israel Mirviss will resign as directors of Dynamic Homes, effective upon the closing of the merger.

         The following contains the age and principal occupation or position with respect to Messrs. Pichetti and Gustafson:

         Peter K. Pichetti, age 55, from February 1993 to April 1998, was President, Chief Executive Officer and Director of State Bank of Tower and Tower Bancshares, Inc. (a bank holding company) in Tower, Minnesota. From and after April 1998, he served as an independent consultant to various banks in the Duluth, Minnesota and Superior, Wisconsin area and served as Vice President of National Bank of Commerce of Superior, Wisconsin, resigning on October 31, 2000. He was Chief Financial Officer of Zenith Disposal, Inc., in Duluth, Minnesota, from November, 1991, to February, 1993. From 1990 to November, 1991, he was President of Northland Business Credit. From October, 1989, to September, 1990, he was President and Chief Executive Officer of the St. Louis Bank of Savings in Duluth, Minnesota. He has served as a Director of the Company since 1991.

         Ronald L. Gustafson, age 52, has been owner and operator of Heritage Homes, Inc. (a residential and commercial construction company) since 1974 and part owner of Don Beam Homes, Inc. (a residential and commercial construction company), since March 1997. He has been a builder/dealer for the Company since 1976. He has served as a Director of the Company since 1989.

         Following the merger, Dynamic Homes will cease to be a public reporting company.

PURPOSES AND EFFECTS OF THE MERGER

         Dynamic LLC and Merger Sub were formed by Peter K. Pichetti and Ronald
L. Gustafson for the sole purpose of acquiring the stock of Dynamic Homes. Accordingly, neither Dynamic LLC nor Merger Sub has any purpose in engaging in the merger that is different from Messrs. Pichetti and Gustafson.

         Messrs. Pichetti and Gustafson were directors of Dynamic Homes at the time when D. Raymond Madison expressed his interest in selling his stock in Dynamic Homes. As directors of Dynamic Homes, they considered the effects that the sale of his stock would have on the unaffiliated stockholders of Dynamic Homes. A sale of Mr. Madison's stock in a block could result in a premium being paid for that block of stock that would not be shared with non-selling unaffiliated stockholders. Further, since the stock of Dynamic Homes was not widely held and was thinly traded, the sale of Mr. Madison's stock on the open market could depress the market price of Dynamic Homes stock for a significant period of time.

         At the time Mr. Madison expressed his interest in selling his stock, and for over a year and a half afterwards, neither Mr. Pichetti nor Mr. Gustafson had any interest in acquiring Dynamic Homes. Their sole intent and purpose during this period was obtaining the best possible price of the stock for all stockholders of Dynamic Homes.

         In March, 2000, after Dougherty Summit Securities had been working for seven months on locating a purchaser for Dynamic Homes, it became apparent to Messrs. Pichetti and Gustafson that there was only limited interest on the part of potential purchasers in acquiring a company such as Dynamic Homes. Messrs. Pichetti and Gustafson believed that Dynamic Homes, as a privately held company, could be more profitable than as a public company. The reason for this belief was the cost savings to be realized by eliminating governmental filings and proxy solicitations. Further, as a privately held company, with only a few equity owners, Dynamic Homes could, as an S corporation or as a limited liability company, take advantage of the tax benefits available to such business organization forms. The principal tax benefit for an S corporation or a limited liability company is the avoidance of the double taxation of corporate distributions.

         Finally there was a concern by Messrs. Pichetti and Gustafson that an acquisition of Dynamic Homes by an outside party could lead to the closing of the plant in Detroit Lakes and the removal of the jobs from rural Minnesota.

         Accordingly, Messrs. Pichetti and Gustafson decided to prepare a proposal to acquire all of the stock of Dynamic Homes.

         Recognizing that their position as directors required them to act in the best interests of all of the stockholders of Dynamic Homes, they decided to only submit their proposal if the terms they proposed were at least equivalent to the best terms offered by an outside party, and the price they proposed was higher than that offered by any outside party. They then prepared a proposed letter of intent and brought it to the May 16, 2000 meeting of the Board of Directors.

         The purposes of Messrs. Pichetti and Gustafson in engaging in the merger accordingly are: (1) to acquire the stock of Dynamic Homes at a price higher than that offered by any outside party and on terms acceptable to Dynamic Homes; (2) to assist in maintaining Dynamic Homes as a viable and financially stable business in the Detroit Lakes area; and (3) to operate Dynamic Homes after the merger, and after the merger debt has been substantially reduced, to receive income distributions (dividends) from Dynamic Homes without having to pay corporate level taxes.

         If the merger is completed, it is anticipated that Dynamic Homes will continue as a Minnesota corporation holding substantially the same assets and with substantially the same employees and suppliers. Any warranties or similar obligations of Dynamic Homes to its customers will remain in place. Accordingly, it is anticipated that the employees, suppliers and customers of Dynamic Homes will not be detrimentally affected by the merger and will receive the benefit of a continuation of the relationships that they have established.

         As discussed above, Dynamic LLC and Merger Sub were formed by Messrs. Pichetti and Gustafson solely for the purpose of engaging in the merger. Accordingly, the benefits and detriments of the merger to them are the same as the benefits and detriments to Messrs. Pichetti and Gustafson.

         Messrs. Pichetti and Gustafson have incurred legal and financing expenses (including due diligence expenses) in preparing their letter of intent and bid, negotiating the Merger Agreement and in obtaining the commitment for financing. They will invest their own funds as equity capital in Dynamic LLC and have spent a substantial amount of uncompensated time during the past six months on the pending merger.

         In the event that the merger is not completed, or if completed and Dynamic Homes does not achieve the hoped for financial results, it is possible that their investments of time and money may be lost. Further, a major portion of the acquisition cost is being financed by debt. If interest rates rise, and as a result the hoped for financial results are not achieved, Messrs. Pichetti and Gustafson may be required to invest additional amounts. If Dynamic Homes is able to improve its financial performance by being a privately held company, then after the repayment of acquisition debt, Messrs. Pichetti and Gustafson hope to receive distributions from the continued operations of Dynamic Homes.

         The unaffiliated stockholders will be receiving a price for their stock that is 13% higher than the highest stock price during the two year period preceding the announcement of the merger and is 13% higher than the book value on September 30, 2000. The unaffiliated stockholders will be receiving the $2.55 price in cash without having to pay any costs associated with the sale.

         The unaffiliated stockholders will be giving up their right to participate in the future earnings of Dynamic Homes and any future increase in its stock price. However, they will, by receiving cash now, avoid the risk of possible losses from earnings disappointments, and will avoid the potential of an extended depressed market for the stock in light of Mr. Madison's expressed intent to liquidate or reduce his stock position in Dynamic Homes.

         The decisions of the Special Committee with respect to the purposes and effects of the merger are set forth in "SPECIAL FACTORS --- Background of the Merger, and Reasons for the Merger."

FAIRNESS OF THE MERGER

         Peter K. Pichetti and Ronald L. Gustafson believe that the transaction is both procedurally and substantively fair to the unaffiliated stockholders of Dynamic Homes. Because they were formed for the sole purpose of carrying out the merger, the beliefs of Dynamic LLC and Merger Sub regarding the fairness of the merger to the unaffiliated stockholders are the same as the beliefs of Messrs. Pichetti and Gustafson.

         Messrs. Pichetti and Gustafson believe that the process has been procedurally fair, because they initially had no interest in acquiring the stock of Dynamic Homes and were not involved in the process that Dougherty Summit Securities used to identify and solicit interested bidders. When Messrs. Pichetti and Gustafson decided to make a bid, they did so under circumstances and in a manner that their bid was only presented with terms that were at least equivalent to those offered by other parties and at a higher price. Thereafter, they removed themselves from a position of decision making regarding the merger and supported the establishment of the Special Committee, comprised of persons with whom they had no affiliation, to review and act on the merger. When the Special Committee determined to call for sealed bids, Messrs. Pichetti and Gustafson submitted their sealed bid to the Special Committee without any knowledge of who the other bidders were, or the amounts contained in the other bids.

         The merger will continue to be procedurally fair to the unaffiliated stockholders because the provisions of Minnesota law governing appraisal rights provide a simple, fast and non-adversarial means to determine fair value for those stockholders who dissent.

         Messrs. Pichetti and Gustafson believe that the merger process has been substantively fair to the unaffiliated stockholders. Dynamic Homes retained an outside firm, Dougherty Summit Securities, to advise it of the steps to be taken to maximize shareholder value for all stockholders. Bids were initially solicited by Dougherty Summit Securities, and final bids were submitted in a sealed bid process. While the final price of $2.55 a share is less than the originally contemplated price of $2.75 a share, based upon the October 1998 estimate by Dougherty Summit Securities, it should be noted that Dougherty Summit Securities has been advising Dynamic Homes for over two years regarding sale and merger possibilities and it actively marketed Dynamic Homes for 9 months before the Special Committee accepted the bid of Messrs. Pichetti and Gustafson. The final price of $2.55 per share is also less than the price of $2.60 a share contained in the original proposed letter of intent of Messrs. Pichetti and Gustafson (which was not accepted by the Company) on May 16, 2000; this reduction was the result of further study by Messrs. Pichetti and Gustafson and their advisors between May 16 and June 20 with respect to the availability of equity and debt financing and the substantial costs of negotiating and drafting the Merger Agreement, preparation of proxy materials and attending to the transmittal of the cash proceeds to the stockholders of Dynamic Homes, all of which expenses were, in effect, to be paid by Messrs. Pichetti and Gustafson because the price of $2.55 to be received by the stockholders of Dynamic Homes was unaffected by the costs of completing the merger. The terms of the Merger Agreement were thereafter negotiated by Dynamic Homes' independent counsel and were reviewed and approved by the Special Committee.


         In evaluating the fairness of the merger, Messrs. Pichetti and Gustafson considered the terms offered the unaffiliated stockholders under the Merger Agreement in relation to several factors, including historical and current market prices for the Company's stock, current market prices, the net book value per share, and the offers made by unaffiliated entities which offers by unaffiliated entities were, in the opinion of Messrs. Pichetti and Gustafson, indicative of the going concern value of Dynamic Homes.

         As indicated above in "Special Factors --- Purposes and Effects of the Merger," and disclosed in "Market Price of Dynamic Homes Common Stock," the price being offered the unaffiliated stockholders is in excess of the highest stock price paid during the two year period preceding the announcement, and the price being offered the unaffiliated stockholders is in excess of the Company's most recently reported book value. As disclosed in "Special Factors --- Background of the Merger," the price being offered the unaffiliated stockholders is higher than the highest price offered by any unaffiliated entity. It is the belief of Messrs. Pichetti and Gustafson that the best indication of the going concern value of Dynamic Homes is the price that an unaffiliated person is willing to pay to acquire the Company, and that, accordingly, the price being offered is reflective of Dynamic Homes' going concern value. Finally, as indicated in "Special Factors --- Plans for the Company After the Merger," it is the intention of Messrs. Pichetti and Gustafson to continue the operations of Dynamic Homes. Accordingly, in evaluating the fairness of the terms of the Merger Agreement, no consideration was given to the liquidation value of the assets of the Company. Based upon the banking and business experience of Messrs. Pichetti and Gustafson, the liquidation value of the assets is almost always less than net book value.

         In concluding that the price offered was fair to the unaffiliated stockholders, Messrs. Pichetti and Gustafson placed the greatest weight on the fact that the price offered was the highest price offered for the Company by any potential purchaser including unaffiliated purchasers. They also considered and gave weight, in the order indicated, to the historic market price of the Company's stock and the Company's book value. Since it is their intention to continue operations of Dynamic Homes, they did not consider the liquidation value in evaluating the fairness of the offer.

         The merger will continue to be substantively fair to the unaffiliated stockholders because the Merger Agreement provides that Dynamic Homes can, during the merger process, and until the shareholder vote, entertain higher bids. Further, the appraisal rights provision of Minnesota law provides that the fair value of the stock for those stockholders who properly exercise their dissenters rights will be determined by independent court appointed experts.


         The Special Committee determined that the merger was fair to the unaffiliated stockholders of the Company. In reaching that determination, the Special Committee considered the current and historical market prices of the Company's common stock (see "Special Factors --- Reasons for the Merger") and the fact that the price of $2.55 was 13% above the September 30, 2000 book value of $2.26 (see "Selected Historical Consolidated Financial Data"). The Special Committee deemed the bids submitted by the unaffiliated bidders (all of which were below $2.55 per share) to represent the going concern value of the Company. In light of the experiences of the members of the Special Committee, and its legal counsel, the liquidation value of the Company was determined by the Special Committee to be substantially below both the merger price of $2.55 per share and the book value of $2.26 per share.

         No separate fairness determination was made by the Board of Directors, because that determination was delegated to the Special Committee when it was established on May 16, 2000 due to the fact that each of the six directors had a conflict of interest or a deemed conflict of interest arising from Messrs. Peter Pichetti, Ronald L. Gustafson and Clyde R. Lund, Jr., directors of the Company, being involved in the bidding process. See "Special Factors --- Background of the Merger". The resolution passed by the Board of Directors at the May 16 meeting, establishing the Special Committee, provided specifically that "the Special Committee shall, no later than June 21, 2000, recommend to the president of the corporation which of said letters of intent is in the best interest of the corporation and its shareholders, and thereafter to approve the definitive agreement that is prepared in accordance with such letter of intent." After reviewing all letters of intent submitted in the sealed bidding process concluded on June 20, 2000, and receiving reports and a recommendation from Dougherty & Company, the Special Committee approved the letter of intent submitted by the law firm representing Messrs. Pichetti, Gustafson and Lund as being "in the best interest of the shareholders of Dynamic Homes, Inc." On September 7, 2000, the Special Committee met to consider the Merger Agreement, and after reviewing the same, the Special Committee found that the Merger Agreement "is fair and in the best interests of the stockholders and is hereby approved...."

         From August 1999, the Board of Directors was advised during the process set forth in "Special Factors --- Background of the Merger" by its special counsel, Roger V. Stageberg, of the law firm of Lommen, Nelson, Cole & Stageberg, P.A., Minneapolis, Minnesota. At the May 16, 2000 meeting, Mr. Stageberg advised the Board of Directors that pursuant to the provisions of the Minnesota Business Corporation Act, any merger agreement or transaction between the Company and any of its directors or an organization in which one or more of its directors have a material interest was potentially void unless the agreement or transaction was approved by an independent committee of the Board of Directors. Following a discussion by the Board of Directors of the conflicts of interest and deemed conflicts of interest of each of the six directors, Mr. Stageberg recommended that a Special Committee of independent individuals should be appointed, and he advised the Board of Directors that it could properly appoint such a Special Committee pursuant to the Minnesota Business Corporation Act. Mr. Stageberg also advised the Board of Directors that it should delegate its full authority to the Special Committee with respect to both the selection of a letter of intent from among those submitted by the various bidders and the approval of the definitive agreement prepared in accordance with the selected letter of intent. As special counsel to the Board of Directors, both the Board of Directors and the Special Committee deemed it appropriate for Mr. Stageberg to serve as legal counsel to the Special Committee, which was, in effect, replacing the Board of Directors for the purpose of selecting a letter of intent and approving the Merger Agreement and recommending it for approval to the stockholders.

         The Company believes the merger is fair to the unaffiliated stockholders. That determination by the Company was made by the Special Committee, pursuant to authority delegated to the Special Committee by the Board of Directors. Mr. Stageberg has advised the Company that this determination was properly made and communicated by the Special Committee."

         The Special Committee has reviewed and approved this proxy statement, and its functions will cease entirely effective as of the closing of the merger.


GENERAL

         The foregoing discussion of the special factors considered by the Dynamic Homes Special Committee is not intended to be exhaustive, but identifies material factors considered by the Special Committee. In view of the wide variety of factors considered in connection with the evaluation and determination to approve and recommend the Merger Agreement with Dynamic LLC, the Special Committee found it impracticable and did not quantify or otherwise attempt to assign any relative or specific weights to the factors considered.

         The substantial efforts undertaken by Dougherty & Company LLC to locate prospective purchasers, and the competitive nature of the bidding process initiated by Dougherty & Company LLC and overseen initially by the Board of Directors and after May 16, 2000, by the Special Committee, led the Special Committee to conclude that a fair value had been offered by the successful bidding party and that, accordingly, there was no need for Dynamic Homes to incur the cost of a fairness opinion.

         Pursuant to the September 27, 1999 engagement letter, Dynamic Homes will pay Dougherty & Company LLC a fee of approximately $173,000 at the closing, less $50,000 in fees previously paid to Dougherty & Company LLC.


                              THE MERGER AGREEMENT

         The Merger Agreement is attached to this proxy statement as Appendix A.

GENERALLY

         The Merger Agreement provides for a business combination in which Dynamic Homes will merge with Merger Sub, a wholly owned subsidiary of Dynamic LLC. Upon the merger being completed, Merger Sub will cease to exist and Dynamic Homes, as the surviving corporation, will become a wholly owned subsidiary of Dynamic LLC. The current directors and officers of Dynamic Homes will cease to be directors and officers of Dynamic Homes upon completion of the merger, although most Dynamic Homes employees, including certain officers, will continue as employees of Dynamic Homes after the merger.

CONVERSION OF DYNAMIC HOMES SHARES

         At the effective time of the merger, each share of Dynamic Homes common stock issued and outstanding immediately prior to the effective time of the merger (other than those shares held by the stockholders, if any, who properly exercise their appraisal rights under Minnesota law) will be automatically converted into the right to receive $2.55 in cash.

STOCK OPTIONS

         At the effective time of the merger, all outstanding Dynamic Homes stock options, whether vested or unvested, exercisable or not exercisable, will be deemed to have been exercised by the holder, whereupon all such holders of options will be entitled to a cash payment in an amount equal to the difference between $2.55 and the exercise price of each such option.

PAYMENT FOR DYNAMIC HOMES SHARES

         As soon as practicable after the closing of the merger (but in any event, within five business days), Wells Fargo Bank, Minnesota N.A. or another bank or trust company designated by Dynamic LLC, in its capacity as paying agent, will send a transmittal letter to each former Dynamic Homes stockholder. The transmittal letter will contain instructions on how to surrender your shares of Dynamic Homes common stock in order to receive the cash merger consideration. Dynamic Homes stockholders should not send in their stock certificates until they receive the transmittal materials from Wells Fargo Minnesota N.A..

REGULATORY APPROVALS

         The closing of the merger is conditioned upon all material governmental consents, approvals and authorizations legally required for the closing of the merger having been obtained and being in effect. However, no assurance can be given that the required consents, approvals or authorizations will be obtained. Dynamic Homes and Dynamic LLC are not currently aware of any governmental approvals or actions that may be required to close the merger.

WHEN THE MERGER WILL BE COMPLETED

         The Company expects to complete the merger on or about December 28, 2000. However, either Dynamic Homes or Dynamic LLC may terminate the Merger Agreement if, among other reasons, the merger has not been completed on or before January 2, 2001, unless failure to complete the merger by that time is due to the terminating party's failure to perform its obligations under the Merger Agreement.

         If the Merger Agreement is amended in any material manner following the mailing of this proxy statement to the stockholders, Dynamic Homes will resolicit proxies from the stockholders.

         The closing of the merger will take place on a date within seven business days after satisfaction or waiver of all of the conditions to consummation of the merger or on a date to which Dynamic Homes and Dynamic LLC mutually agree. On the date of the closing, the parties will file articles of merger with the Minnesota Secretary of State. The merger will become effective upon the filing of the articles of merger or at a later time if specified in the articles of merger.

PROCEDURES FOR EXCHANGING YOUR STOCK CERTIFICATES

         Within five business days after the completion of the merger, Wells Fargo Bank, Minnesota N.A., as paying agent, will mail to each former holder of record of Dynamic Homes common stock a letter with instructions on how to exchange Dynamic Homes stock certificates for the cash merger consideration.

         Please do not send in your Dynamic Homes stock certificates until you receive the letter of transmittal and instructions from Wells Fargo Bank, Minnesota N.A. Do not return your stock certificates with the enclosed proxy card. If your shares of Dynamic Homes stock are held through a broker, your broker will surrender your shares for cancellation.

         After you mail the letter of transmittal and your stock certificates to Wells Fargo Bank, Minnesota N.A., your check will be mailed to you. The Dynamic Homes stock certificates you surrender will be canceled.

         After the completion of the merger, there will be no further transfers of Dynamic Homes common stock. Dynamic Homes stock certificates presented for transfer after the completion of the merger will be canceled and exchanged for the merger consideration.

         If your Dynamic Homes stock certificates have been lost, stolen or destroyed, you will have to prove your ownership of those certificates and that they were lost, stolen or destroyed before you receive any consideration for your shares. Wells Fargo Bank, Minnesota N.A. will send you instructions on how to provide such evidence.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain federal income tax consequences of the merger to holders of Dynamic Homes common stock. The discussion is based upon the Internal Revenue Code, Treasury regulations, IRS rulings and judicial and administrative decisions in effect as of the date of this proxy statement. This discussion assumes that the Dynamic Homes common stock is generally held for investment. In addition, this discussion does not address all of the tax consequences that may be relevant to you in light of your particular circumstances or to Dynamic Homes stockholders subject to special rules, such as stockholders who acquired their Dynamic Homes stock pursuant to the exercise of stock options or otherwise as compensation, non-United States persons, financial institutions, tax-exempt organizations, dealers in securities or foreign currencies or insurance companies.

         The receipt of cash for Dynamic Homes common stock pursuant to the merger will be a taxable transaction for federal income tax purposes and may be a taxable transaction for state, local and foreign tax purposes as well. You will recognize gain or loss measured by the difference between your adjusted tax basis for the Dynamic Homes common stock owned by you at the time of the merger and the amount of cash you receive for your Dynamic Homes shares. Your gain or loss will be a capital gain or loss if your Dynamic Homes stock is a capital asset in your hands, and will be long-term capital gain or loss if you have held your Dynamic Homes stock for more than one year on the date of the merger.

         The cash payments due to the holders of Dynamic Homes common stock upon the exchange of Dynamic Homes common stock pursuant to the merger generally will be subject to "backup withholding" at a 31% rate unless certain requirements are met. Backup withholding will not apply if you (i) furnish a correct taxpayer identification number on IRS Form W-9 or an appropriate substitute form and certify on such form that you are not subject to backup withholding, (ii) provide a certificate of foreign status on IRS Form W-8 or an appropriate substitute form or (iii) are a corporation or are otherwise exempt from backup withholding. Any amount paid as backup withholding will be credited against your federal income tax liability.

         The federal income tax consequences of the merger to Peter K. Pichetti and Ronald L. Gustafson, and all other officers and directors, will be the same as the consequences to other holders of Dynamic Homes common stock, because they will all receive cash for their shares of Dynamic Homes common stock. The cost of the merger to Dynamic LLC will become its tax basis in the stock of Dynamic Homes following the merger closing. Merger Sub, which was recently created, will no longer exist following completion of the merger, and will have no tax consequences resulting from the merger.

         Neither Dynamic LLC nor Dynamic Homes has requested or will request a ruling from the IRS as to any of the tax effects to Dynamic Homes stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Dynamic Homes stockholders with respect to any of the tax effects of the merger to stockholders.

         The tax consequences of the merger to you may vary depending upon your particular circumstances. Therefore, you should consult your tax advisor to determine the particular tax consequences of the merger to you, including those relating to state, local and/or foreign taxes.

ANTICIPATED ACCOUNTING TREATMENT

         Dynamic Homes anticipates that the merger will be accounted for by Dynamic LLC using the purchase method of accounting in accordance with generally accepted accounting principles.

REPRESENTATIONS AND WARRANTIES OF DYNAMIC HOMES

         Dynamic Homes made representations and warranties in the Merger Agreement regarding the following:

         - corporate organization and qualification to do business of Dynamic Homes and each of its subsidiaries;

         - validity and effectiveness of Articles of Incorporation and Bylaws;

         -        capitalization of Dynamic Homes and each of its subsidiaries;

         - authority to enter into the Merger Agreement and to consummate the merger;

         - absence of conflicts between the Merger Agreement and the merger, on the one hand, and other contractual and legal obligations of Dynamic Homes and each of its subsidiaries, on the other hand;

         - requirement of consents, approvals, filings or other authorizations to enter into the Merger Agreement and consummate the merger;

         - compliance with all applicable SEC filing requirements and accuracy and completeness of SEC filings since January 1, 1999;

         - accuracy of financial statements contained in SEC filings filed since January 1, 1999;

         -        material liabilities and obligations;

         -        material changes or events since June 30, 2000;

         -        material litigation;

         -        validity and effectiveness of all leasehold interests;

         - possession, effectiveness and compliance with permits and licenses necessary to carry on the business as currently conducted;

         - validity and enforceability of material contracts and commitments;

         - ownership of intellectual property rights and non-infringement of the rights of others;

         -        compliance with applicable law;

         -        tax matters;

         -        labor matters;

         -        employee benefits matters;

         -        environmental matters;

         -        insurance matters;

         -        use of brokers or finders;

         - approval of the merger by the Special Committee appointed by the Board of Directors; and

         -        stockholder vote required to adopt the Merger Agreement.

         None of the representations and warranties made by Dynamic Homes in the Merger Agreement survive the closing of the merger.

REPRESENTATIONS AND WARRANTIES OF MERGER SUB AND DYNAMIC LLC

         Merger Sub and Dynamic LLC each made representations and warranties in the Merger Agreement regarding the following:

         -        organization and qualification to do business;

         -        authority to enter into the Merger Agreement;

         - absence of conflicts between the Merger Agreement and the merger, on the one hand, and other contractual and legal obligations of Merger Sub and Dynamic LLC, on the other hand; and

         -        Dynamic LLC's ability to fund the merger consideration.

         None of the representations and warranties made by Merger Sub and Dynamic LLC in the Merger Agreement survive the closing of the merger.

CONDUCT OF BUSINESS PRIOR TO THE CLOSING

         Dynamic Homes has agreed that, subject to certain exceptions, between the execution of the Merger Agreement and the earlier to occur of the termination of the Merger Agreement or the consummation of the merger, Dynamic Homes and its subsidiaries will:

         - conduct their businesses in the ordinary course and in a manner consistent with past practice; and

         - use commercially reasonable efforts to preserve substantially intact their business organizations and to keep available the services of their current officers, employees and consultants and to preserve their current relationships with customers, suppliers, distributors and other persons that have significant business relations with Dynamic Homes.

         In the event of the termination of the Merger Agreement, management of Dynamic Homes will continue business operations. Management believes that, in such event, the Board of Directors may continue to explore strategic alternatives for sale of the Company.

         Dynamic Homes has also agreed that, subject to certain exceptions, prior to the effective time of the merger, Dynamic Homes and its subsidiaries will not amend their charter documents, issue new shares of stock or enter into other enumerated non-ordinary course transactions.

NO SOLICITATION PROVISION

         Dynamic Homes has agreed not to seek a buyer for Dynamic Homes, other than Dynamic LLC, and has agreed to terminate all existing discussions or negotiations with respect to an acquisition. In particular, Dynamic Homes has agreed, subject to fiduciary obligations discussed below, not to, or permit any of its subsidiaries to:

         - initiate, solicit or encourage any inquires or the making of any proposal that constitutes an acquisition proposal;

         - except as discussed below, engage or participate in negotiations or discussions or provide information to any person in connection with any proposal that constitutes or could reasonably be expected to lead to an acquisition proposal; or;

         - enter into any agreement with respect to an acquisition proposal or approve an acquisition proposal.

ADDITIONAL COVENANTS OF DYNAMIC HOMES AND DYNAMIC LLC

         Dynamic Homes and Dynamic LLC have agreed as follows:

         - each company will cooperate to file the SEC documents necessary to complete the merger;

         - each company will use its best efforts to make all governmental filings necessary to consummate the merger, and to obtain all required consents, licenses, permits, waivers, approvals, authorizations or orders;

         - Dynamic Homes will call a stockholders' meeting as promptly as practicable for the purpose of voting on the merger and use its commercially reasonable efforts to solicit votes in favor of the merger;

         - each company will consult with the other regarding any public announcements it makes concerning the merger;

         - each company will give notices to third parties and use its best efforts to obtain any third party consents required to effect the merger; and

         - Dynamic Homes will deliver to Merger Sub the resignations of specified officers and directors.

CONDITIONS TO CLOSING

         The obligations of Dynamic Homes and Dynamic LLC to consummate the merger are subject to satisfaction or waiver of the following conditions:

         - Dynamic Homes stockholders approve and adopt the Merger Agreement and the merger;

         -        Completion of the merger by January 2, 2001;

         - no governmental authority or court having entered an order making the merger illegal or otherwise prohibiting its consummation, or taken any legal action which seeks to prevent or delay consummation of the merger; and

         - the receipt of all necessary governmental consents, approvals or other authorizations legally required to consummate the merger from all governmental authorities.

         The obligation of Dynamic LLC to consummate the merger is also subject to the satisfaction or waiver of the following additional conditions:

         - the continued truthfulness and accuracy of the representations and warranties made by Dynamic Homes in the Merger Agreement;

         - the performance or compliance in all material respects by Dynamic Homes with all agreements and covenants required by the Merger Agreement;

         - the lack of a material adverse change in Dynamic Homes' business;

         - no judgment, order, decree or law imposing material limitations on Dynamic LLC's ability to acquire the stock of Dynamic Homes, imposing limitations on the ability of Dynamic LLC or its affiliates to operate the business of Dynamic Homes, imposing other material sanctions against Dynamic LLC or any of its officers or directors for consummating the merger, or requiring divestiture by Dynamic LLC of any significant portion of the business, assets or property of Dynamic Homes or of Dynamic LLC due to the consummation of the merger;

         - Dynamic Homes having delivered certain closing documents contemporaneously with the consummation of the merger;

         - the resignations of certain of Dynamic Homes' directors and officers;

         - specified Dynamic Homes employees having entered into employment agreements with Dynamic LLC; and

         - holders of no more than 10% of all shares of Dynamic Homes common stock outstanding as of the date of the Special Meeting having demanded appraisal rights under Minnesota law.

         The obligation of Dynamic Homes to consummate the merger is also subject to the satisfaction or waiver of the following additional conditions:

         - the continued truthfulness and accuracy of the representations and warranties made by Dynamic LLC and Merger Sub in the Merger Agreement;

         - the performance or compliance in all material respects by Dynamic LLC with all agreements and covenants required by the Merger Agreement; and

         - Dynamic LLC having delivered certain closing documents contemporaneously with the consummation of the merger.

TERMINATION

         The Merger Agreement may be terminated and the merger abandoned at any time prior to the effective time:

         - by mutual consent of Dynamic Homes and Dynamic LLC (on behalf of Dynamic LLC and Merger Sub);

         - by either Dynamic Homes or Dynamic LLC (on behalf of Dynamic LLC and Merger Sub) if:

                  - - the transaction is not completed by January 2, 2001, unless failure to complete the merger by that time is due to the failure to perform obligations by the party seeking to terminate;

                  - - Dynamic Homes stockholder approval is not obtained at the Dynamic Homes stockholders meeting, or a final and nonappealable governmental restraint adversely affecting the merger is in effect;

         - by either Dynamic Homes or Dynamic LLC (on behalf of Dynamic LLC and Merger Sub) upon the other's breach, subject to materiality thresholds and cure periods, of a representation, warranty, covenant or agreement;

         - by Dynamic LLC (on behalf of Dynamic LLC and Merger Sub) if the Dynamic Homes Special Committee:

                  - - withdraws or modifies its approval of the merger in a manner adverse to Dynamic LLC;

                  - - recommends a third-party acquisition proposal to the stockholders of Dynamic Homes; or

                  - -      resolves to take any of the foregoing actions.

         The Merger Agreement generally prevents Dynamic Homes from seeking acquisition proposals from third parties. Nevertheless, the Merger Agreement allows Dynamic Homes, consistent with its obligation to its stockholders, to receive and consider unsolicited third-party acquisition proposals. If a superior unsolicited third-party acquisition proposal is received, and deemed by the Special Committee to be in the best interests of the stockholders, the Merger Agreement may be terminated. Upon such termination of the Merger Agreement, Dynamic Homes would be required to pay termination fees to Dynamic LLC, as described in "Fees and Expenses" below.

FEES AND EXPENSES

         Except as discussed below, whether or not the merger is consummated, Dynamic Homes and Dynamic LLC are each responsible for their respective expenses incurred in connection with the merger, including the preparation of the Merger Agreement and all fees and expenses of investment bankers, legal counsel and accountants. Pursuant to the engagement letter, dated September 27, 1999, Dynamic Homes will pay a fee of approximately $172,600 (less $50,000 previously paid) to Dougherty & Company LLC upon the closing of the merger.

         The following is an estimate of the costs and expenses incurred by Dynamic Homes in connection with the merger:

         TITLE                                       DOLLAR AMOUNT
         -----                                       -------------

         SEC Filing Fee                               $  1,151.20
         Printing Expenses and Mailing Expenses      *$  6,500.00
         Accounting Fees and Expenses                *$  2,500.00
         Transfer Agent Fees and Expenses            *$  9,000.00
         Legal Fees and Expenses                     *$100,000.00
         Investment Banker Fee                       *$172,600.00
         Special Committee                           *$ 18,000.00
         Miscellaneous                               *$ 10,000.00
                                                      ===========
                  Total                              *$319,751.20

         *Estimated

         Dynamic Homes is required to reimburse Dynamic LLC for all reasonable out-of-pocket fees and expenses, not to exceed $25,000, incurred by Dynamic LLC in connection with the Merger Agreement, if the Merger Agreement is terminated:

         - by either Dynamic Homes or Dynamic LLC because the stockholders of Dynamic Homes do not approve the merger at the stockholders meeting;

         - by Dynamic LLC, due to Dynamic Homes breaching, subject to materiality thresholds and cure periods, any of Dynamic Homes' representations, warranties, covenants or agreements; or

         - by Dynamic LLC, due to Dynamic Homes' Special Committee withdrawing or modifying its approval of the merger in a manner adverse to Dynamic LLC, recommending a third-party acquisition proposal to the stockholders of Dynamic Homes, or resolving to take any of the foregoing actions.

         In addition to Dynamic Homes' requirement to pay fees and expenses of $25,000 described above, Dynamic Homes is also required to pay a termination fee of $200,000 if the Merger Agreement is terminated:

         - by Dynamic LLC or Dynamic Homes, at a time when Dynamic LLC is entitled to terminate the Merger Agreement due to:

                  - - Dynamic Homes stockholder approval not being obtained at the Dynamic Homes stockholder meeting, or

                  - - Dynamic Homes breaching, subject to materiality thresholds and cure periods, any of Dynamic Homes' representations, warranties, covenants or agreements,

                  and within nine months of such termination Dynamic Homes enters into an agreement with a third party with respect to an acquisition proposal;

         - by Dynamic LLC, due to a breach by Dynamic Homes of its obligations not to initiate, solicit or encourage the making of any acquisition proposal by a third party, or to engage or participate in negotiations or discussions which facilitate the making of an acquisition proposal by a third party, or enter into an agreement with respect to an acquisition proposal; or

         - by Dynamic LLC, due to Dynamic Homes' Special Committee withdrawing or modifying its approval of the merger in a manner adverse to Dynamic LLC, recommending a third-party acquisition proposal to the stockholders of Dynamic Homes, or resolving to take any of the foregoing actions.

         Dynamic LLC is required to reimburse Dynamic Homes for all reasonable out-of-pocket fees and expenses, not to exceed $25,000, incurred by Dynamic Homes in connection with the Merger Agreement, if the Merger Agreement is terminated due to Dynamic LLC breaching, subject to materiality thresholds and cure periods, any of Dynamic LLC's representations, warranties, covenants or agreements.

                     YOU HAVE APPRAISAL RIGHTS IN THE MERGER

         If the merger is completed, holders of Dynamic Homes common stock on October 15, 2000, who exercised their dissenter's rights and who did not vote in favor of the Merger Agreement, will have the right to obtain payment for the "fair value" of their shares, plus interest, in accordance with Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act ("MBCA"). The term "fair value" means the value of the shares of common stock immediately before the effective time of the merger and the term "interest" means interest commencing five days after the effective time of the merger up to and including the date of payment at the rate provided by Minnesota law for interest on verdicts and judgments.

         Any Dynamic Homes stockholder contemplating the exercise of dissenters' rights is urged to review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly with respect to the procedural steps required to perfect dissenters rights. Failure to comply with the statutory requirements will result in the loss of the stockholder's dissenters' rights. The following is a summary of the material provisions of the dissenters' rights statute but it is not a complete statement of the relevant provisions of Minnesota Law. This summary should be read in conjunction with the full text of Sections 302A.471 and 302A.473, which is attached to this proxy statement as APPENDIX B, and any amendments to such Sections as may be adopted after the date of this proxy statement.

FILING WRITTEN OBJECTION

         Stockholders of record who desire to exercise their dissenters' rights must satisfy all of the following conditions. A written notice of intent to demand fair value for shares must be delivered to the executive offices of Dynamic Homes before the taking of the stockholder vote to approve the Merger Agreement at the Special Meeting on November 21, 2000. This written demand must be in addition to and separate from any proxy or vote against approval of the Merger Agreement. Voting against, abstaining from voting or failing to vote to approve the Merger Agreement does not constitute a demand for fair value of the shares within the meaning of the MBCA.

         The written demand should be delivered to the Corporate Secretary of Dynamic Homes at 525 Roosevelt Avenue, Detroit Lakes, Minnesota 56501. The written demand should specify the stockholder's name and mailing address, the number of shares owned and that the stockholder intends to demand the "fair value," plus interest, of his or her shares.

NO VOTING IN FAVOR OF THE MERGER AGREEMENT

         Stockholders electing to exercise their dissenters' rights under the MBCA must not vote for approval of the Merger Agreement. A stockholder's failure to vote against approval of the Merger Agreement will not constitute a waiver of dissenters' rights. However, if a stockholder returns a signed proxy but does not specify a vote against approval of the Merger Agreement or direction to abstain, the proxy will be voted for approval of the Merger Agreement, and the stockholder's dissenters' rights will be waived.

         A stockholder may not assert dissenters' rights as to less than all of the shares registered in such holder's name except where certain shares are beneficially owned by another person but registered in such holder's name. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to shares beneficially owned by another person, the stockholder must dissent with respect to all of such shares and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of shares of Dynamic Homes common stock who is not the record owner of those shares may assert dissenters' rights as to shares held on such person's behalf, provided that the beneficial owner submits a written consent of the record owner to Dynamic Homes at or before the time such rights are asserted.

NOTICE BY DYNAMIC HOMES

         After approval of the Merger Agreement by the stockholders at the Special Meeting, Dynamic Homes will send a written notice to each stockholder who filed a written demand for dissenters' rights. The notice will contain

         - the address to which the stockholder must send a demand for payment and the stock certificates in order to obtain payment;

         -        the date by which they must be received;

         - any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

         - a form to be used to certify the date on which such stockholder, or the beneficial owner on whose behalf the stockholder dissents, acquired the shares, or an interest in them, and to demand payment; and

         - a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed under these Sections.

REMITTANCE OF CERTIFICATES

         In order to receive the fair value for his or her shares under Section 302A.473, a dissenting stockholder must, within 30 days after the date Dynamic Homes gives the notice described in the preceding paragraph, demand payment and deposit his or her stock certificates, at the address specified in the notice. Under Minnesota law, notice by mail is given by Dynamic Homes when deposited in the U.S. mail. A dissenting stockholder will retain all rights as a stockholder until the effective time of the merger. After a valid demand for payment and the related stock certificates are timely received, or after the effective time of the merger, whichever is later, Dynamic Homes will remit to each dissenting stockholder who has complied with the statutory requirements the amount that Dynamic Homes estimates to be the fair value of the dissenting stockholder's shares, with interest commencing five days after the effective time of the merger at a rate prescribed by statute.

         Dynamic Homes has no current intention of offering to pay more than $2.55 per share as its estimate of fair value of a dissenting stockholder's shares and reserves the right to offer less. Dynamic Homes will also send its closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective time of the merger, together with

         -        the latest available interim financial statements,

         - an estimate of the fair value of the stockholder's shares and a brief description of the method used to reach the estimate,

         - a brief description of the procedure to be followed if the dissenting stockholder decides to make a demand for a supplemental payment and

         -        copies of Sections 302A.471 and 302A.473 of the MBCA.

         As described below, Dynamic Homes is not required at that time to send its estimated payment to any person who was not a stockholder and who is not dissenting on behalf of a person who was the beneficial owner of shares of common stock, of Dynamic Homes on October 15, 2000. If, however, the merger is not completed or Dynamic Homes disputes a stockholder's right to dissent, Dynamic Homes will not send to the stockholder the fair value of such stockholder's share or the additional information listed above.

ACCEPTANCE OR SETTLEMENT OF DEMAND

         If the dissenting stockholder believes that the amount remitted by Dynamic Homes is less than the fair value of the holder's shares, plus interest, if any, the stockholder must give written notice to Dynamic Homes of such holder's own estimate of the fair value of the shares, plus interest, if any, within 30 days after the mailing date of the remittance and demand payment of the difference. The notice must be given at the executive offices of Dynamic Homes at the address set forth above. A stockholder who fails to give written notice within this time period is entitled only to the amount remitted by Dynamic Homes.

         Within 60 days after receipt of a demand for supplemental payment, Dynamic Homes must either (1) pay the stockholder the amount demanded or agreed to by the stockholder after discussion with Dynamic Homes, or (2) petition a court in Becker County, Minnesota for the determination of the fair value of the shares, plus interest, if any. Upon payment of the agreed value, the dissenting stockholder will cease to have any interest in Dynamic Homes. Dynamic Homes has no current intention of offering to pay more than $2.55 per share in respect of any dissenting stockholder's shares.

COURT DETERMINATION

         If, within the 60 days after the receipt of demand for supplemental payment, any one or more of the dissenting stockholders and Dynamic Homes do not agree on the fair value of the shares, then Dynamic Homes must file a petition with the court to obtain a judicial finding and determination of the fair value of the dissenting stockholder's shares of Dynamic Homes common stock. The petition must name as parties all stockholders who have demanded supplemental payment and have not reached an agreement with Dynamic Homes.

         The court, after determining that the stockholder or stockholders in question have complied with all statutory requirements, may use any valuation method or combination of methods it deems appropriate to use, whether or not used by Dynamic Homes or a dissenting stockholder, and may appoint appraisers to recommend the amount of the fair value of the shares. The court's determination will be binding on all stockholders of Dynamic Homes who properly exercised dissenters' rights and did not agree with Dynamic Homes as to the fair value of the shares and may be less than, equal to or more than the merger consideration. Dissenting stockholders are entitled to judgment in cash for the amount by which the court-determined fair value per share, plus interest, exceeds the amount per share, plus interest, remitted to the stockholders by Dynamic Homes. The stockholders shall not be liable to Dynamic Homes for any amounts paid by Dynamic Homes which exceed the fair value of the shares as determined by the court, plus interest.

         The costs and expenses of such a proceeding, including the expenses and compensation of any appraisers, will be determined by the court and assessed against Dynamic Homes, except that the court may, in its discretion, assess part or all of those costs and expenses against any stockholder whose action in demanding supplemental payment is found to be arbitrary, vexatious or not in good faith. The court may award fees and expenses to an attorney for the dissenting stockholders out of the amount, if any, awarded to such stockholders. The court may assess fees and expenses of experts or attorneys against any person who acted arbitrarily, vexatiously or not in good faith in bringing the proceeding and also may award fees and expenses of experts or attorneys against Dynamic Homes if Dynamic Homes fails to comply substantially with Section 302A.473.

         Stockholders considering exercising dissenters' rights should bear in mind that the fair value of their shares determined under Sections 302A.471 and 302A.473 of the MBCA could be more than, the same as or, in certain circumstances, less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares.

         Under Section 302A.471 a stockholder of Dynamic Homes has no right at law or equity to set aside the adoption of the Merger Agreement or the consummation of the merger, unless such stockholder can establish that adoption or consummation was fraudulent with respect to such stockholder or Dynamic Homes.

         Any holder who fails to comply fully with the statutory procedures summarized above within the time periods specified above will forfeit his or her rights of dissent and will receive the cash and/or stock consideration payable in the merger for his or her shares, which may be more or less than or equal to the fair value of the shares determined under section 302A.473.

                    MARKET PRICE OF DYNAMIC HOMES COMMON STOCK

         Dynamic Homes common stock is quoted on the NASDAQ Small-Cap System under the symbol "DYHM." The following table sets forth, for the periods indicated, the high and low sales prices per share for Dynamic Homes common stock as reported on the NASDAQ Small-Cap System.

                                     High            Low
                                   --------        -------
       1998
         First Quarter             $ 2 7/16        $ 1 3/4
         Second Quarter              2 1/16          1 3/4
         Third Quarter               2 1/4           1 9/16
         Fourth Quarter              1 7/8           1 7/16
       1999
         First Quarter             $ 1 7/8         $ 1 3/8
         Second Quarter              1 11/16         1 1/4
         Third Quarter               1 11/16         1 5/16
         Fourth Quarter              1 5/8           1 1/16
       2000
         First Quarter             $ 2 1/8         $ 1 5/32
         Second Quarter              2 3/16          1 5/16
         Third Quarter               2 11/32         2 3/16

         The closing market price per share of Dynamic Homes common stock on June 20, 2000, which was the last full trading day immediately preceding the public announcement of the proposed merger, was $1.94. On November 20, 2000, which is the latest practicable date prior to the printing of this proxy statement, the closing price for Dynamic Homes common stock was $2.41.

         As of November 20, 2000, there were 2,240,850 shares of Dynamic Homes common stock outstanding, held by approximately 367 stockholders of record of Dynamic Homes common stock. This number does not reflect the number of persons or entities who may hold their stock in nominee or "street" name through brokerage firms.

         Dynamic Homes has never paid any cash dividends on its common stock, nor does it have any intention of doing so in the near future.

                     BENEFICIAL OWNERSHIP OF MANAGEMENT AND
                             PRINCIPAL STOCKHOLDERS

         The following table sets forth as of November 20, 2000, information relating to the beneficial ownership of Dynamic Homes' common stock by (a) each person known by Dynamic Homes to be the beneficial owner of more than five percent (5%) of the outstanding shares of Dynamic Homes common stock, (b) each executive officer, (c) each director, and (d) all executive officers and directors as a group. As of November 20, 2000, 2,240,850 shares of the Dynamic Homes' common stock were outstanding. Unless otherwise indicated, all persons named as beneficial owners of common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned.

        Name and                        No. of                Approximate
        Address                     Shares Owned(1)       Percentage Owned(1)
        -------                     ---------------       -------------------

D. Raymond Madison                     507,560(2)                22.65
2116 Spruce Drive
Brainerd, MN 56401

Clyde R. Lund, Jr.                      64,774                    2.86
31338 Cty. Hwy. 64
Frazee, MN 56544

Israel Mirviss                          50,000                    2.21
7300 Metro Blvd.
Suite #500
Minneapolis, MN 55439

Ronald L. Gustafson                     50,300                    2.22
4 White Birch Drive
Superior, WI 54880

Peter K. Pichetti                       30,000                    1.32
8039 East Spirit Cove Dr.
Duluth, MN 55807

All directors and                      206,074                    8.78
executive officers
as a group (7 persons)

HCI Investment                         241,750(3)                10.79
Company
One St. Augustine Dr.
Hwy. 77
Winnebago, NE 68071

(1) Under the rules of the SEC, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date beneficial ownership is determined, upon the exercise of warrants or options. Each beneficial owner's percentage ownership is based upon 2,240,850 shares of Dynamic Homes Common Stock issued and outstanding as of November 20, 2000, and is determined by assuming options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of November 20, 2000, have been exercised. Amounts include shares of Common Stock subject to presently exercisable stock options held by the following: 25,000 each by Clyde R. Lund, Jr., Israel Mirviss, Ronald L. Gustafson, and Peter
         K. Pichetti, and 105,000 by all directors and officers as a group.

(2) Mr. Madison and his wife share voting and investment power with respect to 83,890 shares of those shown on the table.

(3) Information as identified in Schedule 13D as filed by HCI Investment Company with SEC on December 15, 1997 and 13D/A filed on March 3, 1999.

INTEREST IN SECURITIES OF DYNAMIC HOMES

         Peter K. Pichetti owns 5,000 shares of the common stock of Dynamic Homes and has an option to purchase an additional 25,000 shares at a price of $2.31 per share. Ronald L. Gustafson owns 25,300 shares of the common stock of Dynamic Homes and has an option to purchase an additional 25,000 shares at a price of $2.31 per share. The shares of Messrs. Pichetti and Gustafson, and the shares of all other directors and officers of the Company, will convert into the right to receive cash of $2.55 per share upon the closing of the merger.

         Neither Dynamic LLC nor Merger Sub owns any shares of the common stock of Dynamic Homes, and will own no such stock prior to the closing of the merger. Following the closing, Dynamic LLC will own 100% of the outstanding common stock of Dynamic Homes and Merger Sub will no longer exist.

         Neither Peter K. Pichetti nor Ronald L. Gustafson, nor Dynamic LLC nor Merger Sub, acquired or sold any shares of the common stock of Dynamic Homes during the past 60 days.

INDEPENDENT PUBLIC ACCOUNTANTS

         The consolidated financial statements of the Company as of December 31, 1999, and December 31, 1998, and for each of the years in the two-year period ended December 31, 1999, attached as Appendix C to this proxy statement, have been audited by Eide Bailly LLP, independent public accountants. The Board of Directors of the Company has appointed Eide Bailly LLP as independent auditors for the Company for the year ending December 31, 2000.

AVAILABLE INFORMATION

         The Company is subject to the informational reporting requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information can be inspected and copies made at the public reference facilities of the Commission at Room 1024, 450 Fifth Street NW, Washington, D.C. 20549 (phone 202-942-8090) and the Commission's regional offices at Seven World Trade Center, Suite 1300, New York, NY 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Section of Commission at its Washington, D.C. address at prescribed rates. The Commission also maintains a web site address, http://www.sec.gov. The Company's common stock is quoted and traded on the NASDAQ Small-Cap System and such reports, proxy statements and other information may be inspected at the offices of NASDAQ Operations, 1735 K Street N.W., Washington, D.C. 20006.

ADDITIONAL INFORMATION

         This proxy statement contains information disclosed pursuant to Rule 13e-3 under the Exchange Act, which governs so-called "going private" transactions by certain issuers and their affiliates. Dynamic LLC, Merger Sub, Messrs Pichetti and Gustafson, and the Company are filing a Rule 13e-3 Transaction Statement ("Schedule 13E-3") with the Commission to furnish information with respect to the transactions described herein. This proxy statement does not contain all of the information set forth in the Schedule 13E-3, parts of which are omitted in accordance with the regulations of the Commission. The Schedule 13E-3, and any amendments thereto, including exhibits filed as part thereof, will be available for inspection and copying at the offices of the Commission as set forth above.

                                  OTHER MATTERS

         You should rely only on the information contained in this proxy statement to vote your shares at the meeting. Dynamic Homes has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated November ___, 2000. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this document to stockholders is not intended to create any implication to the contrary.

         In order to be considered for inclusion in the proxy statement for the next annual meeting, if any, of stockholders of Dynamic Homes, any stockholder proposal intended to be presented at the meeting must be received by Dynamic Homes on or before December 15, 2000. The annual meeting will be held only if the merger is not consummated.

         The Board of Directors does not intend to bring before the meeting any matters other than those set forth herein, and has no present knowledge that any other matters will or may be brought before the meeting by others. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with their judgment.

                                       BY ORDER OF THE BOARD OF DIRECTORS




Detroit Lakes, Minnesota               -------------------------
December 7, 2000                       Chief Executive Officer

                                   APPENDIX A


                                    AGREEMENT
                               AND PLAN OF MERGER
                                  BY AND AMONG
                               DYNAMIC HOMES, LLC,
                           DYNAMIC ACQUISITIONS, INC.
                                       AND
                               DYNAMIC HOMES, INC.







                                 --------------
                               September 25, 2000
                                 --------------



                                                 TABLE OF CONTENTS


ARTICLE I

         THE MERGER...............................................................................................1
         1.1.     The Merger......................................................................................1
         1.2.     Effect of Merger................................................................................1
         1.3.     Effective Time..................................................................................2
         1.4.     Articles of Incorporation; Bylaws...............................................................2
         1.5.     Directors and Officers..........................................................................2
         1.6.     Taking of Necessary Action; Further Action......................................................2
         1.7.     The Closing.....................................................................................2

ARTICLE II

         CONVERSION OF SECURITIES.................................................................................3
         2.1.     Conversion of Securities........................................................................3
         2.2.     Stock Options...................................................................................3
         2.3.     Intentionally omitted...........................................................................4
         2.4.     Dissenting Shares...............................................................................4
         2.5.     Exchange of Certificates........................................................................4

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................6
         3.1.     Organization and Qualification..................................................................6
         3.2.     Capital Stock of Subsidiaries...................................................................6
         3.3.     Capitalization..................................................................................7
         3.4.     Authority Relative to this Agreement............................................................7
         3.5.     No Conflict; Required Filings and Consents......................................................8
         3.6.     SEC Filings; Financial Statements...............................................................8
         3.7.     Absence of Changes or Events....................................................................9
         3.8.     Absence of Certain Developments................................................................10
         3.9.     Litigation.....................................................................................10
         3.10.    Title to Properties............................................................................10
         3.11.    Certain Contracts..............................................................................10
         3.12.    Compliance with Law............................................................................11
         3.13.    Intellectual Property Rights; Year 2000........................................................12
         3.14.    Taxes..........................................................................................13
         3.15.    Employees......................................................................................15
         3.16.    Employee Benefit Plans.........................................................................15
         3.17.    Environmental Matters..........................................................................18
         3.18.    Insurance......................................................................................19
         3.19.    Anti-Bribery Compliance........................................................................19
         3.20.    Export Control Laws............................................................................19
         3.21.   Finders or Brokers..............................................................................19
         3.22.    Board Recommendation...........................................................................19






         3.23.    Vote Required..................................................................................19
         3.24.    Intentionally omitted..........................................................................20
         3.25.    State Takeover Statutes........................................................................20

ARTICLE IV

         REPRESENTATIONS AND WARRANTIES OF MERGER SUB AND PARENT.................................................20
         4.1.     Organization and Qualification.................................................................20
         4.2.     Authority Relative to this Agreement...........................................................20
         4.3.     No Conflicts; Required Filings and Consents....................................................21
         4.4.     Funds..........................................................................................21

ARTICLE V

         COVENANTS AND AGREEMENTS ...............................................................................21
         5.1.     Conduct of Business of the Company Pending the Merger..........................................21
         5.2.     Preparation of Proxy Statement.................................................................24
         5.3      Meeting of Stockholders........................................................................25
         5.4.     Additional Agreements, Cooperation.............................................................25
         5.5.     Publicity......................................................................................25
         5.6.     No Solicitation................................................................................26
         5.7.     Access to Information..........................................................................27
         5.8.     Notification of Certain Matters................................................................27
         5.9.     Resignation of Officers and Directors..........................................................28
         5.10     Intentionally omitted..........................................................................28
         5.11.    Stockholder Litigation.........................................................................28
         5.12.    Intentionally omitted..........................................................................28
         5.13.    Determination of Optionholders.................................................................28
         5.14.    Preparation of Tax Returns.....................................................................28
         5.15.    SEC Filings; Compliance........................................................................29

ARTICLE VI

         CONDITIONS TO CLOSING...................................................................................29
         6.1.     Conditions to Each Party's Obligation to Effect the Merger.....................................29
         6.2.     Conditions to Obligations of Parent............................................................29
         6.3.     Conditions to Obligations of the Company.......................................................31

ARTICLE VII

         TERMINATION.............................................................................................31
         7.1.     Termination....................................................................................31
         7.2.     Effect of Termination..........................................................................33
         7.3.     Fees and Expenses..............................................................................33






ARTICLE VIII

         MISCELLANEOUS...........................................................................................34
         8.1.     Nonsurvival of Representations and Warranties..................................................34
         8.2.     Waiver.........................................................................................34
         8.3.     Notices........................................................................................34
         8.4.     Counterparts...................................................................................35
         8.5.     Interpretation.................................................................................35
         8.6.     Amendment......................................................................................36
         8.7.     No Third Party Beneficiaries...................................................................36
         8.8.     Governing Law..................................................................................36
         8.9.     Entire Agreement...............................................................................36
         8.10.    Validity.......................................................................................36



                                    EXHIBITS


EXHIBITS

A        Articles and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated
September 25, 2000, is made and entered into by and among Dynamic Homes, LLC, a Minnesota limited liability company ("Parent"), Dynamic Acquisitions, Inc., a Minnesota corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Dynamic Homes Inc., a Minnesota corporation (the "Company"). Merger Sub and the Company are sometimes collectively referred to as the "Constituent Corporations."

         WITNESSETH:

         WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have determined that it is advisable and in the best interests of the respective corporations and their stockholders that Merger Sub be merged with and into the Company in accordance with the Minnesota Business Corporations Act (the "MBCA") and the terms of this Agreement, pursuant to which the Company will be the surviving corporation and will be a wholly owned subsidiary of Parent (the "Merger"); and

         WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants, and agreements in connection with, and establish various conditions precedent to, the Merger.

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto, intending to be legally bound, agree as follows:



                                    ARTICLE I

                                   THE MERGER

         1.1. The Merger. At the Effective Time (as defined in Section 1.3 hereof), subject to the terms and conditions of this Agreement and the Articles and Plan of Merger (as defined in Section 1.3 hereof), Merger Sub shall be merged with and into the Company, the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation. The Company, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2. Effect of Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles and Plan of Merger and the applicable provisions of the MBCA. Without limiting the generality of the foregoing, the Surviving Corporation shall succeed to and possess all the properties, rights, privileges, immunities, powers, franchises and purposes, and be subject to all the duties, liabilities, debts, obligations, restrictions and disabilities, of the Constituent Corporations, all without further act or deed.

         1.3. Effective Time. Subject to the terms and conditions of this Agreement, the parties hereto will cause a copy of the Articles and Plan of Merger, substantially in the form attached hereto as EXHIBIT A (the "Articles and Plan of Merger") to be executed, delivered and filed with the Secretary of State of the State of Minnesota in accordance with the applicable provisions of the MBCA at the time of the Closing (as defined in Section 1.7 hereof). The Merger shall become effective upon filing of the Articles and Plan of Merger with the Secretary of State of the State of Minnesota or at such later time as may be agreed to by the parties and set forth in the Articles and Plan of Merger. The time of effectiveness is herein referred to as the "Effective Time." The day on which the Effective Time shall occur is herein referred to as the "Effective Date."

         1.4. Articles of Incorporation; Bylaws. From and after the Effective Time and until further amended in accordance with applicable law, the Articles of Incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation, as amended and as set forth in an exhibit to the Articles and Plan of Merger.

         From and after the Effective Time and until further amended in accordance with law, the Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

         1.5. Directors and Officers. From and after the Effective Time, the directors of the Surviving Corporation shall be the persons who were the directors of Merger Sub immediately prior to the Effective Time, and the officers of the Surviving Corporation shall be the persons who were the officers of Merger Sub immediately prior to the Effective Time . Said directors and officers of the Surviving Corporation shall hold office for the term specified in, and subject to the provisions contained in, the Articles of Incorporation and the Bylaws of the Surviving Corporation and applicable law. If, at or after the Effective Time, a vacancy shall exist on the Board of Directors or in any of the offices of the Surviving Corporation, such vacancy shall be filled in the manner provided in the Articles of Incorporation and the Bylaws of the Surviving Corporation.

         1.6. Taking of Necessary Action; Further Action. Parent, Merger Sub and the Company, respectively, shall each use their best efforts to take all such action as may be necessary or appropriate to effectuate the Merger under the MBCA at the time specified in Section 1.3 hereof. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all properties, rights, privileges, immunities, powers and franchises of either of the Constituent Corporations, the officers of the Surviving Corporation are fully authorized in the name of each Constituent Corporation or otherwise to take, and shall take, all such lawful and necessary action.

         1.7. The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Johnson, Killen & Seiler, P.A., 230 West Superior Street, Suite 811, Duluth, Minnesota, or Lommen, Nelson , Cole & Stageberg, P.A., 1800 IDS

Center, 80 South 8th Street, Minneapolis, Minnesota as the parties agree within seven business days after the date on which the last of the conditions set forth in Article VI shall have been satisfied or waived, or at such other place and on such other date as is mutually agreeable to Parent and the Company (the "Closing Date"). The Closing will be effective as of the Effective Time.



                                   ARTICLE II

                            CONVERSION OF SECURITIES

         2.1. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, the holder of any shares of Company Common Stock (defined below) or the holder of any options, warrants or other rights to acquire or receive shares of Company Common Stock, the following shall occur:

         (a) Conversion of Company Common Stock. At the Effective Time, each share of common stock, par value $.10 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 2.1(b) hereof or any Dissenting Shares (as defined in Section 2.4 hereof)) will be canceled and extinguished and be converted automatically into the right to receive an amount of cash equal to the Per Share Amount (as defined in Section 2.1(e)(i) hereof), without interest thereon, upon surrender of the certificate formerly representing such share.

         (b) Cancellation of Company Common Stock Owned by Parent or Company. At the Effective Time, all shares of Company Common Stock that are owned by the Company as treasury stock and each share of Company Common Stock owned by Parent or any direct or indirect wholly owned subsidiary of Parent or of Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

         (c) Capital Stock of Merger Sub. At the Effective Time, each share of common stock, no par value, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $.10 par value, of the Surviving Corporation, and the Surviving Corporation shall be a wholly owned subsidiary of Parent. Each stock certificate of Merger Sub evidencing ownership of any such shares shall continue to evidence ownership of such shares of capital stock of the Surviving Corporation.

         (d) Per Share Amount. The "Per Share Amount" shall be equal to $2.55.

         2.2. Stock Options.

         (a) On or before the Effective Time, each outstanding option to purchase shares of Company Common Stock (each, a "Company Option"), whether vested or unvested, exercisable or not exercisable, shall be deemed to have been exercised by the holder thereof, whereupon all such holders of each Company Option shall be entitled to a cash payment at the Effective Time in an amount equal to the difference between the Per Share Amount and the exercise price of each such Company Option.

         (b) At the Effective Time, each Company Option will be canceled and extinguished and be converted automatically into the right to receive the amount of cash provided for in Section 2.2(a) hereof, without interest thereon, upon surrender of the Company Option to the Parent.

         2.3.     Intentionally omitted.

         2.4.     Dissenting Shares.

         (a) Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who have not voted such shares in favor of the Merger, who shall have delivered, prior to any vote on the Merger, a written demand for appraisal of such shares in the manner provided in Sections 302A.471 and 302A.473 of the MBCA and who, as of the Effective Time, shall not have effectively withdrawn or lost such right to dissenters' rights ("Dissenting Shares") shall not be converted into or represent a right to receive the Per Share Amount pursuant to Section 2.1 hereof, but the holders thereof shall be entitled only to such rights as are granted by Sections 302A.471 and 302A.473 of the MBCA. Each holder of Dissenting Shares who becomes entitled to payment for such shares pursuant to Sections 302A.471 and 302A.473 of the MBCA shall receive payment therefor from the Surviving Corporation in accordance with the MBCA; provided, however, that if any such holder of Dissenting Shares shall have effectively withdrawn such holder's demand for appraisal of such shares or lost such holder's right to appraisal and payment of such shares under Sections 302A.471 and 302A.473 of the MBCA, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share shall thereupon be deemed to have been canceled, extinguished and converted, as of the Effective Time, into and represent the right to receive payment from the Surviving Corporation of the Per Share Amount as provided in Section 2.1 hereof.

         2.5.     Exchange of Certificates.

         (a) Prior to the Effective Time, Parent shall designate a commercial bank, trust company or other financial institution, which may include Company's stock transfer agent, to act as disbursement agent ("Disbursement Agent") in the Merger.

         (b) Promptly after the Effective Time, Parent shall make available to the Disbursement Agent for exchange in accordance with this Article II, cash in an amount sufficient to permit payment of the aggregate Per Share Amount pursuant to Section 2.1 hereof (the "Exchange Fund").

         (c) Promptly, and in any event no later than five business days after the Effective Time, the Parent shall cause to be mailed to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company

Common Stock (the "Certificates") (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Disbursement Agent, and shall be in such form and have such other provisions as Parent may reasonably specify and which shall be reasonably acceptable to the Company) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Per Share Amount. Upon surrender of a Certificate for cancellation to the Disbursement Agent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may be reasonably required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange a check representing the Per Share Amount in accordance with Section 2.1, and the Certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 2.5, each Certificate that, prior to the Effective Time, represented shares of Company Common Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence the right to receive the Per Share Amount, if any, multiplied by the number of shares of Company Common Stock such certificate represented.

         (d) None of Parent, the Surviving Corporation or the Disbursement Agent shall be liable to any holder of shares of Company Common Stock for any amount properly delivered to a public official in compliance with any abandoned property, escheat or similar law.

         (e) At the Effective Time, the stock transfer books of the Company shall be closed and there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Company, except in favor of the Company. From and after the Effective Time, the holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided in this Agreement or by law.

         (f) Subject to any applicable escheat or similar laws, any portion of the Exchange Fund that remains unclaimed by the former stockholders of the Company for one year after the Effective Time shall be delivered by the Disbursement Agent to Parent, upon demand of Parent, and any former stockholders and optionholders of the Company shall thereafter look only to Parent for satisfaction of their claim for cash in exchange for their shares of Company Common Stock pursuant to the terms of Section 2.1 hereof and 2.2.

         (g) If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact, in form and substance acceptable to the Disbursement Agent, by the person claiming such Certificate to be lost, stolen or destroyed, and complying with such other conditions as the Disbursement Agent may reasonably impose (including the execution of an indemnification undertaking or the posting of an indemnity bond or other surety in favor of the Disbursement Agent and Parent with respect to the Certificate alleged to be lost, stolen or destroyed), the Disbursement Agent will deliver to such person the amount as may be required pursuant to Section 2.1 hereof.

ARTICLE III

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Merger Sub and Parent that the statements contained in this Article III are true and correct, except as set forth in the letter delivered by the Company to Merger Sub on the date hereof (the "Company Disclosure Letter") (which Company Disclosure Letter sets forth the exceptions to the representations and warranties contained in this Article III under captions referencing the Sections to which such exceptions apply):

         3.1. Organization and Qualification. Each of the Company and its Subsidiaries (as defined below) is a company (or similar entity with corporate characteristics including limited liability of stockholders or other owners) duly organized, validly existing, duly registered and, if applicable, in good standing under the laws of the jurisdiction of its organization and each such entity has all requisite corporate (or similar) power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to carry on its business as it is now being conducted, and is qualified to conduct business, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified that would not, individually or in the aggregate, have, or would not reasonably be expected to have, a Company Material Adverse Effect (as defined below). Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Articles of Incorporation or other applicable charter document (any such document of any business entity hereinafter referred to as its "Charter Document") or its Bylaws, or other applicable governing document (any such documents of any business entity hereinafter referred to as its "Governing Document"). The Company has made available to Parent accurate and complete copies of the respective Charter Documents and Governing Documents, as currently in effect, of each of the Company and its Subsidiaries. As used in this Agreement, the term "Company Material Adverse Effect" means any change, effect, event or condition that (i) has a material adverse effect on the assets, business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole (other than any such change, effect, event or condition that arises from changes in general economic conditions or conditions affecting the Company's industry generally, or such changes, effects, events or conditions resulting from the consummation of the transactions contemplated hereby); or (ii) would prevent or materially delay the Company's ability to consummate the transactions contemplated hereby. As used in this Agreement, the term "Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions.

         3.2. Capital Stock of Subsidiaries. Neither the Company nor any of its Subsidiaries owns, controls or holds with the power to vote, directly or indirectly, of record, beneficially or otherwise, any share capital, capital stock or any equity or ownership interest in any company, corporation, partnership, association, joint venture, business, trust or other entity, except for the Subsidiaries described in the Company SEC Reports (as defined in Section 3.6(a) hereof) or listed in Section 3.2 of the Company Disclosure Letter, and except for ownership of securities in any publicly traded company held for investment by the Company or any of its Subsidiaries and comprising less than five percent of the outstanding stock of such company. Except as set forth in Section 3.2 of the Company Disclosure Letter, the Company is directly or indirectly the registered, record and beneficial owner of all of the outstanding share capital or shares of capital stock (or other ownership interests having by their terms ordinary voting power to elect a majority of directors or others performing similar functions with respect to such Subsidiary) of each of its Subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such Subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, share capital or shares of any capital stock of any such Subsidiary, and there are no contracts, commitments, understandings or arrangements by which the Company or any such Subsidiary is bound to issue, transfer or sell any share capital or shares of such capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 3.2 of the Company Disclosure Letter, all of such shares so owned by the Company are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien, pledge, security interest or other encumbrance of any kind (collectively "Liens") with respect thereto.

         3.3. Capitalization. The authorized capital stock of the Company consists of 5,000,000 shares of Company Common Stock . As of the close of business on June 30, 2000 (the "Company Measurement Date"), (a) 2,240,850 shares of Company Common Stock were issued and outstanding, (c) the Company had 43,080 shares of Company Common Stock held in its treasury, (d) in excess of 205,000 shares of Company Common Stock were reserved for issuance under Company Options,
(e) Company Options to purchase 205,000 shares of Company Common Stock in the aggregate had been granted and remained outstanding under Company Options, (f) no warrants to purchase shares of Company Common Stock were outstanding and (g) except for the Company Options, there were no outstanding Rights (defined below). Since the Company Measurement Date, no additional shares in the Company have been issued, except pursuant to the exercise of Company Options outstanding at the Company Measurement Date, and no Rights have been granted. Except as described in the preceding sentence or as set forth in Section 3.3 of the Company Disclosure Letter, the Company has no outstanding bonds, debentures, notes or other securities or obligations the holders of which have the right to vote or which are convertible into or exercisable for securities having the right to vote on any matter on which any stockholder of the Company has a right to vote. All issued and outstanding shares of Company Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 3.3 of the Company Disclosure Letter, there are not as of the date hereof any existing options, warrants, stock appreciation rights, stock issuance rights, calls, subscriptions, convertible securities or other rights which obligate the Company or any of its Subsidiaries to issue, exchange, transfer or sell any shares in the capital of the Company or any of its Subsidiaries (collectively, "Rights"). As of the date hereof, there are no outstanding contractual obligations of the Company or any of its Subsidiaries to repurchase, reprice, redeem or otherwise acquire any shares of the capital of the Company or any of its Subsidiaries. As of the date hereof, there are no outstanding contractual obligations of the Company to vote or to dispose of any shares in the capital of any of its Subsidiaries.

         3.4. Authority Relative to this Agreement. The Company has the requisite corporate power and authority to execute and deliver, and perform its obligations under, this Agreement and, subject to obtaining the necessary approval of its stockholders, to consummate the Merger and the other transactions contemplated hereby under applicable law. The execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company by and through that certain Special Committee appointed by the Board of Directors of the Company to act in its stead in connection with the transactions contemplated herein (hereinafter the "Board of Directors" or "Company Board" or "Special Committee") and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Merger or other transactions contemplated hereby (other than approval by the Company's stockholders required by applicable law). This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally or by general equitable principles.

         3.5.     No Conflict; Required Filings and Consents.

         (a) Neither the execution and delivery of this Agreement by the Company nor the consummation of the Merger or other transactions contemplated hereby nor compliance by the Company with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of (x) their respective Charter Documents or Governing Documents, (y) any note, bond, charge, lien, pledge, mortgage, indenture or deed of trust to which the Company or any such Subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (z) any license, lease, agreement or other instrument or obligation to which the Company or any such Subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, except, in the case of clauses (i) (y)and (z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         3.6.     SEC Filings; Financial Statements.

            (a) The Company has filed all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1999 to the date hereof (collectively, as supplemented and amended since the time of filing, the "Company SEC Reports") with the SEC. The Company SEC Reports (i)were prepared in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the Exchange Act, as the case may be and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation in clause (ii) of the preceding sentence does not apply to any misstatement or omission in any Company SEC Report filed prior to the date of this Agreement which was superseded by a subsequent Company SEC Report filed prior to the date of this Agreement. No Subsidiary of the Company is required to file any report, form or other document with the SEC.

         (b) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company and its Subsidiaries included or incorporated by reference in such Company SEC Reports (collectively, the "Financial Statements")have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in the notes thereto) and present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis at the respective dates and for the respective periods indicated (except, in the case of all such financial statements that are interim financial statements, for footnotes and normal year-end adjustments).

         (c) Neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise whether due or to become due, known or unknown, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments that are required to be disclosed under United States generally accepted accounting principles, except (i) as set forth in the Company SEC Reports or in Section 3.6(c) of the Company Disclosure Letter, (ii) the liabilities recorded on the Company's consolidated balance sheet at June 30, 2000 (the "Balance Sheet") included in the financial statements referred in
Section 3.6(a) hereof and the notes thereto, (iii) liabilities or obligations incurred since June 30, 2000 (whether or not incurred in the ordinary course of business and consistent with past practice) that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, or (iv) liabilities that would not be required by United States generally accepted accounting principles to be disclosed in financial statements or in the notes thereto and that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         3.7. Absence of Changes or Events. Except as set forth in Section 3.7 of the Company Disclosure Letter or in the Company SEC Reports, since June 30, 2000 through the date of this Agreement, the Company and its Subsidiaries have not incurred any liability or obligation that has resulted or would reasonably be expected to result in a Company Material Adverse Effect, and there has not been any change in the business, financial condition or results of operations of the Company or any of its Subsidiaries which has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and the Company and its Subsidiaries have conducted their respective businesses in the ordinary course consistent with their past practices.

         3.8. Absence of Certain Developments. Except as disclosed in the Company SEC Reports or as set forth in Section 3.8 of the Company Disclosure Letter, since June 30, 2000, the Company has not taken any of the actions set forth in Section 5.1 hereof.

         3.9. Litigation. Except as disclosed in the Company SEC Reports or as set forth in Section 3.9 of the Company Disclosure Letter, there is no (a) claim, action, suit or proceeding pending or, to the Knowledge of the Company or any of its Subsidiaries, threatened against or relating to the Company or any of its Subsidiaries before any Governmental Entity, or (b) outstanding judgment, order, writ, injunction or decree (collectively, "Orders"), or application, request or motion therefor, of any Governmental Entity in a proceeding to which the Company, any Subsidiary of the Company or any of their respective assets was or is a party except actions, suits, proceedings or Orders that, individually or in the aggregate, has not had or would not reasonably be expected to have a Company Material Adverse Effect, and neither the Company nor any Subsidiary is in default in any material respect with respect to any such Order.

         3.10. Title to Properties. Except as set forth in Section 3.10 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries owns any real property. The Company has heretofore made available to Parent correct and complete copies of all leases, subleases and other agreements (collectively, the "Real Property Leases") under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property or facility (the "Leased Real Property"), including without limitation all modifications, amendments and supplements thereto. Except in each case where the failure would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or except as otherwise set forth in Section 3.10 of the Company Disclosure Letter, (i) the Company or one of its Subsidiaries has a valid leasehold interest in each parcel of Leased Real Property free and clear of all Liens except liens of record and each Real Property Lease is in full force and effect, (ii) all rent and other sums and charges due and payable by the Company or its Subsidiaries as tenants thereunder are current in all material respects, (iii) no termination event or condition or uncured default of a material nature on the part of the Company or any such Subsidiary or, to the Knowledge of the Company or any such Subsidiary, the landlord, exists under any Real Property Lease, (iv) the Company or one of its Subsidiaries is in actual possession of each Leased Real Property and is entitled to quiet enjoyment thereof in accordance with the terms of the applicable Real Property Lease and applicable law, and (v) the Company and its Subsidiaries own outright all of the property (except for leased property or assets for which it has a valid and enforceable right to use) which is reflected on the Balance Sheet, except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice and except for liens of record. The plant, property and equipment of the Company and its Subsidiaries that are used in the operations of their businesses are in good operating condition and repair, subject to ordinary wear and tear, and, subject to normal maintenance, are available for use.

         3.11. Certain Contracts. Neither the Company nor any of its Subsidiaries has breached, or received in writing any claim or notice that it has breached, any of the terms or conditions of (i) any agreement, contract or commitment required to be filed as an exhibit to the Company SEC Reports (including any agreements, contracts or commitments entered into since June 30, 2000 that will be required to be filed by the Company with the SEC in any report), (ii) any agreements, contracts or commitments with manufacturers, suppliers, sales representatives, distributors, OEM strategic partners or customers of the Company pursuant to which the Company recognized revenues or payments in excess of $25,000 for the twelve-month period ended December 25, 1999, or (iii) any agreements, contracts or commitments containing covenants that limit the ability of the Company or any of its Subsidiaries to compete in any line of business or with any Person (as defined in Section 8.5 hereof), or that include any exclusivity provision or involve any restriction on the geographic area in which the Company or any of its Subsidiaries may carry on its business (collectively, "Company Material Contracts"), in such a manner as, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. Section 3.11 of the Company Disclosure Letter lists each Company Material Contract described in clauses (ii) and (iii) of the preceding sentence. Each Company Material Contract that has not expired by its terms is in full force and effect and is the legal, valid and binding obligation of the Company and/or its Subsidiaries, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), except where the failure of such Company Material Contract to be in full force and effect or to be legal, valid, binding or enforceable against the Company and/or its Subsidiaries has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as set forth in Section 3.11 of the Company Disclosure Letter, no consent, approval, waiver or authorization of, or notice to any Person is needed in order that each such Company Material Contract shall continue in full force and effect in accordance with its terms without penalty, acceleration or rights of early termination by reason of the consummation of the Merger and the other transactions contemplated by this Agreement.

         3.12. Compliance with Law. Except as disclosed in Section 3.12 of the Company Disclosure Letter, all activities of the Company and its Subsidiaries have been, and are currently being, conducted in compliance in all material respects with all applicable United States federal, state, provincial and local and other foreign laws, ordinances, regulations, interpretations, judgments, decrees, injunctions, permits, licenses, certificates, governmental requirements, Orders and other similar items of any court or other Governmental Entity or any nongovernmental self- regulatory agency, and no notice has been received by the Company or any Subsidiary of any claims filed against the Company or any Subsidiary alleging a violation of any such laws, regulations or other requirements which would be required to be disclosed in any Company SEC Report or any New SEC Report (as defined in Section 5.15 hereof). The Company Options have been duly authorized, approved and operated in compliance in all material respects with all applicable securities, corporate and other laws of each jurisdiction in which participants of such Company Options are located. The Company and its Subsidiaries have all permits, licenses and franchises from Governmental Entities required to conduct their businesses as now being conducted (including, but not limited to, permits issued under or pursuant to the Communications Act or the rules or regulations of the Federal Communications Commission), except for such permits, licenses and franchises the absence of which has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         3.13.    Intellectual Property Rights; Year 2000.

         (a) The Company and its Subsidiaries own, or are validly licensed or otherwise possess legally enforceable and, except for limitations arising under a license or similar agreement governing the Company's or a Subsidiary's rights therein, unencumbered rights to use, all patents, trademarks, trade names, service marks, domain names and copyrights, any applications for and registrations of such patents, trademarks, trade names, service marks, domain names and copyrights, and all database rights, net lists, processes, formulae, methods, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material that are necessary to conduct the business of the Company and its Subsidiaries as currently conducted, or necessary with respect to the production, marketing and/or sale of products currently under development by the Company, except for such rights the absence of which would not be reasonably expected to have a Company Material Adverse Effect (the "Company Intellectual Property Rights"). The Company and its Subsidiaries have taken all action reasonably necessary to protect the Company Intellectual Property Rights which is customary in the industry, including without limitation, use of reasonable secrecy measures to protect the trade secrets included in the Company Intellectual Property Rights.

         (b) The execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not result in the breach of, or create on behalf of any third party the right to terminate or modify, any license, sublicense or other agreement relating to the Company Intellectual Property Rights, or any material licenses, sublicenses or other agreements as to which the Company or any of its Subsidiaries is a party and pursuant to which the Company or any of its Subsidiaries is authorized to use any third party patents, trademarks, copyrights or trade secrets ("Company Third Party Intellectual Property Rights"), including software that is used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by the Company or any of its Subsidiaries, the breach of which would, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect. The Company Disclosure Letter, under the caption referencing this Section 3.13, lists all royalties, license fees, sublicense fees or similar obligations involving aggregate annual payments by the Company or any Subsidiary in excess of $5,000.00 for any Company Third Party Intellectual Property Rights that are used in the manufacture of, incorporated in, or forms a part of any product sold by or expected to be sold by the Company or any of its Subsidiaries.

         (c) All patents, registered trademarks, service marks, domain names and copyrights which are held by the Company or any of its Subsidiaries, the loss or invalidity of which would reasonably be expected to cause a Company Material Adverse Effect, are valid and subsisting. The Company (i) has not, since January 1, 2000, been sued in any suit, action or proceeding, or received in writing any claim or notice, which involves a claim of infringement or misappropriation of any patents, trademarks, service marks, domain names, copyrights or violation of any trade secret or other proprietary right of any third party (nor are there any suits, actions or proceedings that arose prior to such date that remain outstanding and unresolved); and (ii) has no Knowledge that the manufacturing, marketing, licensing or sale of its products or services infringe upon, misappropriate or otherwise come into conflict with any patent, trademark, service mark, copyright, trade secret or other proprietary right of any third party, which infringement, misappropriation or conflict in the cases of clause (i) and
(ii) would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, no other Person has interfered with, infringed upon, or otherwise come into conflict with any Company Intellectual Property Rights or other proprietary information of the Company or any of its Subsidiaries which has or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (d) No employee, agent, consultant or contractor who has materially contributed to or participated in the creation or development of any copyrightable, patentable or trade secret material on behalf of the Company, any of its Subsidiaries or any predecessor in interest thereto either: (i) is a party to an agreement under which the Company or such Subsidiary is deemed to be the original owner/author of all property rights therein; or (ii) has executed an assignment or an agreement to assign in favor of the Company, such Subsidiary or such predecessor in interest, as applicable, all right, title and interest in such material.

         (e) The Company and its Subsidiaries have experienced no material disruption or interruption of their business or operations as a result of or related to any of their information systems, data processing and other hardware, software and other systems, facilities, programs and procedures used or sold by the Company or any of its Subsidiaries (collectively, "Information Systems") failing to be Y2K Compliant. "Y2K Compliant" means, with respect to any Information System, that such Information System (i) handles date information involving any and all dates before, during and/or after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part; (ii) operates accurately without interruption on and in respect of any and all dates before, during and/or after January 1, 2000 and without any change in performance; (iii) responds to and processes two-digit year input without creating any ambiguity as to the century; and (iv) stores and provides date input information without creating any ambiguity as to the century, in each case without utilizing bridges, gateways and the like while still preserving the level of functionality, usability, reliability, efficiency, performance and accessibility of such data and associated programs as existed prior to any modification to such Information System and its constituent elements to make the same Y2K Compliant.

         3.14.    Taxes.

         (a) "Tax" or "Taxes" shall mean all United States federal, state, provincial, local or foreign taxes and any other applicable duties, levies, fees, charges and assessments that are in the nature of a tax, including income, gross receipts, property, sales, use, license, excise, franchise, ad valorem, value-added, transfer, social security payments, and health taxes and any deductibles relating to wages, salaries and benefits and payments to subcontractors for any jurisdiction in which the Company or any of its Subsidiaries does business (to the extent required under applicable Tax law), together with all interest, penalties and additions imposed with respect to such amounts.

         (b) Except as set forth in Section 3.14 of the Company Disclosure Letter or as could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

         (i) the Company and its Subsidiaries have prepared and timely filed with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed on or before the Effective Time (collectively "Returns"), taking into account any extension of time to file granted to or obtained on behalf of the Company and/or its Subsidiaries; (ii) all Taxes of the Company and its Subsidiaries shown on such Returns or otherwise known by the Company to be due or payable for any period ending on, ending on and including, or ending prior to the Effective Time, have been timely paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings or which are adequately reserved for in accordance with generally accepted accounting principles and reflected, in a manner consistent with past practice, on the Company's books as an accrued Tax liability, either current or deferred; (iii) all deficiencies resulting from Tax examinations of income, sales and franchise and all other material Returns filed by the Company and its Subsidiaries in any jurisdiction in which such Returns are required to be so filed have either been paid or are being contested in good faith by appropriate proceedings; (iv) no deficiency has been asserted against the Company or any of its Subsidiaries which has not been satisfied or otherwise resolved, and no examination of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened for any material amount of Tax by any taxing authority; (v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Return has been requested, which Return has not since been filed; (vi) all Returns filed by the Company and its Subsidiaries are correct and complete or adequate reserves have been established with respect to any additional Taxes that may be due (or may become due) as a result of such Returns not being correct or complete; (vii) to the Knowledge of the Company, no Tax liens have been filed with respect to any Taxes; (viii) neither the Company nor any of its Subsidiaries have made, and none will make, any voluntary adjustment by reason of a change in their accounting methods for any pre-Merger period; (ix) the Company and its Subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees; (x) the Company and its Subsidiaries are not parties to any Tax sharing or Tax matters agreement; (xi) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is liable to suffer any recapture, clawback or withdrawal of any relief or exemption from Tax howsoever arising (including the entering into and the consummation of the Merger), and whether by virtue of any act or omission by the Company or any of its Subsidiaries or by any other person or persons; and (xii) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries is liable to be assessed for or made accountable for any Tax for which any other person or persons may be liable to be assessed or made accountable whether by virtue of the entering into or the consummation of the Merger or by virtue of any act or acts done by or which may be done by or any circumstance or circumstances involving or which may involve any other person or persons.

         (c) The Company and its Subsidiaries are not parties to any agreement, contract, or arrangement that would, as a result of the transactions contemplated hereby, result, separately or in the aggregate, in (i) the payment of any "excess parachute payments" within the meaning of

Section 280G of the Code by reason of the Merger or (ii) the payment of any form of compensation or reimbursement for any Tax incurred by any Person arising under Section 280G of the Code.

         3.15. Employees. Except as set forth in Section 3.15 of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement, arrangement or labor contract with a labor union or labor organization, whether formal or otherwise. The Company Disclosure Letter, under the caption referencing this Section 3.15, lists all employment, severance and change of control agreements (or any other agreements that may result in the acceleration of the exercisability of outstanding options) of the Company or its Subsidiaries. Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable laws (including, without limitation, all applicable extension orders) respecting employment and employment practices, terms and conditions of employment, equal opportunity, anti-discrimination laws, and wages and hours. There is no labor strike, slowdown or stoppage pending (or, to the Knowledge of the Company or any of its Subsidiaries, any unfair labor practice complaints, labor disturbances or other controversies respecting employment which are pending or threatened which, if they actually occurred, would materially disrupt the operations of the Company or its Subsidiaries) against the Company or any of its Subsidiaries.

         3.16.    Employee Benefit Plans.

         (a) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and "Plan" means every plan, fund, contract, program and arrangement (whether written or not) which is maintained or contributed to by the Company for the benefit of present or former United States employees or with respect to which the Company otherwise has current or potential liability, including, but not limited to, Plans which have been terminated but with respect to which the Company has current or potential liability. "Plan" includes any arrangement intended to provide: (i) medical, surgical, health care, hospitalization, dental, vision, workers' compensation, life insurance, death, disability, legal services, severance, sickness, accident, or cafeteria plan benefits (whether or not defined in Section 3(1) of ERISA), (ii) pension, profit sharing, stock bonus, retirement, supplemental retirement or deferred compensation benefits (whether or not tax qualified and whether or not defined in Section 3(2) of ERISA), (iii) bonus, incentive compensation, stock option, stock appreciation right, phantom stock or stock purchase benefits, change in control benefits or
(iv) salary continuation, unemployment, supplemental unemployment, termination pay, vacation or holiday benefits (whether or not defined in Section 3(3) of ERISA). The Company Disclosure Letter, under the caption referencing this
Section 3.16(a), sets forth all Plans by name and brief description identifying:
(i) the type of Plan, including a specific reference to any Plan which provides benefits (or increased benefits or vesting) as a result of a change in control of the Company, (ii) the funding arrangements for the Plan, (iii) the sponsorship of the Plan and (iv) the participating employers in the Plan.

         (b) To the extent required (either as a matter of law or to obtain the intended tax treatment and tax benefits), all Plans comply with all material requirements of ERISA and the Code. With respect to the Plans, except as set forth in Section 3.16 of the Company Disclosure Letter (i) all required contributions which are due have been made and any accrual required by generally accepted accounting principles has been made on the books and records of the

Company for all future contribution obligations; (ii) there are no actions, suits or claims pending, other than routine uncontested claims for benefits; and
(iii) there have been no prohibited transactions (as defined in Section 406 of ERISA or Section 4975 of the Code) except for such items which have not or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as otherwise disclosed in the Company Disclosure Letter under the caption referencing this Section 3.16(b), all benefits under the Plans (other than Code Section 125 cafeteria plans) are payable either through a fully-funded trust or an insurance contract and no welfare benefit Plan (as defined in Section 3(1) of ERISA) is self-funded. Except as otherwise disclosed in the Company Disclosure Letter under the caption referencing this
Section 3.16(b), no qualified retirement plans sponsored by the Company are invested in stock of the Company.

         (c) Parent has received true and complete copies of (i) all Plan documents, including related trust agreements or funding arrangements; (ii) the most recent determination letter, if any, received by the Company from the Internal Revenue Service (the "IRS") regarding the Plans, the termination of any Plan, and any amendment to any Plan made subsequent to any Plan amendments covered by any such determination letter; (iii) the most recent financial statements for the Plans, if any; (iv) the most recently prepared actuarial valuation reports, if any; (v) current summary plan descriptions; (vi) annual returns/reports on Form 5500 and summary annual reports for the most recent plan year, and (vii) any filings (other than Forms 5500) with the IRS or the Department of Labor ("DOL") within the last five years preceding the date of this Agreement with respect to the Plans. To the Knowledge of the Company, nothing has occurred that could materially adversely affect the qualification of the Plans and their related trusts.

         (d) Except as set forth in Section 3.16 of the Company Disclosure Letter, the Company does not maintain or contribute to (and has never contributed to) any multi-employer plan, as defined in Section 3(37) of ERISA. The Company has no actual or potential liabilities under Title IV of ERISA, including under Section 4201 of ERISA for any complete or partial withdrawal from a multi-employer plan.

         (e) The Company has no actual or potential liability for death, or medical or dental benefits after separation from employment, other than (i) death benefits under the Plans (whether or not subject to ERISA) set forth in
Section 3.16 of the Company Disclosure Letter and (ii) health care continuation benefits described in Section 4980B of the Code.

         (f) Neither the Company nor any of its directors, officers, employees or other "fiduciaries", as such term is defined in Section 3(21) of ERISA, has committed any breach of fiduciary responsibility imposed by ERISA or any other applicable law with respect to the Plans which would subject the Company, Parent or any of their respective directors, officers or employees to any liability under ERISA or any applicable law except for such breaches which have not or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         (g) Except as set forth in Section 3.16 of the Company Disclosure Letter, there are no other trades or businesses, whether or not incorporated, which, together with the Company, would be deemed to be a "single employer" within the meaning of Code Sections 414(b), (c) or (m).

         (h) Except with respect to Taxes on benefits paid or provided, no Tax has been waived or excused, has been paid or is owed by any person (including, but not limited to, any Plan, any Plan fiduciary or the Company) with respect to the operations of, or any transactions with respect to, any Plan. No action has been taken by the Company, nor has there been any failure by the Company to take any action, nor is any action or failure to take action contemplated by the Company (including all actions contemplated under this Agreement), that would subject the Company, Parent or any of their respective directors, officers or employees to any liability or Tax imposed by the IRS or DOL in connection with any Plan. No reserve for any Taxes has been established with respect to any Plan by the Company nor has any advice been given to the Company with respect to the need to establish such a reserve.

         (i) There are no (i) legal, administrative or other proceedings or governmental investigations or audits, or (ii) complaints to or by any Governmental Entity, which are pending, anticipated or, to the Knowledge of the Company, threatened, against any Plan or its assets, or against any Plan fiduciary or administrator, or against the Company or its officers or employees with respect to any Plan.

         (j) There are no leased employees, as defined in Section 414(n) of the Code, providing services to the Company, that must be taken into account with respect to the requirements under Section 414(n)(3) of the Code.

         (k) Except as set forth in Section 3.16 of the Company Disclosure Letter, each Plan may be terminated directly or indirectly by the Company, in its sole discretion, at any time before or after the Effective Date in accordance with its terms, without causing the Parent or the Company to incur any liability to any person, entity or government agency for any conduct, practice or omission of the Company which occurred prior to the Effective Date, except for liabilities to, and the rights of, the employees thereunder accrued prior to the Effective Date, or if later, the time of termination, and except for continuation rights required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or other applicable law.

         (l) "Foreign Plan" means every plan, fund, contract program and arrangement (whether written or not) which is maintained or contributed to by the Company or an affiliate for the benefit of present or former employees working outside of the United States or with respect to which the Company or an affiliate otherwise has current or potential liability for such current or former employees that is not subject to the laws of the United States. Foreign Plan may include plans that also benefit United States employees and include any arrangement intended to provide: (i) medical, surgical, health care, hospitalization, dental, vision, workers compensation, life insurance, death, disability, legal services, severance, sickness, or accident benefits; (ii) pension, profit sharing, retirement, supplemental retirement or deferred compensation benefits; (iii) bonus, incentive compensation, stock option, stock appreciation rights, phantom stock or stock purchase benefits, change in control benefits; or (iv) salary continuation, unemployment, supplemental unemployment, termination pay, vacation or holiday benefits. Section 3.16 of the Company Disclosure Letter sets forth all Foreign Plans by name and provides a brief description for each plan. Except as described in Section 3.16 of the Company Disclosure Letter, no condition, agreement or plan provision limits the right of the Company or an affiliate to amend, cut back or terminate any Foreign Plan, nor will the transaction contemplated by this Agreement limit the right of the Company or an affiliate or the Parent to amend, cut back or terminate any Foreign Plan and none of the benefits under a Foreign Plan have been materially augmented. Either as a matter of law or to obtain the intended tax treatment and tax benefits, the Foreign Plans have at all times complied with and been duly administered in accordance with all applicable laws and regulations and requirements having force of law and in accordance with their terms except for such matters which have not or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. There are not in respect of any Foreign Plan or the benefits thereunder any actions, suits or claims pending or, to the Knowledge of the Company, threatened other than routine claims for benefits. Neither the Company nor any of its affiliates have received any notice or directive that it has not complied with all material provisions of the Foreign Plans applicable to it and has no Knowledge of any reason why the tax exempt (or favored) status, if any of the Foreign Plans might be withdrawn.

         3.17.    Environmental Matters.

         (a) The Company and its Subsidiaries (i) have been in compliance and are presently complying with all applicable health, safety and Environmental Laws (defined below), and (ii) have obtained all material permits, licenses and authorizations which are required under all applicable health, safety and Environmental Laws and are in compliance in all material respects with such permits, licenses and authorizations, except in each case for such failure to comply or to obtain permits, licenses or authorizations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. To the Knowledge of the Company, (i) none of the Leased Real Property (including without limitation soils and surface and ground waters) are contaminated with any Hazardous Materials in quantities which require investigation or remediation under Environmental Laws, (ii) neither the Company nor any of its Subsidiaries is liable for any off-site contamination, and (iii) there is no environmental matter which could reasonably be expected to expose the Company or any of its Subsidiaries to a claim to clean-up any Hazardous Materials or otherwise to remedy any pollution or damage at any of the properties utilized in the Company's business under any Environmental Laws.

         (b) For purposes of this Agreement, the term (i) "Environmental Laws" means all applicable United States federal, state, provincial, local and other foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to pollution, contamination or protection of the environment (including, without limitation, all applicable United States federal, state, provincial, local and other foreign laws, rules, regulations, codes, ordinances, orders, decrees, directives, permits, licenses and judgments relating to Hazardous Materials in effect as of the date of this Agreement), and (ii) "Hazardous Materials" means any dangerous, toxic or hazardous pollutant, contaminant, chemical, waste, material or substance as defined in or governed by any United States federal, state, provincial, local or other foreign law, statute, code, ordinance, regulation, rule or other requirement relating to such substance or otherwise relating to the environment or human health or safety, including without limitation any waste, material, substance, pollutant or contaminant that might cause any injury to human health or safety or to the environment or might subject the Company or any of its Subsidiaries to any imposition of costs or liability under any Environmental Law.

         3.18. Insurance. The Company has made available to Parent copies of all material policies of insurance and bonds in force on the date hereof covering the businesses, properties and assets of the Company and its Subsidiaries, and all such policies are currently in effect and all premiums with respect thereto have been duly paid to date. Except as disclosed in Section 3.18 of the Company Disclosure Letter, there are no claims outstanding under any insurance policy which could, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and, to the Knowledge of the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries has failed to give any notice or to present any such claim with respect to its business under any such policy in due and timely fashion which could, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

         3.19. Anti-Bribery Compliance. Neither the Company nor any of its Subsidiaries (nor any person representing the Company or any of its Subsidiaries) has at any time during the last five years (a) made any payment in violation of the Foreign Corrupt Practices Act, the OECD Convention or similar laws of other countries where the Company engages in business, or (b) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the OECD Convention, the laws of the United States or any jurisdiction thereof or the laws of the countries in which such payments were made and received.

         3.20. Export Control Laws. The Company has conducted its export transactions in accordance in all material respects with applicable provisions of United States export control laws and regulations, including but not limited to the Export Administration Act and implementing Export Administration Regulations.

         3.21. Finders or Brokers. Except for the Company's obligations to Dougherty & Company, LLC, none of the Company, the Subsidiaries of the Company, the Board of Directors of the Company (the "Company Board") or any member of the Company Board has employed any agent, investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with the Merger or the other transactions contemplated hereby.

         3.22. Board Recommendation. The Company Board has, at a meeting of such Company Board duly held on September 7, 2000, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, declared the advisability of the Merger and recommended that the stockholders of the Company approve the Merger and the other transactions contemplated hereby, and has not as of the date hereof rescinded or modified in any respect any of such actions.

         3.23. Vote Required. The affirmative vote of the holders of a majority of the shares of Company Common Stock outstanding on the record date set for the Company Stockholders Meeting (as defined in Section 5.2 hereof) is the only vote of the holders of any of the

Company's capital stock necessary to approve this Agreement and the transactions contemplated hereby.

         3.24. Intentionally omitted.

         3.25. State Takeover Statutes. The Company has taken all actions so that the restrictions contained in Section 302A.673 of the MBCA applicable to a "business combination" (as such term is defined in Section 302A.011(46) of the MBCA) will not apply to the execution, delivery of performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.


                                   ARTICLE IV

             REPRESENTATIONS AND WARRANTIES OF MERGER SUB AND PARENT

         Merger Sub and Parent represent and warrant to the Company that the statements contained in this Article IV are true and correct:

         4.1. Organization and Qualification. Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Minnesota, with the corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Merger Sub is a corporation validly existing and in good standing under the laws of the State of Minnesota. Each of Merger Sub and Parent is duly qualified or licensed to carry on its business as it is now being conducted, and is qualified to conduct business, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified that would not, individually or in the aggregate, have, or would not reasonably be expected to have, a Parent Material Adverse Effect (as defined below). Neither Parent nor Merger Sub is in violation of any of the provisions of its Charter Document or its Governing Document. As used in this Agreement, the term "Parent Material Adverse Effect" means any change, effect, event or condition that (i) has a material adverse effect on the assets, business, results of operations or financial condition of Parent and its Subsidiaries, taken as a whole (other than any such change, effect, event or condition that arises from changes in general economic conditions or conditions affecting Parent's industry generally, or such changes, effects, events or conditions resulting from the consummation of the transactions contemplated hereby; provided, however, that the termination of contracts requiring third party consent or approval because of the consummation of the transactions contemplated hereby the loss of which would otherwise have a material adverse effect on the assets, business, results of operations or financial condition of Parent shall not be excluded from this definition) or
(ii) would prevent or materially delay Merger Sub's or Parent's ability to consummate the transactions contemplated hereby.

         4.2. Authority Relative to this Agreement. Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver, and to perform its obligations under, this Agreement under applicable law. The execution and delivery by Parent and Merger Sub of this Agreement, and the consummation of the Merger and the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Parent and Merger Sub. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of Parent and Merger Sub, enforceable against them in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors rights generally or by general equitable principles.

         4.3. No Conflicts; Required Filings and Consents.

         (a) Neither the execution, delivery or performance of this Agreement by Merger Sub or Parent, nor the consummation of the transactions contemplated hereby, nor compliance by Merger Sub or Parent with any provision hereof will
(i) conflict with or result in a breach of any provision of the Charter Documents or Governing Documents of Merger Sub or Parent, (ii) cause a default or give rise to any right of termination, cancellation or acceleration or loss of a material benefit under, or result in the creation of any lien, charge or other encumbrance upon any of the properties of Merger Sub or Parent under any of the terms, conditions or provisions of any note, bond, mortgage or indenture, or any other material instrument, obligation or agreement to which Merger Sub or Parent is a party or by which its properties or assets may be bound or (iii) violate any law applicable to Merger Sub or Parent or binding upon any of its properties, except for, in the case of clauses (ii) and (iii), such defaults or violations which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

         (b) No filing or registration with or notification to and no permit, authorization, consent or approval of any Governmental Entity is required to be obtained, made or given by Merger Sub or Parent in connection with the execution and delivery of this Agreement or the consummation by Merger Sub of the Merger or other transactions contemplated hereby.

         4.4. Funds. At the Closing, Parent will have the funds necessary to consummate the Merger and pay the aggregate Per Share Amount in accordance with the terms of this Agreement.


                                    ARTICLE V

                            COVENANTS AND AGREEMENTS

         5.1. Conduct of Business of the Company Pending the Merger. Except as contemplated by this Agreement or as expressly agreed to in writing by Parent, during the period from the date of this Agreement to the earlier of (i) the termination of this Agreement or (ii) the Effective Time, each of the Company and its Subsidiaries will conduct their respective operations according to its ordinary course of business consistent with past practice, and will use commercially reasonable efforts consistent with past practice and policies to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement, or the timing thereof. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, the Company will not nor will it permit any of its Subsidiaries to, without the prior written consent of Parent:

         (a) amend any of its Charter Documents or Governing Documents;

         (b) authorize for issuance, issue, sell, deliver, grant any options, warrants, stock appreciation rights, or stock issuance rights for, or otherwise agree or commit to issue, sell, deliver, pledge, dispose of or otherwise encumber any shares of any class of its share capital or any securities convertible into shares of any class of its share capital, except (i) pursuant to and in accordance with the terms of Company Options outstanding on the Company Measurement Date or (ii) or pursuant to the grant of Company Options as set forth in Section 5.1(b) of the Company Disclosure Letter or consistent with past practices to new employees (or, subject to the prior written consent of Parent, which consent shall not be unreasonably withheld, to existing employees in connection with regularly scheduled performance reviews), which Company Options will represent the right to acquire no more than 1,000 shares of Company Common Stock per employee, and no more than 5,000 shares of Company Common Stock in the aggregate;

         (c) subdivide, cancel, consolidate or reclassify any shares of its share capital, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its share capital, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of its share capital or purchase, redeem or otherwise acquire any shares of its own share capital or of any of its Subsidiaries, except as otherwise expressly provided in this Agreement;

         (d) (i) incur or assume any long-term or short-term debt or issue any debt securities except for borrowings under existing lines of credit in the ordinary course of business consistent with past practice; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the material obligations of any other person (other than Subsidiaries of the Company); or (iii) make any material loans, advances or capital contributions to, or investments in, any other person (other than to Subsidiaries of the Company);

         (e) except as otherwise expressly contemplated by this Agreement or as set forth in Section 5.1(e) of the Company Disclosure Letter, (i) increase in any manner the compensation of (A) any employee who is not an officer of the Company or any Subsidiary (a "NonExecutive Employee"), except in the ordinary course of business consistent with past practice or (B) any of its directors or officers, except in the ordinary course of business, consistent with past practice, after consultation with and consent of Parent, (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into, amend or agree to enter into or amend any agreement or arrangement with any such director or officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit, except as required to comply with law or under currently existing agreements, plans or arrangements or with respect to NonExecutive Employees, in the ordinary course of business consistent with past practice; (iii) grant any rights to receive any severance or termination pay to, or enter into or amend any employment or severance agreement with, any employee or any of its directors or officers, except as required by applicable law or with respect to severance or termination pay to NonExecutive Employees in the ordinary course of business, consistent with past practices; or (iv) except as may be required to comply with applicable law, become obligated (other than pursuant to any new or renewed collective bargaining agreement) under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, share purchase, share option, share appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on the date hereof; provided, however, that this clause
(iv) shall not prohibit the Company from renewing any such plan, agreement or arrangement already in existence on terms no more favorable to the parties to such plan, agreement or arrangement;

         (f) except as otherwise expressly contemplated by this Agreement, enter into, amend in any material respect or terminate any Company Material Contracts other than in the ordinary course of business consistent with past practice;

         (g) sell, lease, license, mortgage or dispose of any of its properties or assets, other than (i) transactions in the ordinary course of business consistent with past practice, and (ii) sales of assets, for the fair market value thereof, which sales do not individually or in the aggregate exceed $25,000 and, in the case of both clauses (i) and (ii), except as may be required or contemplated by this Agreement;

         (h) except as otherwise contemplated by the Merger, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, other than the acquisition of assets that are in the ordinary course of business consistent with past practice and not material to the Company and its Subsidiaries taken as a whole;

         (i) alter (through merger, liquidation, reorganization, restructuring or in any fashion) the corporate structure or ownership of the Company or any Subsidiary;

         (j) authorize or commit to make any material capital expenditures in the aggregate of $25,000 or more not reflected in the budget previously provided in writing by the Company to Parent without the prior written consent of Parent, which consent shall not be unreasonably withheld;

         (k) make any change in the accounting methods or accounting practices followed by the Company, except as required by generally accepted accounting principles or applicable law;

         (l) make any election under United States federal, state, provincial, local or foreign Tax law which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

         (m) settle any action, suit, claim, investigation or proceeding (legal, administrative or arbitrative) requiring a payment by the Company or its Subsidiaries in excess of $25,000 without the consent of Parent, which consent shall not be unreasonably withheld or delayed;

         (n) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, the most recent financial statements (or the notes thereto) of the Company included in the Company SEC Reports or incurred in the ordinary course of business consistent with past practice; or

         (o) authorize, recommend, propose, agree or announce an intention to do any of the foregoing or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

         5.2. Preparation of Proxy Statement. As promptly as practicable and no later than 15 days after the date hereof, the Company shall prepare and file with the SEC the proxy statement to be sent to the stockholders of the Company in connection with the meeting of the Company's stockholders to consider the Merger (the "Company Stockholders Meeting") (such proxy statement as amended or supplemented is referred to herein as the "Proxy Statement"). The Proxy Statement will, when prepared pursuant to this Section 5.2 and mailed to the Company's stockholders, comply in all material respects with the applicable requirements of the Exchange Act. The information supplied by each of Parent and the Company for inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to Company's stockholders, at the time of the Company Stockholders Meeting and at the Effective Time, contain any statement which, at such time, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not false or misleading; or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Company Stockholders Meeting which has become false or misleading. Each of Parent and the Company shall indemnify and hold harmless the other from any obligations, claims or liabilities arising from any statement supplied by such party for inclusion in the Proxy Statement which, at the time such statement was made, is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statement, in light of the circumstances under which is was made, not false or misleading. If at any time prior to the Effective Time any event or information should be discovered by Parent, Merger Sub or the Company which should be set forth in a supplement to the Proxy Statement, Parent, Merger Sub or the Company, as the case may be, will promptly inform the other parties. The Proxy Statement shall include the declaration of the Company Board of the advisability of the Merger and its recommendation that the Company's stockholders approve the Merger, unless the Company Board determines in good faith, after considering the advice of its financial advisor and reputable outside legal counsel experienced in such matters , that withdrawal or modification of its declaration and recommendation is necessary because this Agreement or the Merger is no longer in the best interests of the Company's stockholders. The Proxy Statement shall be reviewed and approved by Parent and Parent's counsel prior to the mailing of such Proxy Statement to the Company's stockholders.

         5.3 Meeting of Stockholders. The Company shall, promptly after the date hereof, take all action necessary in accordance with the MBCA and its Articles of Incorporation and Bylaws to convene the Company Stockholders Meeting within 45 days of the filing of a definitive Proxy Statement with the SEC, whether or not the Company Board determines at any time after the date hereof that the Merger is no longer advisable. The Company shall consult with Parent regarding the date of the Company Stockholders Meeting. The Company shall use commercially reasonable efforts to solicit from stockholders of the Company proxies in favor of the Merger and shall take all other commercially reasonable action necessary or advisable to secure the vote or consent of stockholders required to effect the Merger, unless the Company Board determines in good faith, after considering the advice of its financial advisor and reputable outside legal counsel experienced in such matters that the Merger is no longer in the best interests of the Company's stockholders.

         5.4. Additional Agreements, Cooperation.

         (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate, subject to compliance with applicable law, with each other in connection with the foregoing, including using its best efforts (i) to obtain all necessary waivers, consents and approvals from other parties to loan agreements, material leases and other material contracts, (ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any United States federal or state, or other foreign law or regulations, (iii) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (v) to effect all necessary registrations and filings and submissions of information requested by Governmental Entities, and (vi) to fulfill all conditions to this Agreement.

         (b) Each of the parties hereto agrees, subject to compliance with applicable law, to furnish to each other party hereto such necessary information and reasonable assistance as such other party may request in connection with its preparation of necessary filings or submissions to any regulatory or governmental agency or authority, including, without limitation, any filing necessary under the provisions of the HSR Act, the Exchange Act, the Securities Act or any other United States federal or state, or foreign statute or regulation. Each party hereto shall promptly inform each other party of any material communication from the U.S. Federal Trade Commission or any other government or governmental authority regarding any of the transactions contemplated thereby.

         5.5. Publicity. Except as otherwise required by law or the rules of any applicable securities exchange or the Nasdaq National Market, so long as this Agreement is in effect, Parent and the Company will not, and will not permit any of their respective affiliates or representatives to, issue or cause the publication of any press release or make any other public announcement with respect to the transactions contemplated by this Agreement without the consent of the other party, which consent shall not be unreasonably withheld or delayed. Parent and the Company will cooperate with each other in the development and distribution of all press releases and other public announcements with respect to this Agreement and the transactions contemplated hereby, and will furnish the other with drafts of any such releases and announcements as far in advance as possible. Nothing in this
Section 5.5 shall prohibit or restrict the Company from at any time communicating to the Company's stockholders if the Company Board has determined in good faith, after considering the advice of reputable outside legal counsel experienced in such matters that any such communication is required to fulfill its fiduciary duties to the Company's stockholders.

         5.6. No Solicitation.

         (a) Immediately upon execution of this Agreement, the Company shall (and shall cause its officers, directors, employees, investment bankers, attorneys and other agents or representatives to) cease all discussions, negotiations, responses to inquiries and other communications relating to any potential business combination with all third parties who, prior to the date hereof, may have expressed or otherwise indicated any interest in pursuing an Acquisition Proposal (as hereinafter defined) with the Company.

         (b) Prior to termination of this Agreement pursuant to Article VII hereof, the Company and its Subsidiaries shall not, nor shall the Company authorize or permit any officers, directors or employees of, or any investment bankers, attorneys or other agents or representatives retained by or acting on behalf of, the Company or any of its Subsidiaries to, (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal that constitutes an Acquisition Proposal, (ii) except as permitted below, engage or participate in negotiations or discussions with, or furnish any information or data to, or take any other action to, facilitate any inquiries or making any proposal by, any third party relating to an Acquisition Proposal, or (iii) except as permitted below, enter into any agreement with respect to any Acquisition Proposal or approve an Acquisition Proposal. Notwithstanding anything to the contrary contained in this Section 5.6 or in any other provision of this Agreement, prior to the Company Stockholders Meeting, the Company Board may participate in discussions or negotiations with or furnish information to any third party making an unsolicited Acquisition Proposal (a "Potential Acquiror") or approve or recommend an unsolicited Acquisition Proposal if both
(A) a majority of the directors of the Company Board, without including directors who may be considered Affiliates (as defined in Rule 405 under the Securities Act) of any person making an Acquisition Proposal ("Disinterested Directors") determines in good faith, after receiving advice from its independent financial advisor, that a Potential Acquiror has submitted to the Company an Acquisition Proposal that is a Superior Proposal (as hereinafter defined), and (B) a majority of the Disinterested Directors of the Company Board determines in good faith, after considering advice from reputable outside legal counsel experienced in such matters that the failure to participate in such discussions or negotiations or to furnish such information or to approve or recommend such unsolicited Acquisition Proposal is inconsistent with the Company Board's fiduciary duties under applicable law. In the event that the Company shall receive any Acquisition Proposal, it shall promptly (and in no event later than 24 hours after receipt thereof) furnish to Parent the identity of the recipient of the Acquisition Proposal and of the Potential Acquiror, the terms of such Acquisition Proposal and copies of all non-public information requested by the Potential Acquiror not previously delivered to Parent, and shall further promptly inform Parent in writing as to the fact such information is to be provided after compliance with the terms of the preceding sentence. Nothing contained herein shall prevent the Company from complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal or making any disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after considering advice from reputable outside legal counsel experienced in such matters such disclosure is required by applicable law. Without limiting the foregoing, the Company understands and agrees that any violation of the restrictions set forth in this Section 5.6(b) by the Company or any of its Subsidiaries, or by any director or officer of the Company or any of its Subsidiaries or any financial advisor, attorney or other advisor or representative of the Company or any of its Subsidiaries, whether or not such person is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Section 5.6(b) sufficient to enable Parent to terminate this Agreement pursuant to Section 7.1(d)(i) hereof

         (c) For the purposes of this Agreement, "Acquisition Proposal" shall mean any proposal, whether in writing or otherwise, made by any person other than Parent and its Subsidiaries to acquire "beneficial ownership" (as defined under Rule 13(d) of the Exchange Act) of 20% or more of the assets of, or 20% or more of the outstanding capital stock of any of the Company or its Subsidiaries pursuant to a merger, consolidation, exchange of shares or other business combination, sale of shares of capital stock, sales of assets, tender offer or exchange offer or similar transaction involving the Company or its Subsidiaries.

         (d) The term "Superior Proposal" means any bona fide Acquisition Proposal to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of the Company Common Stock then outstanding or all or substantially all the assets of the Company, and otherwise on terms that a majority of the Disinterested Directors determines, in good faith, is reasonably likely to be more favorable to the Company and its stockholders than the Merger (after considering advice from the Company's independent financial advisor that the Acquisition Proposal is more favorable to the Company's stockholders, from a financial point of view, than the Merger).

         5.7. Access to Information. From the date of this Agreement until the Effective Time, and upon reasonable notice, the Company will give Parent and its authorized representatives (including counsel, other consultants, accountants and auditors) reasonable access during normal business hours to all facilities, personnel and operations and to all books and records of it and its Subsidiaries, will permit Parent to make such inspections as it may reasonably require, will cause its officers and those of its Subsidiaries to furnish Parent with such financial and operating data and other information with respect to its business and properties as Parent may from time to time reasonably request and confer with Parent to keep it reasonably informed with respect to operational and other business matters relating to the Company and its Subsidiaries and the status of satisfaction of conditions to the Closing. All information obtained by Parent pursuant to this Section 5.7 shall be kept confidential in accordance with the confidentiality provisions of the Letter of Intent dated June 19, 2000, between legal counsel for the Parent and the Company.

         5.8. Notification of Certain Matters. The Company or Parent, as the case may be, shall promptly notify the other of (a) its obtaining of Knowledge as to the matters set forth in clauses

(i), (ii) and (iii) below, or (b) the occurrence, or failure to occur, of any event, which occurrence or failure to occur would be likely to cause (i) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, (ii) any material failure of the Company or Parent, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (iii) the institution of any claim, suit, action or proceeding arising out of or related to the Merger or the transactions contemplated hereby; provided, however, that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

         5.9. Resignation of Officers and Directors. Except as otherwise provided in Section 5.18 hereof, at or prior to the Effective Time, the Company shall deliver to Parent the resignations of such officers and directors of the Company and its Subsidiaries (in each case, in their capacities as officers and directors, but not as employees if any of such persons are employees of the Company or any Subsidiary) as Parent shall specify, which resignations shall be effective at the Effective Time and shall contain an acknowledgment that the relevant individual has no outstanding claims for compensation for loss of office, redundancy, unfair dismissal or otherwise.

         5.10 Intentionally omitted

         5.11. Stockholder Litigation. The Company shall give Parent the reasonable opportunity to participate in the defense of any stockholder litigation against or in the name of the Company and/or its respective directors relating to the transactions contemplated by this Agreement.

         5.12. Intentionally omitted.

         5.13. Determination of Optionholders. At least ten business days before the Effective Time, the Company shall provide Parent with a true and complete list of (a) the holders of Company Options, (b) the number of shares of Company Common Stock subject to Company Options held by each such optionholder, (c) the exercise price of each option outstanding and (d) the address of each such optionholder as set forth in the books and records of the Company or any Subsidiary, which lists shall be true and correct based upon the Company's records, following upon which there shall be no additional grants of Company Options without Parent's prior consent.

         5.14. Preparation of Tax Returns. The Company shall file (or cause to be filed) at its own expense, on or prior to the due date thereof, all Returns required to be filed on or before the Closing Date. The Company shall provide Parent with a copy of appropriate workpapers, schedules, drafts and final copies of each foreign and domestic, federal, provincial and state income Tax return or election of the Company (including returns of all Employee Benefit Plans) at least ten days before filing such return or election and shall consult with Parent with respect thereto prior to such filing. Any Return filed after the date hereof but prior to the Effective Date shall first be approved by Parent, which approval shall not be unreasonably withheld.

         5.15. SEC Filings; Compliance. The Company shall cause the forms, reports, schedules, statements and other documents required to be filed with the SEC by the Company , between the date of this Agreement and the Effective Time (the "New SEC Reports") to be prepared in all material respects with all applicable requirements of the Securities Act and the Exchange Act, as the case may be, and such New SEC Reports will not at the time they are filed contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                                   ARTICLE VI

                              CONDITIONS TO CLOSING

         6.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver on or prior to the Effective Date of the following conditions:

         (a) Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the requisite vote of the stockholders of the Company under the MBCA and the Company's Charter Document and Governing Documents.

         (b) Governmental Action; No Injunction or Restraints. No action or proceeding shall be instituted by any Governmental Entity seeking to prevent consummation of the Merger, asserting the illegality of the Merger or this Agreement or seeking material damages directly arising out of the transactions contemplated hereby which continues to be outstanding. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition shall be in effect (i) imposing or seeking to impose material sanctions, damages, or liabilities directly arising out of the Merger on the Company or any of its officers or directors; or (ii) preventing the consummation of the Merger.

         (c) Governmental Consents. All necessary authorizations, consents, orders or approvals of, or declarations or filings with, or expiration or waiver of waiting periods imposed by, any Governmental Entity of any applicable jurisdiction required for the consummation of the transactions contemplated by this Agreement shall have been filed, expired or obtained, as to which the failure to obtain, make or occur would have the effect of making the Merger or this Agreement or any of the transactions contemplated hereby illegal or which, individually or in the aggregate, would have a Parent Material Adverse Effect (assuming the Merger had taken place).

         6.2. Conditions to Obligations of Parent. The obligation of Parent to effect the Merger is further subject to satisfaction or waiver of the following conditions:

         (a) Representations and Warranties. The representations and warranties of the Company set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein) does not have, and would not, individually or in the aggregate, reasonably be expected to have, a Company Material Adverse Effect.

         (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Date.

         (c) No Material Adverse Effect. Since the date of this Agreement, there has not been a Company Material Adverse Effect nor has there been any change, event or condition that, with the passage of time, would reasonably be expected to result in a Company Material Adverse Effect.

         (d) No Injunctions or Restraints. No judgment, order, decree, statute, law, ordinance, rule or regulation entered, enacted, promulgated, enforced or issued by any court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition shall be in effect (i) imposing or seeking to impose material limitations on the ability of Parent to acquire or hold or to exercise full rights of ownership of any securities of the Company; (ii) imposing or seeking to impose material limitations on the ability of Parent or its Affiliates to combine and operate the business and assets of the Company;
(iii) imposing or seeking to impose other material sanctions, damages, or liabilities directly arising out of the Merger on Parent or any of its officers or directors; or (iv) requiring or seeking to require divestiture by Parent of any significant portion of the business, assets or property of the Company or of Parent.

         (e) Delivery of Closing Documents. At or prior to the Effective Time, the Company shall have delivered to Parent all of the following: (i) a certificate of the Chief Executive Officer of the Company (in his capacity as such an officer), dated as of the Effective Date, stating that the conditions precedent set forth in Sections 6.2(a), (b) and (c) hereof have been satisfied;
(ii) a copy of (A) the Articles of Incorporation of the Company, dated as of a recent date, certified by the Secretary of State of the State of Minnesota and
(B) the Bylaws of the Company and the resolutions of the Company Board and stockholders authorizing the Merger and the other transactions contemplated by this Agreement, certified by the Secretary of the Company; and (iii) a list of
(A) all options that have been exercised after the date of this Agreement.

         (f) Director and Officer Resignations. Merger Sub shall have received the resignation of the directors and officers of the Company as are described in
Section 5.9 hereof.

         (g) Key Employee Agreements. The persons identified in Section 6.2(g) of the Company Disclosure Letter shall have entered into employment agreements with Parent, and such agreements shall be in full force and effect, and none of such employees shall have indicated any intention of not fulfilling his or her obligations thereunder.

         (h) Exercise of Appraisal Rights. The total shares of Company Common Stock held by stockholders of the Company who have indicated in accordance with the MBCA (and not withdrawn) their intent to elect to exercise their appraisal rights under the MBCA shall not exceed 10% of the shares of Company Common Stock outstanding as of the date of the

Company Stockholders Meeting. Parent shall have received a certificate of the Chief Executive Officer of the Company to that effect.

         (i) Approval of Company's Shareholders. At least 51% of the total shares of the Company Common Stock held by Stockholders of the Company have voted in favor of the transactions contemplated herein.

         (j) Renewal of Union Contract. The union contract to which the Company is currently subject shall have been renewed for a term of at least one (1) year upon terms and conditions acceptable to Parent, and written documentation of same shall have been delivered to Parent.

         6.3. Conditions to Obligations of the Company. The obligation of the Company to effect the Merger is further subject to satisfaction or waiver of the following conditions:

         (a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth herein shall be true and correct both when made and at and as of the Effective Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to materiality or material adverse effect set forth therein) does not have, and would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

         (b) Performance of Obligations of Parent. Parent shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Date.

         (c) Delivery of Closing Documents. At or prior to the Effective Time, the Parent shall have delivered to the Company a certificate of the President and the Chief Financial Officer of Parent (in their capacities as such officers), dated as of the Effective Date, stating that the conditions precedent set forth in Sections 6.3(a) and (b) hereof have been satisfied.

                                   ARTICLE VII

                                   TERMINATION

         7.1. Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger by the Company's stockholders:

         (a) by mutual written consent of the Company and Parent (on behalf of Parent and Merger Sub);

         (b) by either the Company or Parent (on behalf of Parent and Merger
Sub): (i) if the Merger shall not have been completed by January 2, 2001; provided, however, that the right to terminate this Agreement pursuant to this
Section 7.1(b)(i) shall not be available to any party whose failure to perform any of its obligations under this Agreement results in the failure of the Merger to be consummated by such time; (ii) if stockholder approval shall not have been obtained at the Company Stockholders Meeting duly convened therefor or at any adjournment or postponement thereof; (iii) if any restraint having any of the effects set forth in Section 6.1(b) or Section 6.2(d) hereof shall be in effect and shall have become final and nonappealable; or (iv) if the Company enters into a merger, acquisition or other agreement (including an agreement in principle) or understanding to effect a Superior Proposal or the Company Board or a committee thereof resolves to do so; provided, however, that the Company may not terminate this Agreement pursuant to this Section 7.1(b)(iv) unless (a) the Company has delivered to Parent and Merger Sub a written notice of the Company's intent to enter into such an agreement to effect such Acquisition Proposal, which notice shall include, without limitation, the material terms and conditions of the Acquisition Proposal and the identity of the Person making the Acquisition Proposal, (b) three business days have elapsed following delivery to Parent and Merger Sub of such written notice by the Company and (c) during such three-business-day period, the Company has fully cooperated with Parent and Merger Sub to allow Parent and Merger Sub within such three-business-day period to propose amendments to the terms of this Agreement to be at least as favorable as the Superior Proposal; provided, further, that the Company may not terminate this Agreement pursuant to this Section 7.1(b)(iv) unless, at the end of such three-business-day-period (and after due consideration by the Company Board of any proposed amendment to this Agreement that has been submitted by Parent during such three-day period), the Company Board continues reasonably to believe that the Acquisition Proposal constitutes a Superior Proposal;

         (c) by the Company, if Parent or Merger Sub shall have breached any of its representations and warranties contained in Article IV hereof which breach has or is reasonably likely to have a Parent Material Adverse Effect or Parent or Merger Sub shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, in each case, which breach or failure to perform has not been cured by Parent or Merger Sub within ten days following receipt of notice thereof from the Company; provided, however, that no cure period shall apply for a breach by Parent or Merger Sub of the obligations to close pursuant to Section 1.7 hereof or make cash available pursuant to Section 2.5(b) hereof; or

         (d) by Parent (on behalf of Parent and Merger Sub): (i) if the Company shall have breached any of its representations and warranties contained in
Article III hereof which breach has or is reasonably likely to have a Company Material Adverse Effect or the Company shall have breached or failed to perform in any material respect any of its covenants or other agreements contained in this Agreement, in each case (other than a breach of Section 5.6(b) hereof, as to which no cure period shall apply), which breach or failure to perform has not been cured by the Company within ten days following receipt of notice thereof from Parent; or ii) if (a) the Company Board or any committee thereof shall have withdrawn or modified in a manner adverse to Parent its approval or recommendation of the Merger or this Agreement, or approved or recommended an Acquisition Proposal (including a Superior Proposal), or (b) the Company Board or any committee thereof shall have resolved to take any of the foregoing actions.

         7.2. Effect of Termination. The termination of this Agreement pursuant to the terms of Section 7.1 hereof shall become effective upon delivery to the other party of written notice thereof. In the event of the termination of this Agreement pursuant to the foregoing provisions of this Article VII, there shall be no obligation or liability on the part of any party hereto (except as provided in Section 7.3 hereof) or its stockholders or directors or officers in respect thereof, except for agreements in Sections 5.5, 5.7, 7.2, 7.3 and 8.8, which survive the termination of this Agreement, and except for liability that Parent or Merger Sub or the Company might have to the other party or parties arising from the willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach results in a termination of this Agreement pursuant to Sections 7.1(c) or 7.1(d)(i), or otherwise due to the fraudulent or willful misconduct of such party.

         7.3. Fees and Expenses.

         (a) Except as provided in this Section 7.3, whether or not the Merger is consummated, the Company, on the one hand, and Parent and Merger Sub, on the other, shall bear their respective expenses incurred in connection with the Merger, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, provided, however, Parent and Merger Sub acknowledge that the Company will pay all amounts owing to said parties at closing and any unpaid amount will be disclosed to Parent and Merger Sub and shall thereafter be paid by Surviving Corporation.

         (b) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated (x) by the Company or Parent pursuant to Section 7.1(b)(ii) and if, after the date hereof and prior to the termination date, an Acquisition Proposal occurs, or (y) by Parent pursuant to Section 7.1(b)(iv), 7.1(d)(i) or 7.1(d)(ii) hereof, then, in each case, the Company shall (without prejudice to any other rights Parent may have against the Company for breach of this Agreement), reimburse Parent upon demand for all reasonable out-of-pocket fees and expenses not to exceed $25,000 incurred or paid by or on behalf of Parent or any Affiliate of Parent in connection with this Agreement, the Merger and transactions contemplated herein, including all fees and expenses of counsel, investment banking firms, accountants and consultants.

         (c) Notwithstanding any other provision in this Agreement to the contrary, if (x) this Agreement is terminated by the Company or Parent at a time when Parent is entitled to terminate this Agreement pursuant to Section 7.1(b)(ii) or 7.1(d)(i) (other than due to a breach of Section 5.6(b) hereof) and, concurrently with or within nine months after such a termination, the Company shall enter into an agreement, arrangement or binding understanding with respect to an Acquisition Proposal (which shall include, for this purpose, the commencement by a third party of a tender offer or exchange offer or similar transaction directly with the Company's stockholders) with a third party (collectively, a "Third Party Deal") or (y) this Agreement is terminated pursuant to Section 7.1(b)(iv), Section 7.1(d)(i) (only if such termination results from a breach of Section 5.6(b) hereof) or 7.1(d)(ii), then, in each case, the Company shall (in addition to any obligation under Section 7.3(b) hereof and as liquidated damages and not as a penalty or forfeiture) pay to Parent U.S.$200,000 (the "Termination Fee") in cash, such payment to be made promptly, but in no event later than the second business day following, in the case of clause (x), the later to occur of such termination and the entry into of such Third Party Deal, or, in the case of clause (y), such termination.

         (d) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by the Company pursuant to Section 7.1(c) hereof, then Parent shall (without prejudice to any other rights the Company may have against Parent for breach of this Agreement), reimburse the Company upon demand for all reasonable out-of-pocket fees and expenses not to exceed $25,000 incurred or paid by or on behalf of the Company or any Affiliate of the Company in connection with this Agreement, the Merger and the transactions contemplated herein, including all fees and expenses of counsel, investment banking firm, accountants and consultants.

         (e) The parties acknowledge that the agreements contained in Sections 7.3(b), (c) and (d) hereof are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Merger Sub on the one hand, and the Company on the other, would not enter into this Agreement. Accordingly, if the Company fails promptly to pay the amounts due pursuant to Sections 7.3(b) and/or (c) hereof, or if Parent fails promptly to pay the amounts due pursuant to Section 7.3(d) hereof, (i) the party failing to so pay shall pay interest on such amounts at the prime rate announced by Wells Fargo Minnesota N. A, Minneapolis office, in effect on the date the Termination Fee (or fees and expenses) were required to be paid, and (ii) if, in order to obtain such payment, a party commences a suit or takes other action which results in a judgment or other binding determination against the nonpaying party for the fees and expenses in Sections 7.3(b) or 7.3(d) hereof or the Termination Fee, the nonpaying party shall also pay to the party entitled to receive payment its reasonable costs and expenses (including reasonable attorneys' fees) incurred in connection with such suit, together with interest payable under the preceding clause (i).

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1. Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 8.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

         8.2. Waiver. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing duly authorized by and signed on behalf of such party.

         8.3. Notices.

         (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person, by facsimile (with receipt electronically acknowledged) or by overnight air courier guaranteeing next day delivery, to such other party's address.


         If to Parent:              Dynamic Homes, LLC
                                    230 West Superior St., Ste. 811
                                    Duluth, Minnesota 55802
                                    Attn: Robert C. Pearson and
                                    John N. Nys

         with a copy to:            Johnson, Killen & Seiler, P.A.
                                    Attn:   Robert C. Pearson, Esq. and
                                    John N. Nys, Esq.
                                    230 West Superior St., Ste. 811
                                    Duluth, Minnesota 55802

         If to the Company:         Dynamic Homes, Inc.
                                    Attn: Scott Lindemann
                                    P.O. Box 1137
                                    525 Roosevelt Avenue
                                    Detroit Lakes, Minnesota 55502

         with copies to:

         and to:                    Lommen, Nelson, Cole & Stageberg, P.A.
                                    Attn:   Roger V. Stageberg, Esq.
                                    Sherri D. Ulland, Esq.
                                    80 S. Eighth Street, Suite 1800
                                    Minneapolis, Minnesota 55402

         (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; when sent, if sent by facsimile and receipt is electronically confirmed; and one business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

         8.4. Counterparts. This Agreement may be executed via facsimile in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5. Interpretation. The language used in this Agreement and the other agreements contemplated hereby shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. As used in this Agreement, "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity; "Knowledge" means the actual knowledge of a director or any executive officer of the applicable party or any of its Subsidiaries, and with respect to the Company as such knowledge has been obtained by such person in the normal conduct of the business; and all amounts shall be deemed to be stated in U.S. dollars, unless specifically referenced otherwise.

         8.6. Amendment. This Agreement may be amended by the parties at any time before or after any required approval of matters presented in connection with the Merger by the stockholders of the Company; provided, however, that after any such approval, there shall not be made any amendment that by law requires further approval by such stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         8.7. No Third Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity which is not a party or permitted assignee of a party to this Agreement.

         8.8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

         8.9. Entire Agreement. This Agreement (together with the Exhibits and the Company Disclosure Letter, and the other documents delivered pursuant hereto or contemplated hereby) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, in each case other than the Confidentiality Agreement.

         8.10. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                                    * * * * *

                 [BALANCE OF THIS PAGE LEFT BLANK INTENTIONALLY]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by their duly authorized officers all as of the day and year first above written.


PARENT
Dynamic Homes, LLC                                   Date: September 25, 2000

By: /s/ illegible signature
   ------------------------------------
     Its Chief Manager

MERGER SUB
Dynamic Acquisitions, Inc.                           Date: September 25, 2000

By: /s/ illegible signature
   ------------------------------------
     Its President


COMPANY
Dynamic Homes, Inc.                                  Date: September 25, 2000

By: /s/ illegible signature
   ------------------------------------
     Its Chief Executive Officer

                                    EXHIBIT A

                   ARTICLES AND PLAN OF MERGER BY AND BETWEEN
                           DYNAMIC ACQUISITIONS, INC.
                                       AND
                               DYNAMIC HOMES, INC.



         The directors of Dynamic Acquisitions, Inc., a Minnesota corporation ("DAI"), and Dynamic Homes, Inc., a Minnesota corporation ("DHI"), having each resolved by a majority vote of the members of each of the respective boards of those corporations to approve these Articles and Plan of Merger pursuant to Minnesota Statutes, Section 302A.613, Subdivision 1, and notice having been duly given to the shareholders of each constituent corporation, and a majority of the voting power of all shares entitled to vote having voted, pursuant to Minnesota Statutes, Section 302A.613, subdivision 2, to approve these Articles and Plan of Merger, do hereby file these Articles and Plan of Merger.

         On the effective date of this merger, DAI shall merge into DHI. Each share of DAI shall be canceled and DHI shall be the surviving corporation.

         The terms and conditions on which this merger shall occur are contained in that certain Agreement and Plan of Merger by and among Dynamic Homes, LLC, a Minnesota limited liability company ("DHLLC"), DAI and DHI dated September 25, 2000, which is incorporated herein by reference.

         These Articles and Plan of Merger are effective on filing with the Minnesota Secretary of State on _________________, 2000.


                               Dynamic Acquisitions, Inc.


                               By
                                 -----------------------------------------------
                                   Its President

                               Dated:                                 , 2000
                                      --------------------------------

                               Dynamic Homes, Inc.


                               By
                                 -----------------------------------------------
                                   Its President

                               Dated:                                 , 2000
                                      --------------------------------

STATE OF MINNESOTA                  )
                                    )ss.
COUNTY OF ST. LOUIS                 )

         On this __ day of _______________, 2000, before me,
___________________________, a notary public, personally appeared
_____________________________________, known to me to be the President of
Dynamic Acquisitions, Inc.

         In Witness Whereof, I have hereunto set my hand and affixed by official seal the day and year in this certificate first above written.


                                                       _________________________
                                                       Notary Public

STATE OF MINNESOTA                  )
                                    )ss.
COUNTY OF ST. LOUIS                 )

         On this __ day of _______________, 2000, before me,
___________________________, a notary public, personally appeared
_____________________________________, known to me to be the President of
Dynamic Homes, Inc.

         In Witness Whereof, I have hereunto set my hand and affixed by official seal the day and year in this certificate first above written.



                                                       _________________________
                                                       Notary Public

                                   APPENDIX B

                       MINNESOTA BUSINESS CORPORATION ACT

302A.471 RIGHTS OF DISSENTING STOCKHOLDERS

         Subdivision 1. Actions creating rights. A stockholder of a corporation may dissent from, and obtain payment for the fair value of the stockholder's shares in the event of, any of the following corporate actions:

         (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting stockholder in that it:

                  (1) alters or abolishes a preferential right of the shares;

                  (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

                  (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

                  (4) excludes or limits the right of a stockholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

         (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without stockholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the stockholders in accordance with their respective interests within one year after the date of disposition;

         (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3;

         (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the stockholder are entitled to be voted on the plan; or

         (e) Any other corporate action taken pursuant to a stockholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting stockholders may obtain payment for their shares.

         Subd.2. Beneficial owners. (a) A stockholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the stockholder, unless the stockholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the stockholder and discloses the name and address of each beneficial owner on whose behalf the stockholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the stockholder has dissented and the other shares were registered in the names of different stockholders.

         (b) The beneficial owner of shares who is not the stockholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting stockholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the stockholder.

         Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a stockholder of the surviving corporation in a merger, if the shares of the stockholder are not entitled to be voted on the merger.

              (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of stockholders entitled to receive notice of and to vote on an action described in subdivision 1, only stockholders as of the date fixed, and beneficial owners as of the date fixed who hold through stockholders, as provided in subdivision 2, may exercise dissenters' rights.

         Subd. 4. Other rights. The stockholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining stockholder or the corporation.


302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

         Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

         (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

         (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

         (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

         Subd. 2. Notice of action. If a corporation calls a stockholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each stockholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

         Subd. 3. Notice of dissent. If the proposed action must be approved by the stockholders, a stockholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the stockholder and must not vote the shares in favor of the proposed action.

         Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the stockholders, the corporation shall send to all stockholders who have complied with subdivision 3 and to all stockholders entitled to dissent if no stockholder vote was required, a notice that contains:

                  (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

                  (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

                  (3) A form to be used to certify the date on which the stockholder, or the beneficial owner on whose behalf the stockholder dissents, acquired the shares or an interest in them and to demand payment; and

                  (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

         (b) In order to receive the fair value of the shares, a dissenting stockholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a stockholder until the proposed action takes effect.

         Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting stockholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

                  (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

                  (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

                  (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

         (b) The corporation may withhold the remittance described in paragraph
(a) from a person who was not a stockholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept the amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

         (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

         Subd. 6. Supplemental payment; demand. If a dissenter believes that the mount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

         Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the stockholder or stockholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all stockholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

         Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

         (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

         (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                   APPENDIX C



                                    FORM 10-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Attention: Filing Desk
                                    STOP 1-4
                               450 Fifth Street NW
                            Washington, DC 20549-1004
                Annual Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

For the fiscal year ended December 25, 1999
Commission file number 0-8585

                               Dynamic Homes, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Minnesota                                 41-0960127
---------------------------------------  ---------------------------------------
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)

525 Roosevelt Avenue, Detroit Lakes, MN               56501
---------------------------------------  ---------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number including area code - (218) - 847-2611

Securities registered pursuant to Section 12(g) of the act:

                                                Name of Exchange on
         Title of Each Class                    Which Registered
         -------------------                    ----------------

         Common Stock, $.10 par value           NASDAQ Small Cap Market
         ----------------------------           -----------------------

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.

                           YES __X__     NO _____

         As of March 14, 2000, 2,240,850 common shares were outstanding, and the aggregate market value of the common shares (based upon the sales price information of these shares as compiled by the NASDAQ market) of Dynamic Homes, Inc., held by non-affiliates was approximately $2,333,000. On January 7, 1995 the Company implemented a six-month plan to repurchase up to 100,000 shares of its outstanding common stock. As of March 14, 2000, a total of 43,080 have been repurchased. During 1996, the Company approved a new stock option plan and granted 240,000 options to various officers, directors and employees. The treasury stock and 205,000 available but unexercised options are excluded from the common shares outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE
                              (See following page)

                  Total number pages, including cover page - 44

                                    Form 10-K

                               Dynamic Homes, Inc.

                                Table of Contents


                                                                       Page No.
Part I                                                                 --------
            Item 1       Business                                         3
            Item 2       Properties                                       8
            Item 3       Legal Proceedings                                9
            Item 4       Submission of Matters to a Vote of
                         Security Holders                                 9

Part II
            Item 5       Market for the Registrants' Common
                         Stock and Related Stockholder Matters            10
            Item 6       Selected Financial Data                          10
            Item 7       Management's Discussion and Analysis of
                         Results of Operations and Financial Condition    11
            Item 8       Financial Statements and Supplementary Data      17

Part III
            Item 9       Changes in and Disagreements with Accountants
                         on Accounting and Financial Disclosure           35
            Item 10      Directors and Executive Officers of the
                         Registrant                                       35
            Item 11      Executive Compensation                           35
            Item 12      Security Ownership of Certain Beneficial
                         Owners and Management                            35
            Item 13      Certain Relationships and Related
                         Transactions                                     36

Part IV
            Item 14      Exhibits, Financial Statement Schedules and
                         Reports on Form 8-K                              37-38

                       Documents Incorporated by Reference

                                     PART I

ITEM 1. BUSINESS

GENERAL

            Dynamic Homes, Inc. (a Minnesota Corporation) was founded in 1970 and is headquartered in Detroit Lakes, Minnesota. Dynamic Homes, Inc. (hereinafter together with its subsidiaries, unless the context requires otherwise, referred to as the "Company") manufactures and markets modular, preconstructed single-family and multi-family homes and light commercial buildings in the upper Midwest region of the United States. Auxiliary products include garages, wood basements and retail sales. During 1995, the Company purchased all the stock of Shagawa Resort, Inc., a hotel/resort located in Ely, Minnesota. In conjunction with the stock purchase, the Company also entered into a management agreement for the operation of the hotel/resort which commenced operations in May 1996. During March 1997, the management agreement was terminated and the Company assumed both ownership and operational activities for the facility.

PRODUCTS

            The Company's principal product at its manufacturing facility is single-family modular homes. Single-family homes currently produced by the Company are offered in a number of standard designs with various options and floor plan variations. Even though the Company has standardized plans, the majority of single-family homes are customized to individual preferences. Approximately 90-95 percent of single-family units sold are custom built.

            Standard models include split entry, rambler, split level, one and two story homes ranging in size from approximately 864 square feet to approximately 2,268 square feet of living space. Standard features include 2x6 inch (R-19 insulated) exterior walls, R-44 roof insulation, eight foot ceiling height, sheetrocked, taped and textured, primed interior walls, cabinets, finished interior doors and trim, plumbing fixtures, 200 amp electrical service with all upper level wiring completed, shelving and windows. In addition, the customers may also choose from available options such as floor coverings, siding, lighting, roof pitches, vaulted ceilings, dormers and appliances.

            As well as its principal single-family modular homes, the Company produces and markets modular multi-family units ranging in size from approximately 600 square feet to 1,700 square feet per living unit. During 1999, the Company's multi-family sales accounted for approximately 6 percent of unit revenues. During 1998 and 1997, the Company's multi-family segment accounted for approximately 8 percent and 4 percent of revenues, respectively.

            The Company also produces light commercial products including small offices, motels and other buildings requiring special design. Commercial sales activity accounted for 2 percent of unit revenues during 1999 and less than 1 percent of 1997 and 1998 unit revenues.

            The Company also produces and markets panelized garages and wood foundations to complement its modular homes. During 1999, these auxiliary products accounted for approximately 4 percent of total unit revenues, as compared to 4 percent for 1998 and 3 percent for 1997. In addition, the Company provides its customers with the opportunity to purchase materials at retail. Revenues associated with retail sales approximate 3 to 4 percent annually.

            The Company manufactures its products in modular form on an assembly line basis. Each module is constructed of wood frame and sheathing into which complete wiring and plumbing are installed. The module is insulated with fiberglass and blown cellulose insulation and finished with interior sheetrock, wall covering, windows and shingled roof. Electrical fixtures, kitchen cabinets, interior doors and trim and appliances are installed during the final phases of the assembly process.

            The modules are transported to the building site and set by the Company's employees and equipment upon foundations prepared by factory-authorized builder/dealers and/or contractors. In some cases, distance, site conditions, and module configurations may require the leasing of equipment to assist in the setting process.

            Shagawa Resort, Inc. d.b.a.: Holiday Sunspree Resort is associated with the hospitality industry. The resort/motel consists of 61 units on approximately 12.2 acres of land located in Ely, Minnesota and adjacent to Shagawa Lake. The facility offers its services to the general public but specializes as a leisure/vacation destination. The facility offers a wide range of amenities and services such as restaurants, lounge, meeting rooms, easy access to local attractions and a diversity of winter and summer recreational activities.

MARKETING

            The Company markets its products within the states of Iowa, Minnesota, Nebraska, North Dakota, South Dakota and Wisconsin principally through a network of approximately 53 independent factory authorized builder/dealers.

            The builder/dealers operate in nonexclusive territories and purchase the Company's products based on dealer price lists for a nominal down payment with the balance due within 5 working days after setting upon the foundation.

            The builder/dealers sell to the ultimate purchaser and may, in addition, contract with the purchaser for site preparation including foundation work and for finishing work which must be performed after delivery and erection of the Company's products. These additional functions are performed independently of the builder/dealers' relationship with the Company.

            The Company has no suggested retail prices for its products to the ultimate consumer. The builder/dealer realizes as profit the difference between what is paid the Company, other suppliers and contractors and the payment(s) received from the purchaser. During 1999, the Company derived approximately 10 percent of its revenues from one customer. During 1998, the Company derived approximately 15 percent of its revenues from one customer and in 1997, the Company realized approximately 12 percent of its revenues from one customer. Sales to customers accounting for more than 10 percent of revenues usually are of a non-repetitive nature. As a result, the Company does not expect to be dependent upon the same customers on a year-to-year basis for a significant portion of future revenues.

            In addition to the builder/dealer network, the Company may also market its products through contractors or developers. Developers operate in nonexclusive territories and purchase products based on contractual arrangements. These contractual arrangements may vary from a single-phase project to a multi-phased project built and delivered over an extended time interval.

            Shagawa Resort, Inc. markets its services through various recreational/vacation related shows and publications primarily targeting the population centers of Minnesota, Wisconsin and Iowa. In addition, the facility is a member of the Holiday Inns - Holidex Reservation System that administers a computerized reservation network service.

COMPETITION

            There is substantial competition within the Company's market area. The Company competes in the housing market with other modular and panelized manufacturers, tract home developers, mobile home manufacturers and traditional on-site builders of single and multi-family/commercial units.

            The Company has several direct competitors marketing modular and panelized units within its market area. Some of these competitors have substantially greater assets and gross annual sales than the Company.

            Transportation costs significantly increase the cost of housing units sold by the Company beyond a four hundred-mile radius from its manufacturing facility. General pricing in the housing market throughout the United States is sufficiently competitive to somewhat limit the Company's ability to compete in some areas outside this radius. While this may provide the Company with some competitive advantage within its immediate market area, it makes competition outside its market more difficult. The majority of the Company's sales are concentrated within a two hundred fifty-mile radius of its manufacturing facility.

            The Company competes principally on the basis of quality and design of product, material, craftsmanship, delivery and service.

            Shagawa Resort, Inc. has several competitors within its immediate market location. The hotel/resort facility competes principally on the basis of service, amenities and location.

MATERIALS

            The principal materials used by the Company in the manufacture of its products are processed lumber, finished cabinets, floor coverings, windows and doors, sheetrock, insulation and shingles. Currently, the Company is not experiencing any difficulty in obtaining adequate supplies of raw materials from current suppliers and does not anticipate any immediate difficulty in obtaining adequate supplies. During 1999 and 1997 prices for wood building products experienced some volatility with average price levels slightly higher than anticipated. However, during 1998 prices for wood building products remained relatively stable. The Company monitors its material costs on an on-going basis and during periods of escalating material costs may impose a temporary surcharge to prevent the erosion of its profit margin. The Company may periodically adjust the surcharge level to correlate with the on-going fluctuations in material costs. While no surcharges were implemented during 1998 or 1997, the volatility of material costs in 1999 required the company to impose surcharges three times during the year. Future strong demand for wood and related building products may not only again support higher price levels but could also decrease availability through longer lead times and product allocations.

            Major raw components are available to the Company from several vendors, and the Company is not dependent upon any one of these vendors for a continuous source of supply.

PATENTS AND TRADEMARKS

            The Company's manufacturing facility neither owns nor is a licensee of any patents, trademarks, licenses, franchises or concessions that are material to its business. Shagawa Resort, Inc. operates under a franchise agreement with Bass Hotels & Resorts and markets under the Holiday Inn Sunspree Resort designation.

RESEARCH AND DEVELOPMENT

            The Company has not incurred any research and development cost as defined by generally accepted accounting principles.

GOVERNMENT REGULATIONS

            Throughout the Company's market area, various state laws or local ordinances regulate materials, equipment and design used in the construction of housing units. The Company is unaware of any law or ordinance that precludes the sale and erection of its homes within any governmental unit in its market area and the Company believes its homes comply with the requirements of such laws and ordinances. Highway regulations limit the Company's ability to transport and deliver homes during the annual spring thaw.

            No significant amount of any material is discharged by the Company into the environment and applicable laws and regulations relating to environmental protection do not require any capital expenditures by the Company for environmental control facilities at either its manufacturing or hotel/resort facility.


SEASONAL ASPECT & CURRENT ECONOMIC CONDITIONS

            Due to seasonal fluctuations in the housing market, the Company experiences fluctuations in orders. Orders tend to begin increasing during the month of March, peak during the months of April through June, gradually diminish through the early summer, rise again in late summer and fall and diminish again in the winter months. In order to supplement the traditional periods of decreased order activity, the Company offers several single-family model and winter promotional programs and pursues multi-family/commercial projects utilizing winter promotions and discounts.

            The Company experiences seasonal increases in inventory of finished units in the spring of each year for a period of approximately six to eight weeks. Local regulations and road conditions restrict usage of roadways during this season for the delivery of homes and the passage of heavy equipment necessary for the erection of the Company's units. During the last three years, because of seasonal fluctuations in orders, the Company determined that it was advantageous to build some homes for inventory during the winter and early spring months. This process reduced idle plant capacity overhead and also provides builder/dealers with immediate product availability. The Company produced 26 units for inventory in 1999, 28 units in 1998 and 31 units in 1997. At the end of the year in 1999, the Company had 12 units in ending inventory compared with 6 units at the end of both 1998 and 1997. Because of the number of units in inventory at the end of 1999, and because of the strength of winter program orders, the Company has limited its production of inventory units during 2000. The Company continues to rotate model/display units on its premises that are used to illustrate construction and design capabilities for potential customers. As of December 25, 1999, the Company had two model/display units. The Company's intent is to have two model/display units available and replace them as needed.

            Historically, the Company's sales volume has been affected by the difficulty encountered by consumers obtaining mortgage funds and by fluctuating mortgage interest rates. The Company remains alert to the potential impact of rising home mortgage rates on home construction if the Federal Reserve Board continues to raise short-term interest rates to combat inflationary pressures. Uncertainty in the energy and mining industries and a general weakness in the agricultural economy also affect the Company's sales volume as these market segments have made strong contributions to the sales base in past years. To combat these potential economic conditions, the Company continues to diversify and modify the product line to meet the changing needs of both the rural and urban market. The diversity of product availability, structural design and flexibility, an upgraded builder/dealer network and continued emphasis on multi-family/commercial sales should contribute to the 2000 revenue base. However, any additional upward trends in mortgage rates and consumer uncertainty over the course of the economy and national budgeting policy may place limitations on potential consumers' willingness to commit to new home purchases that would adversely affect the revenue base.

            In 1999, 100 percent of all production was completed at its only plant, located in Detroit Lakes, Minnesota. During 1999, the Company operated at approximately 67% of its practical single-shift production capacity, as compared with 73% for 1998 and 62% in 1997. Historically, the Company tends to realize a significant portion of new orders during the spring and early summer months, lengthening the production cycle and contributing to lost and delayed unit orders. In order to alleviate this condition, the Company completed two plant expansion projects, the last project being completed in June 1997. Annual single-shift plant capacity is now estimated at 450,000 square feet.

            Shagawa Resort, Inc. is affected by the seasonal nature of the tourist industry and to a lesser degree by location. Revenues usually increase beginning mid-May and continue through the Labor Day weekend when the tourist season begins to decline. The unusually mild weather and less than ideal snow conditions during the 1997 - 99 winter seasons, adversely impacted the resort's performance by curtailing many of the winter sports activities that would normally bring visitors to Northern Minnesota.

EMPLOYEES

            At December 25, 1999, the number of full-time employees at the Detroit Lakes facility totaled 88 as compared with 95 for the year ending December 26, 1998. Of these, 5 were in management positions, 9 in supervisory positions, 54 in manufacturing, 9 in transportation and erection, 2 in sales and 9 in drafting and clerical positions. The Company's manufacturing, transportation and installation employees located in Detroit Lakes, Minnesota, are represented by a labor union. The present labor union contract for Detroit Lakes union employees became effective on March 1, 1998, and expires on February 28, 2001. The three-year contract provides for modest annual wage adjustments and increases in the benefit package.

            Shagawa Resort, Inc. has a full-time staff of 29 employees. The classification of employees consists of 5 management positions, 5 supervisory employees, 7 clerical and front-desk positions and 12 service employees. In addition, the hotel/resort facility may employ upwards to 12 seasonal employees during the summer tourist season.

ITEM 2. PROPERTIES

(A) DETROIT LAKES, MINNESOTA

            The Company's general business office and main manufacturing facility is located at 525 Roosevelt Avenue, Detroit Lakes, Minnesota. This facility consists of eight buildings comprising approximately 119,900 square feet utilized as follows: production 72,300, warehouse storage and shop 39,900 and offices 7,700. In 1994, the Company expanded the manufacturing facility by 15,000 square feet that increased additional available plant capacity by approximately 20 - 25%. During the latter stages of 1996, the Company commenced with an additional 17,000 square foot plant expansion project which was completed in June, 1997, and increased available single-shift plant capacity by approximately15 percent. The restructuring and addition of long-term debt funded the plant expansion. The buildings are situated upon a 27-acre tract of land that was leased from the City of Detroit Lakes, Minnesota. The lease was coterminous with industrial revenue bonds issued in April 1973, by the City of Detroit Lakes in principal amount of $435,000. The Company was given the option of purchasing this property at any time by paying to the city and the trustee an amount that is sufficient to discharge the then outstanding bonds. The Company exercised its option to retire all outstanding Industrial Development Revenue Bonds on April 1, 1997, obtaining title to said property which was used to provide collateral for the restructured long-term debt in support of the plant expansion project. This plant facility currently has the annual single-shift capacity to produce approximately 450,000 square feet of product. Land not occupied by buildings is used for storing raw and finished materials.

(B) SHAGAWA RESORT, INC. - ELY, MINNESOTA

            On September 7, 1995, the Company purchased all of the outstanding shares of Shagawa Resort, Inc., which was the sole owner of a Holiday Inn Sunspree Motel which was under construction and located at 400 North Pioneer Road in Ely, Minnesota. The motel consists of approximately 54,000 square feet of buildings consisting of 61 units and includes lounge, dining, recreational and meeting facilities on approximately 12.2 acres of land. The purchase price consisted of cash and a construction mortgage assumption to Norwest Bank Minnesota for the financing of the construction costs associated with completing the Shagawa Resort, Inc. hotel/resort facility. The hotel/resort remained under construction until May 1, 1996, when the hotel/resort commenced with normal business operations. During August 1996, the construction mortgage was finalized and converted to a long-term mortgage loan that is secured by the assets of Shagawa Resort, Inc. and a partial guarantee of the Small Business Administration. Monthly installments of principal and interest approximate $16,000 with a blended interest rate of approximately 8 percent (Note 6).

            In conjunction with the purchase of Shagawa Resort, Inc., the Company simultaneously entered into a Management Agreement with a managing agent to operate and manage the hotel/resort. On March 17, 1997, the Company and the managing agent collectively reached an Asset Purchase Agreement whereby the Company purchased substantially all assets of the Business. Consequently, effective March 17, 1997, the Company has assumed the management obligations and rights associated with the Shagawa Resort, Inc. facility.

            On March 20, 2000, the Company announced that it has signed a purchase agreement for the sale of the assets of Shagawa Resort, Inc. The purchase agreement calls for a purchase price of $2,300,000 plus the assumption of various obligations of the resort. The sale is expected to close by May 1, 2000, subject to certain contingencies.

ITEM 3. LEGAL PROCEEDINGS

There are no known legal proceedings pending by or against the Company that may have a material effect on the financial position of the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of security holders during the fourth quarter of the fiscal year being reported on.




                   (Balance of page left intentionally blank)

                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED STOCKHOLDER MATTERS

            The following table sets forth the high and low sales prices of the Company's stock for the eight quarters of 1999 and 1998. As of March 13, 1995, the Company's common stock began trading on the NASDAQ Small-Cap Market tier of the NASDAQ Stock Market under the symbol DYHM.

                           1999                                    1998
--------------------------------------------------------------------------------
Quarter              High         Low                        High        Low
-------              ----         ---                        ----        ---
  First            $ 1 7/8      $ 1 3/8                    $ 2 7/16    $ 1 3/4
  Second             1 11/16      1 1/4                      2 1/16      1 3/4
  Third              1 11/16      1 5/16                     2 1/4       1 9/16
  Fourth             1 5/8        1 1/16                     1 7/8       1 7/16
--------------------------------------------------------------------------------

            As of March 14, 2000, there were approximately 377 shareholders of record of common stock, the Company's only outstanding class of stock. The Company does not pay cash dividends and future dividends would be paid at the discretion of the Board of Directors and the Company's lenders.

ITEM 6. SELECTED FINANCIAL DATA

                                Dec 25,        Dec 26,       Dec. 27,       Dec. 28,       Dec. 30,
YEARS ENDED                        1999           1998           1997           1996           1995
---------------------------------------------------------------------------------------------------
Net sales                   $15,209,600    $13,905,300    $12,859,000    $12,172,200    $10,849,000
Gross profit                  3,311,300      3,250,700      2,854,500      2,965,300      2,351,500
Operating expenses            2,568,200      2,344,000      2,140,000      1,365,000      1,041,100
Operating income                743,100        906,700        714,500      1,600,300      1,310,400
Net income (See page 14)        347,900        374,300        329,100        908,100        809,100
Basic net income per
  common share              $       .16    $       .17    $       .15    $       .41    $       .37
Diluted net income per
  common share              $       .16    $       .17    $       .15    $       .41    $       .37

AT YEAR END
---------------------------------------------------------------------------------------------------
Working capital              $3,344,700     $3,035,400     $2,630,200     $1,895,800     $1,746,700
Total assets                  9,784,000      9,425,200      8,881,500      7,619,900      5,833,200
Long-term debt, Net           2,752,300      2,852,500      2,951,400      2,077,400      1,066,300
Stockholders' equity          5,454,400      5,106,500      4,732,200      4,403,100      3,479,300
Weighted average number
  common shares outstanding   2,241,000      2,241,000      2,241,000      2,223,000      2,209,000

STATISTICAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------
Single-family unit sales            224            206            201            219            192
Average square feet per
  single-family unit              1,310          1,332          1,330          1,277          1,225
Total sq. feet of production    302,381        331,882        279,878        315,182        308,400


ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                              RESULTS OF OPERATIONS

NET SALES

            The Company's revenue and operating results encompass both the manufacturing sector (Dynamic Homes, Inc.) and the hospitality sector (Shagawa Resort, Inc.).

            The Company realized revenues of $13,158,900 from the manufacturing sector for 1999, an increase of $1,189,900 or 10 percent from the $11,969,000 reported for 1998. Revenues for the 1997 period were $11,236,600. Sales of single-family homes increased by $979,500 from $9,924,800 during 1998 to $10,904,300 for the current year. Sales of single-family homes during 1997 totaled $9,681,600. The Company sold 224 single-family units during 1999, 206 units during 1998 and 201 units during 1997. Housing units associated with Native American Communities approached 6 percent of total revenue for both 1999 and 1997. During 1998, Native American projects accounted for 12 percent of the revenue base. Currently, Dynamic Homes has one contract with a Native American Community consisting of an assisted living complex.

            Sales of multi-family/commercial projects totaled $1,109,000 for 1999, up $119,700 from the 1998 total of $989,300 Multi-family/commercial projects for 1997 were $617,300. The Company sold 21 multi-family/commercial units in 1999, 27 units during 1998 and 18 units in l997. New construction sales through the Company's builder/dealer network increased nearly 14% in 1999 while single and multi-family/commercial projects associated with non-dealers (developers) declined. As of March 10, 2000, the Company has two multi-family/commercial projects under contract consisting of an assisted living complex and a small resort addition.

            Transportation and other (retail) sales totaled $1,145,600 for 1999 compared with $1,054,900 for 1998 and $937,700 for 1997. Transportation revenue increased each year as did the number of units set. Other or retail sales also improved over the last three years from $369,300 in 1997 to $409,900 in 1998 and $442,400 for 1999.

            The Company's order backlog consisting of completed units awaiting delivery, current production and orders scheduled for future production totaled $1,645,000 at the end of 1999 compared with $2,737,000 for 1998. As of March 1, 2000, the Company's backlog increased to $5,307,000 versus $4,964,000 at March 1, 1999. Approximately 38 percent of the 12/26/98 backlog and 20 percent of the March 1, 1999, backlog resulted from the failure of a developer to take delivery of completed units. However, as of 1999 year-end, only one unit remains as unsold. The order backlog totals for each March 1 period reflect the responses associated with the completion of winter promotional programs. The recently completed winter promotion resulted in a 27% increase in new single-family orders over the 1998 period. Production activities for the new orders should benefit the Company through better utilization of available plant capacity and improved manufacturing overhead absorption . As these units are delivered and set, promotional related discounts will however, reduce the gross margin percent. During the slower winter months, the Company traditionally constructs inventory units that are available to the builder/dealer network for immediate purchase. The Company constructed 3 inventory units during the first two months of 2000 and 10 units during the same period of 1999. As of March 1, 2000, the Company's finished goods inventory consisted of 41 units including 14 unsold inventory units. As of March 1, 1999, the Company's finished goods inventory consisted of 55 units including 16 unsold inventory units. In addition, a significant portion of the March 1, 1999, finished goods inventory related to a single customer who delayed the delivery and setting of ordered and completed units. The Company is again beginning to encounter seasonal road restrictions that affect the Company's ability to deliver and set units during the first two quarters of each year.

            On March 17, 1997, the Company through an asset purchase agreement, assumed the management rights and obligations associated with the daily operations of a hotel/resort facility d.b.a.: Holiday Inn Sunspree Resort, located in Ely, Minnesota. Revenues associated with the hotel/resort facility totaled $2,050,700 for 1999 versus $1,936,300 for 1998 and $1,622,400 for the period March 17, 1997, through December 31, 1997. The increased revenue realized during 1999 is associated with increases in both room and occupancy rates. Due to the location and seasonal nature of the resort business, sales are traditionally soft during the winter and early spring months but strengthen considerably during the summer tourist season. During the past three years of operation, mild weather conditions and the absence of sufficient snow cover discouraged some of the winter recreational guests from using the facility.

GROSS PROFIT

            Gross profit from the Company's manufacturing sector totaled $2,389,000 in 1999 as compared with $2,412,500 for 1998 and $2,183,900 for 1997.
As a percentage of net sales, the gross profit percent decreased by 2.0% from 20.2% during 1998 to 18.2% for 1999. Gross profit percent for 1997 was 19.4%. The 1999 gross profit percentage was adversely affected by the 1998 year-end carry-over of inventory units and the failure of a developer to accept delivery of completed units. The carryover units have been successfully marketed through the builder/dealer network utilizing discount pricing. However, the availability of these units resulted in a reduced level of single-family production during 1999 which resulted in an increased level of idle plant capacity and unfavorable manufacturing variances. In addition, the Company also encountered escalating material costs on several essential building components. Consequently, the Company implemented a series of temporary surcharges to avoid additional erosion of the gross margin percentage.

            Shagawa Resort, Inc. recorded a gross profit of $922,300 or 45.0% for the period ended December 31, 1999. During 1998 and 1997, the resort recorded gross profits of $838,200 or 43.3% and $670,600 or 41.3%, respectively. The increase to the gross margin percent reflects the improved occupancy rate and an increase in the average daily room rate.

OPERATING EXPENSE

            Marketing and administrative operating expenses associated with the manufacturing facility increased from 12.2 percent of net sales for 1998 to 12.5 percent during 1999. Similar expenses in 1997 were 11.9 percent of net sales. Marketing expenses for 1999 were 4.7 percent of net sales compared with 4.5 percent for 1998 and 4.1 percent for 1997. The 1999 increase in marketing expenses reflects a higher level of earned incentives by several high volume customers. Administration expenses remained constant over the three-year period. Administration expenses were 7.8% of net sales for 1999 and 1997 and 7.7% for 1998.

            Shagawa Resort, Inc. incurred 1999 operating expenses of $923,600. Operating expenses for 1998 were $885,700 and $799,100 for the shorter 1997 period. As a percent of net sales, operating expenses have decreased each year from 49.3% for 1997, 45.7% for 1998 and 45.0% during 1999.

OPERATING INCOME (LOSS)

            The manufacturing facility realized 1999 income from operations of $744,300 or 5.7 percent of net sales. Income from operations in 1998 totaled $954,200 or 8.0 percent of net sales. During 1997, the Company realized income from operations of $843,000 or 7.5 percent of net sales. Even though the manufacturing facility improved the revenue base during 1999, unfavorable variances associated with a lower level of production, higher material costs and an increase in builder/dealer incentives affected the operating results. At the conclusion of 1999, the Company had reduced the inventory of unsold carry-over units that contributed to a reduced level of new order production for 1999.

            Shagawa Resort, Inc. almost attained operational break-even status during 1999 with an operating loss of $1,200. Operating losses for fiscal years 1998 and 1997 were $47,500 and $128,500, respectively. The 1999 and 1998 operating results reflect the Company's adoption of the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", as described in the Other Income (Expense) section.


OTHER INCOME (EXPENSE)

            Net non-operating expense for the manufacturing facility during 1999 totaled $14,500, compared with $26,100 in 1997 and $67,100 in 1997. Interest expense, primarily related to a 1997 plant expansion, equipment acquisitions and short-term borrowings increased interest expense from $89,400 in 1997 to $121,900 for 1998 and $125,500 during 1999. Non-operating income of $111,000 during 1999 primarily consists of investment income realized from the Company's cash and cash equivalents position, customer service charges and deposit forfeitures.

            Shagawa Resort, Inc. incurred mortgage related interest expense of $141,900 during 1999, $147,200 during 1998 and $147,900 during 1997. Other income of $58,700 realized during 1997 primarily relates to lease revenues of $55,600 recognized prior to the March 17, 1997, asset purchase agreement.

            During the fourth quarter of 1998, the Company adopted Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," which requires the expensing of start-up activities as incurred and the expensing of previously capitalized start-up costs. The provisions of the statement required implementation for years beginning after December 15, 1998, but early adoption was encouraged. As a result, the Company expensed the remaining unamortized start-up costs associated with Shagawa Resort, Inc. that were initially capitalized during the 1995 - 1996 construction and pre-operating period. Adoption of the accounting change in 1998 resulted in cumulative expenses totaling $150,000 or $94,000 net of taxes charged to operations as of the beginning of the year. No further impact is anticipated from the adoption of this accounting change.

INCOME TAX BENEFIT (PROVISION)

            The Company's consolidated provision for income taxes was $242,000 in 1999, $268,000 in 1998 and $227,000 in 1997. Federal and state income tax obligations and benefits are estimated at the normal statutory rate throughout the year with a final adjustment at year-end relating to differences between the basis of receivables, property and equipment, other assets and accrued expenses.

NET INCOME

            The Company reported a consolidated 1999 net income of $347,900. The Company reported a consolidated 1998 net income of $467,900 before the cumulative effect of the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities". and $374,300 after the cumulative effect of Statement of Position 98-5. Consolidated net income for 1997 was $329,100.
Basic and diluted earnings per common share are $0.16 for 1999, $0.21 for 1998 and $0.15 for 1997. After the adoption of Statement of Position 98-5, the cumulative effect of the accounting change reduced 1998 net income to $374,300 or $0.17 for both basic and diluted earnings per common share. Considerations for unexercised stock options granted in 1996 were recognized in arriving at the diluted shares and earnings per share computations.

            Shagawa Resort incurred a net loss of $0.04 per common share for fiscal 1999. During fiscal years 1998 and 1997, Shagawa Resort, Inc. incurred net losses of $0.06 per common share. After the adoption of the accounting change, Shagawa Resort, Inc. recorded a net loss of $0.10 per common share for 1998.


FINANCIAL CONDITION


            The Company's consolidated 1999 year-end cash and cash equivalents position totals $931,600 or $619,300 greater than the $312,300 at 1998 year-end and $397,900 less than the 1997 year-end total of $1,329,500. Net cash from 1999 operating activities increased by $1,614,800 from 1998 and $289,700 from 1997. During 1999, cash outflows were required for the purchase of capital assets, reductions to outstanding customer deposits and a temporary year-end build-up of customer receivables. Cash flows to support the referenced activities were provided by utilizing the Company's prior year cash and cash equivalents position, non-cash related depreciation and amortization, inventory reduction, long-term financing and internally generated income.

            The Company's consolidated working capital increased by $309,300 from $3,035,400 at the end of 1998 to $3,344,700 at 1999 year-end. The current ratio for December 25, 1999 is 3.3 to 1.0 compared to 3.2 to 1.0 at December 26, 1998. Other assets and property and equipment, net of amortization and depreciation, decreased by $33,600 during 1998. Current year acquisitions of capital assets primarily consist of replacement vehicles, computer hardware and software and plant and office renovations.

            Long-term debt and capital leases, net of current maturities, decreased by $100,200 from $2,852,500 at December 26, 1998 to $2,752,300 at
December 25, 1999. In contrast, the current portion of long-term debt increased by $71,200 from $196,900 at December 26, 1998 to $268,100 at December 25, 1999.
Long-term debt consists primarily of a long-term mortgage loan, which is secured by substantially all of the assets of Shagawa Resort, Inc., four capitalized lease obligations secured by transportation and material handling equipment, a restructured long-term financing arrangement secured by a real estate mortgage related to the 1997 plant expansion, a contract for deed covering the purchase of adjacent land and warehouse and two notes secured by transportation and computer equipment. Debt retirement associated with the various financing arrangements varies in maturity from three to fifteen years, dependent on the funding source.

            The consolidated ratio of long-term debt to stockholders' equity changed from .56 to 1.0 at December 26, 1998 to .50 to 1.0 at December 25, 1999. The improved ratio reflects the Company's additional consolidated net earnings for 1999 and the fiscal year payments on the long-term debt. Stockholders' equity, net of treasury stock, increased from $5,106,500 at December 26, 1998 to $5,454,500 at December 25, 1999.

            Dynamic Homes, Inc. has available a line of credit which is collateralized by inventories and receivables. The credit available is based upon specified percentages of inventory and receivables. On May 4, 1998, the Company renewed its credit line for a period of two years, subject to annual review, and without any compensating balance requirements. The credit line has a maximum available borrowing of $1,500,000 at an interest rate equal to the bank's prime rate. As of December 25, 1999, the Company had no outstanding balance against the available credit line.

         Shagawa Resort, Inc. does not have any operating line of credit. Consequently, Shagawa Resort, Inc. is dependent on Dynamic Homes, Inc. as its source of additional funds. Periodically, Dynamic Homes, Inc. is required to advance funds, during the slower winter months, to support the resort's ongoing operations. However, during the stronger summer months, the resort generates adequate levels of funds to support its operational requirements and periodically reduces the outstanding advances made by Dynamic Homes, Inc. During 1999, net cash advances to Shagawa Resort, Inc. were approximately $12,000.

            The Company continues to pursue the sale of the Shagawa Resort property since it does not strategically fit with the Company's niche of residential and commercial construction. The Company has received offers for the assets of Shagawa Resort. However, as of this date, no final agreement has been finalized and there is no assurance if or when a sale may be completed. The Company has also engaged the services of a securities investment firm to explore alternatives for enhancing shareholder value which may include the sale or merger of the Company. Again, there is no assurance this exploration will result in any acceptable proposals or that any type of transaction will be consummated.

            The Company is cognizant of the need to accelerate future sales and earnings. Consequently, the Company has initiated the following potential growth initiatives:

            * Strengthening of the Company's network of builder/dealers, particularly within the more heavily populated markets. Two new builder/dealers meeting the criteria have recently been added to the network.

            * Implementation of new and aggressive marketing programs to heighten the Company's recognition as a builder of affordable quality homes.

            * Pursue additional business with the regions Native American community by building on past business associations with these communities.

The Company's management anticipates that the normal operating cycle will generate sufficient cash, in conjunction with short-term borrowings on the existing credit line and supplemented by long-term financing will provide adequate funds to support the Company's operations and scheduled capital asset requirements during year 2000.

            On November 15, 1999, the Company's Board of Directors elected Scott
D. Lindemann to the position of President. Mr. Lindemann was previously named interim President following a Board of Directors meeting on October 25, 1999. The Board of Directors accepted the resignation of D. Raymond Madison as Chief Executive Officer at the February 28, 2000 Board of Directors meeting and elected Mr. Lindemann to succeed Mr. Madison as Chief Executive Officer.

            Statements regarding the Company's operations, performance and financial condition are subject to certain risks and uncertainties. These risks and uncertainties include but are not limited to rising mortgage interest rates and/or weakness in regional and national economic conditions that could have an adverse impact on new home and multi-family/commercial sales. Likewise, future escalating and volatile material costs and unfavorable weather conditions could also affect the Company's profit levels.


                   (Balance of page left intentionally blank)

ITEM 8. FINANCIAL STATEMENTS

Index to Consolidated Financial Statements and Supplementary Financial Data

                                                                           Page
                                                                           ----
     Independent Auditor's Report                                           18
     Consolidated Balance Sheets at December 25, 1999 and
              December 26, 1998                                             19
     Consolidated Statements of Operations for the years ended
              December 25, 1999, December 26, 1998
              and December 27, 1997                                         20
     Consolidated Statements of Stockholders' Equity for the years ended December 25, 1999, December 26, 1998 and
              December 27, 1997                                             21
     Consolidated Statements of Cash Flows for the years ended
              December 25, 1999, December 26, 1998
              and December 27, 1997                                    22 - 23
     Notes to Consolidated Financial Statements                             24

INDEPENDENT AUDITOR'S REPORT
----------------------------


The Stockholders and Board of Directors
DYNAMIC HOMES, INC. AND SUBSIDIARIES
Detroit Lakes, Minnesota


We have audited the accompanying consolidated balance sheets of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 25, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 25, 1999, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its accounting for amortization of start-up activities in 1998.






Fargo, North Dakota
February 11, 2000

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 25, 1999 AND DECEMBER 26, 1998
--------------------------------------------------------------------------------

                                                             1999             1998
                                                         ------------     ------------
ASSETS

CURRENT ASSETS
       Cash and cash equivalents                         $    931,600     $    312,300
       Receivables
            Trade, less allowance for doubtful
                 accounts 1999 $12,300; 1998 $60,000        1,796,900        1,491,500
            Refundable income taxes                            14,400               --
            Other                                               3,600           33,500
       Inventories                                          1,875,200        2,367,200
       Prepaid expenses                                        69,300           78,100
       Deferred income taxes                                  127,000          143,000
                                                         ------------     ------------

                 Total current assets                       4,818,000        4,425,600

OTHER ASSETS, net of accumulated amortization                 408,600          421,300

PROPERTY AND EQUIPMENT, net of accumulated
       depreciation                                         4,557,400        4,578,300
                                                         ------------     ------------

                                                         $  9,784,000     $  9,425,200
                                                         ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Current maturities of long-term debt              $    268,100     $    196,900
       Accounts payable                                       346,800          350,000
       Customer deposits                                      127,000          199,500
       Accrued expenses                                       731,400          638,900
       Income taxes payable                                        --            4,900
                                                         ------------     ------------

                 Total current liabilities                  1,473,300        1,390,200
                                                         ------------     ------------

LONG-TERM DEBT, less current maturities                     2,752,300        2,852,500
                                                         ------------     ------------

DEFERRED INCOME TAXES                                         104,000           76,000
                                                         ------------     ------------

STOCKHOLDERS' EQUITY
       Common stock, par value $.10 per share
            Authorized, 5,000,000 shares
            Issued, 2,284,000 shares in 1999 and 1998         228,400          228,400
       Additional paid-in capital                             147,100          147,100
       Retained earnings                                    5,223,000        4,875,100
                                                         ------------     ------------
                                                            5,598,500        5,250,600
       Less treasury stock, at cost (43,080 shares)          (144,100)        (144,100)
                                                         ------------     ------------
                                                            5,454,400        5,106,500
                                                         ------------     ------------

                                                         $  9,784,000     $  9,425,200
                                                         ============     ============

See Notes to Consolidated Financial Statements

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                                    1999             1998             1997
                                                               ------------     ------------     ------------
SALES                                                          $ 15,209,600     $ 13,905,300     $ 12,859,000

COST OF SALES                                                    11,898,300       10,654,600       10,004,500
                                                               ------------     ------------     ------------

GROSS PROFIT                                                      3,311,300        3,250,700        2,854,500

OPERATING EXPENSES                                                2,568,200        2,344,000        2,140,000
                                                               ------------     ------------     ------------

INCOME FROM OPERATIONS                                              743,100          906,700          714,500

OTHER INCOME (EXPENSES)
       Interest expense                                            (267,400)        (269,100)        (237,300)
       Interest income and service charges                           42,900           47,100           28,900
       Gain (loss) on sale of equipment                               8,000           19,400           (8,700)
       Other, net                                                    63,300           31,800           58,700
                                                               ------------     ------------     ------------

INCOME BEFORE INCOME TAXES AND
       CUMULATIVE EFFECT OF ACCOUNTING
       CHANGE                                                       589,900          735,900          556,100

INCOME TAXES                                                        242,000          268,000          227,000
                                                               ------------     ------------     ------------

INCOME BEFORE CUMULATIVE EFFECT
       OF ACCOUNTING CHANGE                                         347,900          467,900          329,100

CUMULATIVE EFFECT OF ACCOUNTING
       CHANGE (net of income tax of $56,000)                             --          (93,600)              --
                                                               ------------     ------------     ------------

NET INCOME                                                     $    347,900     $    374,300     $    329,100
                                                               ============     ============     ============

BASIC INCOME PER COMMON SHARE
       Income before cumulative effect of
            accounting change                                  $       0.16     $       0.21     $       0.15
       Cumulative effect of accounting change                            --            (0.04)              --
                                                               ------------     ------------     ------------

       Net income                                              $       0.16     $       0.17     $       0.15
                                                               ============     ============     ============

DILUTED INCOME PER COMMON SHARE
       Income before cumulative effect of accounting change    $       0.16     $       0.21     $       0.15
       Cumulative effect of accounting change                            --            (0.04)              --
                                                               ------------     ------------     ------------

       Net income                                              $       0.16     $       0.17     $       0.15
                                                               ============     ============     ============

PRO FORMA AMOUNTS ASSUMING RETROACTIVE
       APPLICATION OF ACCOUNTING CHANGE
            Net income                                                          $    523,900     $    370,100
            Basic income per common share                                               0.23             0.17
            Diluted income per common share                                             0.23             0.17
                                                                                ============     ============

See Notes to Consolidated Financial Statements

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                     Common Stock              Additional
                              ----------------------------      Paid-in         Retained       Treasury
                                 Shares          Amount         Capital         Earnings         Stock            Total
                              ------------    ------------    ------------    ------------    ------------     ------------
BALANCE, DECEMBER 28, 1996       2,284,000    $    228,400    $    147,100    $  4,171,700    $   (144,100)    $  4,403,100
       Net income                       --              --              --         329,100              --          329,100
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 27, 1997       2,284,000         228,400         147,100       4,500,800        (144,100)       4,732,200
       Net income                       --              --              --         374,300              --          374,300
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 26, 1998       2,284,000         228,400         147,100       4,875,100        (144,100)       5,106,500
       Net income                       --              --              --         347,900              --          347,900
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 25, 1999       2,284,000    $    228,400    $    147,100    $  5,223,000    $   (144,100)    $  5,454,400
                              ============    ============    ============    ============    ============     ============


See Notes to Consolidated Financial Statements

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                               1999             1998             1997
                                                           ------------     ------------     ------------
OPERATING ACTIVITIES
       Net income                                          $    347,900     $    374,300     $    329,100
       Charges and credits to net income
            not affecting cash
                 Depreciation                                   466,200          430,100          376,400
                 Amortization                                    30,300           22,900           59,400
                 (Gain) loss on sale of equipment                (8,000)         (19,400)           8,700
                 Deferred income taxes                           44,000          (48,000)          42,000
                 Cumulative effect of accounting change              --          149,600               --
       Changes in assets and liabilities
            Receivables                                        (275,500)        (778,700)         (60,500)
            Inventories                                         492,000         (878,900)         107,000
            Prepaid expenses                                      8,800          (30,700)         (18,200)
            Accounts payable                                     (3,200)          89,000           44,900
            Customer deposits                                   (72,500)          22,400         (148,700)
            Accrued expenses                                     92,500          113,300           69,200
            Income taxes                                        (19,300)          42,500            4,200
                                                           ------------     ------------     ------------

NET CASH FROM (USED FOR) OPERATING
       ACTIVITIES                                             1,103,200         (511,600)         813,500
                                                           ------------     ------------     ------------

INVESTING ACTIVITIES
       Proceeds from sale of equipment                            8,000           34,100           13,000
       Payments for other assets                                (17,600)         (64,100)        (187,200)
       Purchase of property and equipment                      (445,300)        (353,500)        (653,500)
                                                           ------------     ------------     ------------

NET CASH USED FOR INVESTING ACTIVITIES                         (454,900)        (383,500)        (827,700)
                                                           ------------     ------------     ------------

FINANCING ACTIVITIES
       Principal payments on long-term debt                    (222,000)        (171,700)        (210,400)
       Proceeds from long-term debt borrowings                  193,000           49,600        1,000,000
                                                           ------------     ------------     ------------

NET CASH FROM (USED FOR) FINANCING
       ACTIVITIES                                               (29,000)        (122,100)         789,600
                                                           ------------     ------------     ------------

NET CHANGE IN CASH AND CASH
       EQUIVALENTS                                              619,300       (1,017,200)         775,400

CASH AND CASH EQUIVALENTS AT
       BEGINNING OF YEAR                                        312,300        1,329,500          554,100
                                                           ------------     ------------     ------------

CASH AND CASH EQUIVALENTS AT
       END OF YEAR                                         $    931,600     $    312,300     $  1,329,500
                                                           ============     ============     ============

(continued on next page)

CONSOLIDATED STATEMENTS OF CASH FLOWS -- PAGE - 2
--------------------------------------------------------------------------------

                                                                   1999             1998            1997
                                                               ------------     ------------    ------------
SUPPLEMENTAL DISCLOSURES OF CASH
       FLOW INFORMATION
            Cash payments for
                 Income taxes, net of refunds                  $    217,300     $    217,500    $    180,800
                 Interest                                           267,800          254,700         232,000
                                                               ============     ============    ============

SUPPLEMENTAL SCHEDULE OF NONCASH
       INVESTING AND FINANCING ACTIVITIES

            Capital lease obligation incurred
                 for use of new equipment                                       $     65,900    $     69,000
                                                                                ============    ============

            Contract for deed incurred for purchase of land                                     $     62,500
                                                                                                ============

            Purchase of assets, net of liabilities assumed, of
                 Holiday Inn Sunspree Resort:
                      Fair value of assets acquired                                             $    156,900
                      Liabilities assumed                                                           (104,300)
                                                                                                ------------

                      Cash paid                                                                 $     52,600
                                                                                                ============

See Notes to Consolidated Financial Statements

DYNAMIC HOMES, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997

--------------------------------------------------------------------------------

NOTE 1 - PRINCIPAL ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Dynamic Homes, Inc., its wholly-owned subsidiary, Shagawa Resort, Inc., and three additional wholly-owned subsidiaries which had no significant operations during 1999, 1998, and 1997. All significant intercompany accounts and transactions have been eliminated.

PRINCIPAL BUSINESS ACTIVITY

Dynamic Homes, Inc. manufactures modular, preconstructed buildings for single-family, multiple-family and commercial use. Commercial operations include the manufacture of preconstructed office buildings, motels and apartments.

Shagawa Resort, Inc. (a wholly-owned subsidiary) owns a hotel/resort which opened in May 1996. The resort was managed by an unrelated party through a management agreement with the Company through March 1997, at which time management of the resort was assumed by the Company.

CONCENTRATIONS OF CREDIT RISK

In the normal course of business the Company extends credit to its customers. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Accounts receivable are primarily due from customers in the Upper Midwest and are not concentrated in a particular industry.

The Company's cash balances are maintained in several bank deposit accounts. Periodically, balances in these accounts are in excess of federally insured limits.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORIES

Inventories are stated at the lower of cost (standard cost method) or market. Cost of work in process and finished goods inventories includes materials, labor and factory overhead.

REVENUE RECOGNITION

Sales of Dynamic Homes, Inc. are recognized and recorded upon delivery of the finished product. Sales of Shagawa Resort, Inc. are recognized and recorded upon delivery of service.


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, including the cost of capitalized leased assets. Depreciation of property and equipment is computed using the straight-line method over the following estimated useful lives:

          Land improvements                     7-20 years
          Buildings                            15-39 years
          Machinery and equipment               3-10 years
          Capitalized leases                    7-10 years

Amortization of the capitalized leased assets is included with depreciation.

CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

FINANCIAL INSTRUMENTS

The carrying amount of cash and cash equivalents and accounts receivable approximate fair value because of the short maturity of these instruments.

The fair value of long-term debt is estimated based on borrowing rates currently available to the Company for bank loans with similar items and average maturities. The carrying amount of long-term debt approximates the estimated fair value at December 25, 1999 and December 26, 1998.

AMORTIZATION

Included in other assets are costs associated with obtaining financing which are being amortized on the straight-line basis over the life of the loans. Also included in other assets is goodwill related to the acquisition of Shagawa Resort, Inc., which is being amortized on the straight-line method over its estimated useful life.

During 1998, the Company adopted the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities", which requires companies to expense the cost of start-up activities as incurred. In accordance with the provisions of the statement, unamortized amounts of previously capitalized costs have been charged to operations as of the beginning of the year in which the statement was adopted. The provisions of the statement required implementation for years beginning after December 15, 1998, however, the Company elected to adopt the statement early.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of receivables, property and equipment, other assets, and accrued expenses, for financial and income tax reporting. The deferred tax assets and liabilities represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

ADVERTISING COSTS

Costs incurred for producing and distributing advertising are expensed as incurred. The Company incurred advertising costs of $157,100 in 1999, $188,300 in 1998, and $148,000 in 1997.

FISCAL YEAR

The reporting period for the Company ends on the last Saturday of December each year, with the exception of Shagawa Resort, Inc. which has a reporting year ending on December 31. The year ended December 25, 1999 contained 52 weeks, the year ended December 26, 1998 contained 52 weeks, and the year ended December 27, 1997 contained 52 weeks.

INCOME PER COMMON SHARE

Basic income per common share is computed by dividing net income by the weighted average number of common shares outstanding during each year. Weighted average outstanding common shares were 2,241,000 in 1999, 1998, and 1997.

Diluted income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the year plus the incremental shares that are outstanding upon the exercise of dilutive stock options.

During 1997, the Company adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share", which requires companies to present basic earnings per share and diluted earnings per share, instead of primary earnings per share and fully diluted earnings per share as previously required.

NOTE 2 - INVENTORIES

                                                           1999          1998
                                                        ----------    ----------

     Raw materials                                      $  853,500    $  832,000
     Work in process                                       135,100       155,600
     Finished goods                                        886,600     1,379,600
                                                        ----------    ----------

                                                        $1,875,200    $2,367,200
                                                        ==========    ==========


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 3 - OTHER ASSETS

                                                        1999            1998
                                                    -----------     -----------

Capitalized debt expense                              $ 221,700       $ 218,900
Goodwill                                                119,400         119,400
Replacement reserve account                             104,000         100,800
Other                                                    43,700          22,400
                                                    -----------     -----------
                                                        488,800         461,500
Less accumulated amortization                           (80,200)        (40,200)
                                                    -----------     -----------

                                                    $   408,600     $   421,300
                                                    ===========     ===========

NOTE 4 - PROPERTY AND EQUIPMENT

                                                        1999            1998
                                                    -----------     -----------

Land and improvements                                 $ 426,100       $ 401,500
Buildings                                             3,756,800       3,700,100
Machinery and equipment                               2,932,900       2,660,200
                                                    -----------     -----------
                                                      7,115,800       6,761,800
Less accumulated depreciation                        (2,558,400)     (2,183,500)
                                                    -----------     -----------

                                                    $ 4,557,400     $ 4,578,300
                                                    ===========     ===========

NOTE 5 - LEASES

The Company leases equipment under long-term capital lease agreements. The lease agreements provide for varying monthly payments through July 2003.

                                                        1999            1998
                                                    -----------     -----------
Capitalized leased assets consist of:

Equipment                                           $   393,100     $   393,100
Less accumulated amortization                          (165,800)       (109,700)
                                                    -----------     -----------

                                                    $   227,300     $   283,400
                                                    ===========     ===========


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Minimum lease payments for the capital leases in future years are as follows:

    Years Ending December
    ---------------------

        2000                                         $    80,500
        2001                                             142,300
        2002                                              41,900
        2003                                              22,700
                                                     -----------
        Total minimum lease payments                     287,400
           Less interest                                 (48,600)
                                                     -----------

        Present value of minimum lease
           payments - Note 6                         $   238,800
                                                     ===========

NOTE 6 - NOTE PAYABLE AND LONG-TERM DEBT

The Company has available a line of credit which is secured by inventories and receivables. The credit available is based on specified percentages of inventories and receivables to a maximum of $1,500,000. As of December 25, 1999 and December 26, 1998, there were no borrowings outstanding under the line of credit. Borrowings under the line of credit bear interest at a variable rate (8.5% at December 25, 1999) and there are no compensating balance requirements.

Long-term debt consists of:

                                                        1999            1998
                                                     -----------    -----------

    Variable rate note payable (8.75% at December
        25, 1999), due in monthly installments of
        $8,200, including interest, to September
        2006, when the remaining balance is due,
        secured by substantially all assets of
        Shagawa Resort, Inc.                         $   861,900    $   882,900

    7.32% note payable, due in monthly
        installments of $7,556, including
        interest, until August 2016, secured by
        substantially all assets of Shagawa
        Resort, Inc., and a partial guarantee of
        the Small Business Administration                869,500        895,500

    8.25% note payable, due in monthly
        installments of $6,000, including
        interest, to March 2002, at which time the
        balance is due, secured by real estate and
        equipment                                        551,100        576,500

    Capitalized lease obligations, secured by
        leased assets - Note 5                           238,800        291,800


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

    8.25% note payable, due in monthly
        installments of $1,819, including
        interest, to April 2002, when the
        remaining balance is due, secured by
        second mortgage on building                      169,200        176,800

    8.5% note payable, due in monthly installments
        of $3,302, including interest, to June
        2003, secured by transportation equipment       122,000              --

    8%  note payable, due in varying monthly
        installments, including interest, to March
        2002, secured by equipment                        96,700        136,900

    6.5% contract for deed, due in annual
        installments of $10,500, plus interest, to
        August 2001, with a final payment of
        $15,500, plus interest, due August 2002,
        secured by land                                   36,500         47,000

    8.25% note payable, due in monthly
        installments of $1,892, including
        interest, to June 2001, secured by
        computer equipment                                33,600             --

    4.9% note payable, due in monthly installments
        of $1,479, including interest, to June
        2001, secured by equipment                        25,700         41,800

    Other                                                 15,400            200
                                                     -----------    -----------
                                                       3,020,400      3,049,400
    Less current maturities                             (268,100)      (196,900)
                                                     -----------    -----------

                                                     $ 2,752,300    $ 2,852,500
                                                     ===========    ===========

Long-term debt maturities are as follows:

    Years Ending December
    ---------------------

        2000                                           $ 268,100
        2001                                             332,100
        2002                                             802,200
        2003                                             110,200
        2004                                              72,800
        Thereafter                                     1,435,000
                                                     -----------

                                                     $ 3,020,400
                                                     ===========


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 7 - CUSTOMER DEPOSITS

Customer deposits of $127,000 at December 25, 1999 and $199,500 at December 26, 1998 consisted of advance payments from customers for sales to be recognized in the following year. Sales to be recognized in 2000 related to customer deposits at December 25, 1999 are estimated to be $1,645,000.

NOTE 8 - ACCRUED EXPENSES

                                                       1999             1998
                                                   -----------      -----------

Salaries, wages and vacations                      $   259,700      $   259,500
Taxes, other than income taxes                         125,300           97,300
Warranty                                                75,700           72,300
Other                                                  270,700          209,800
                                                   -----------      -----------

                                                   $   731,400      $   638,900
                                                   ===========      ===========

NOTE 9 - STOCK OPTION PLAN

The Company approved a stock option plan in 1996, authorizing the use of 400,000 shares for the plan. During 1996, 240,000 options were granted; 200,000 to officers and directors at $2.3125 per share and 40,000 shares to various employees at $2.1562 per share. No options were exercised during 1999, 1998, or 1997, however during 1997, 25,000 of options to officers and 10,000 of options to employees were forfeited as a result of the respective individuals' separation from the Company. Compensation cost related to the options granted in 1996 had no effect on net income or income per share.

The fair value of each option grant was estimated on the date of grant in 1996 using the Black-Scholes option pricing model with the following weighted-average options: a risk-free interest rate of 6.5 percent, expected volatility of 28.77 percent, and no dividend yield. The assumption regarding the stock options issued to officers, directors, and employees in 1996 was that 100 percent of such options vested in 1996.

NOTE 10 - SALES

                                  1999               1998               1997
                             -------------      -------------      -------------

Single-family                $  10,904,300      $   9,924,800      $   9,681,600
Multi-family/commercial          1,109,000            989,300            617,300
Transportation                     703,200            645,000            568,400
Other                              442,400            409,900            369,300
Resort                           2,050,700          1,936,300          1,622,400
                             -------------      -------------      -------------

                             $  15,209,600      $  13,905,300      $  12,859,000
                             =============      =============      =============


(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 11 - COST OF SALES

                                  1999               1998               1997
                             -------------      -------------      -------------

Materials                      $ 7,076,000        $ 6,261,600        $ 5,964,900
Labor                            1,088,100          1,073,300          1,001,600
Overhead                         1,643,400          1,358,500          1,336,200
Transportation                     962,400            863,100            749,900
Resort                           1,128,400          1,098,100            951,900
                             -------------      -------------      -------------

                             $  11,898,300      $  10,654,600      $  10,004,500
                             =============      =============      =============

NOTE 12 - OPERATING EXPENSES

                                  1999               1998               1997
                             -------------      -------------      -------------

Marketing                    $     696,700      $     602,900      $     537,400
Administration                   1,871,500          1,741,100          1,602,600
                             -------------      -------------      -------------

                             $   2,568,200      $   2,344,000      $   2,140,000
                             =============      =============      =============

NOTE 13 - INCOME TAXES

Net deferred tax assets and liabilities consist of the following components as of December 25, 1999 and December 26, 1998:

                                                    1999               1998
                                                -------------      -------------

Deferred tax assets
       Receivable allowances                    $       5,000      $      24,000
       Book/tax inventory adjustment                   26,000             30,000
       Intangible and other assets                     32,000             53,000
       Accrued expenses                                96,000             89,000
                                                -------------      -------------

                                                $     159,000      $     196,000
                                                =============      =============

Deferred tax liabilities
       Property and equipment                   $     136,000      $     129,000
                                                =============      =============

The deferred tax amounts described above have been included in the accompanying balance sheets as of December 25, 1999 and December 26, 1998:

                                                    1999               1998
                                               -------------      -------------

Current assets                                 $     127,000      $     143,000
Noncurrent liabilities                              (104,000)           (76,000)
                                               -------------      -------------

                                               $      23,000      $      67,000
                                               =============      =============

(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The provision for income taxes charged to operations for the years ended December 25, 1999, December 26, 1998, and December 27, 1997, consists of the following:

                                           1999           1998           1997
                                         --------      ---------       --------

Current expense
       Continuing operations             $198,000      $ 316,000       $185,000
       Cumulative effect of accounting
         change                                --        (56,000)            --
Deferred tax expense (benefit)             44,000        (48,000)        42,000
                                         --------      ---------       --------

                                         $242,000      $ 212,000       $227,000
                                         ========      =========       ========

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 25, 1999, December 26, 1998, and December 27, 1997 due to the following:

                                           1999           1998           1997
                                         --------      ---------       --------

Income tax computed at federal
       statutory rates                   $201,000      $ 199,000       $189,000
State taxes, net of federal
       tax benefit                         35,000         35,000         33,000
Change in income taxes resulting
       from non-deductible expenses         6,000        (22,000)         5,000
                                         --------      ---------       --------

                                         $242,000      $ 212,000       $227,000
                                         ========      =========       ========

NOTE 14 - RELATED PARTY TRANSACTIONS

The Company had sales totaling approximately $2,001,300 in 1999, $868,000 in 1998, and $633,900 in 1997 to members of the board of directors and entities owned by Board members. At December 25, 1999 and December 26, 1998, the Company had accounts receivable of $229,000 and $115,100, respectively, relating to these sales.

NOTE 15 - MAJOR CUSTOMER

Dynamic Homes, Inc. and Subsidiaries derived approximately 10 percent of its revenue from one customer during the year ended December 25, 1999, 15 percent of its revenue from one customer during the year ended December 26, 1998; and 12 percent of its revenue from one customer during the year ended December 27, 1997.

(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 16 - EMPLOYEE BENEFIT PLAN

The Company has a qualified 401(k) plan which covers all employees who meet eligibility requirements of being actively employed at year end. Under the terms of the plan, employees may contribute 1 percent to 5 percent of their annual salary, up to the maximum allowed by Internal Revenue Service regulations. The Company's contribution to the plan, as determined by the board of directors, is discretionary but may not exceed 100 percent of the employees' contribution. The Company contributed $9,700 to the plan for the year ended December 25, 1999, $8,100 to the plan for the year ended December 26, 1998, and $7,000 for the year ended December 27, 1997.

NOTE 17 - BUSINESS SEGMENTS

The Company operates in two business segments: Dynamic Homes, Inc, which manufactures modular, pre-constructed buildings; and Shagawa Resort, Inc., which owns and operates a hotel/resort in northern Minnesota.

Information concerning the operations, net of eliminations, in these business segments as of December 25, 1999, December 26, 1998, and December 27, 1997 are as follows:

                                         Dynamic       Shagawa
                                       Homes, Inc.   Resort, Inc.   Consolidated
                                       -----------   ------------   ------------
Year ended December 25, 1999:

      Sales                            $13,158,900   $ 2,050,700    $15,209,600
      Gross profit                       2,389,000       922,300      3,311,300
      Income (loss) from operations        744,300        (1,200)       743,100
      Interest expense                     125,500       141,900        267,400
      Net income (loss)                    487,900      (140,000)       347,900

      Depreciation                         298,900       167,300        466,200
      Amortization                           5,000        25,300         30,300

      Total assets                       6,644,500     3,139,500      9,784,000
      Capital expenditures, including
           capital lease obligations       417,600        27,700        445,300

(continued on next page)

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                         Dynamic       Shagawa
                                       Homes, Inc.   Resort, Inc.   Consolidated
                                       -----------   ------------   ------------
Year ended December 26, 1998:

      Sales                            $11,969,000    $ 1,936,300    $13,905,300
      Gross profit                       2,412,500        838,200      3,250,700
      Income (loss) from operations        954,200        (47,500)       906,700
      Interest expense                     121,900        147,200        269,100
      Net income (loss) before
           cumulative effect of
           accounting change               928,100       (192,200)       735,900

      Depreciation                         266,900        163,200        430,100
      Amortization                           5,100         17,800         22,900

      Total assets                       6,124,100      3,301,100      9,425,200
      Capital expenditures,
           including capital lease
           obligations                     365,500         53,900        419,400


Year ended December 27, 1997:

      Sales                            $11,236,600    $ 1,622,400    $12,859,000
      Gross profit                       2,183,900        670,600      2,854,500
      Income (loss) from operations        843,000       (128,500)       714,500
      Interest expense                      89,400        147,900        237,300
      Net income (loss)                    548,900       (219,800)       329,100

      Depreciation                         220,600        155,800        376,400
      Amortization                           5,300         54,100         59,400

      Total assets                       5,363,400      3,518,100      8,881,500
      Capital expenditures, including
           capital lease obligations       646,300         76,200        722,500

                                    PART III

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

         None.

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         Information concerning directors and officers of the Registrant is incorporated by reference to the Company's definitive proxy statement for the annual meeting of shareholders to be tentatively held on June 26, 2000.

ITEM 11. EXECUTIVE COMPENSATION

         Executive compensation information is incorporated by reference to the Company's definitive proxy statement for the annual meeting of shareholders to be tentatively held on June 26, 2000.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         (A) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of the Company's voting shares on March 14, 2000.

         Title       Name & Address of             Number of        Percent
         of Class    Beneficial Owner              Shares Owned   of Class(3)
         --------    ----------------              ------------   -----------

         Common      D. Raymond Madison            684,692(1)        27.99
                     PO Box 6120
                     Brainerd, Minnesota 56401

         Common      HCI Investment Company        241,750(2)        9.89
                     One St. Augustine Drive
                     Highway 77
                     Winnebago, Nebraska 68071

         (1) Includes 86,309 shares outstanding in the name of Mr. Madison's wife and options to purchase 50,000 shares exercisable within 60 days of March 14, 2000.

         (2) Information as identified in Schedule 13D as filed by HCI Investment Company with the Securities and Exchange Commission on December 15, 1997 and 13D/A filed on March 3, 1999.

         (3) Includes 205,000 available but unexercised options available to officers, directors and various employees.

         (B) SECURITY OWNERSHIP OF MANAGEMENT:

         The following table sets forth as of March 14, 2000, information concerning the beneficial ownership of common stock held by all directors and officers and all directors and officers of the Company as a group:

         Name of                                             Percent
         Beneficial Owner             Common Shares         of Class
         ----------------             -------------         --------
         D. Raymond Madison              684,692 (1)          27.99
         Clyde R. Lund, Jr.               64,774 (2)           2.65
         Israel Mirviss                   49,500 (2)           2.02
         Ronald L. Gustafson              50,300 (2)           2.05
         Peter K. Pichetti                30,000 (2)           1.23
         Eldon R. Matz                     9,000 (3)            .37
         Scott D. Lindemann                2,000                .08

         All directors and officers
           as a group (7 persons)        890,266 (4)          36.39


         (1) Includes 86,309 shares outstanding in the name of Mr. Madison's wife and options to purchase 50,000 shares exercisable within 60 days of March 14, 2000.

         (2) Includes options to purchase 25,000 shares exercisable within 60 days of March 14, 2000.

         (3) Includes options to purchase 5,000 shares exercisable within 60 days of March 14, 2000.

         (4) Includes options to purchase 155,000 shares exercisable within 60 days of March 14, 2000.

         (C) CHANGES IN CONTROL:

                  The Company knows of no contractual arrangements that may at a subsequent date result in a change in control of the Company. (Reference MD&A Financial Condition.)


ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Reference Notes to Consolidated Financial Statements, Note 14 page 32 of this Form 10-K.

                                     PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

         (A) 1. FINANCIAL STATEMENTS - Included in Part II, Item 8

                                                                            Page
                                                                            ----
                Independent Auditor's Report                                  18
                Consolidated Balance Sheets at December 25, 1999 and
                        December 26, 1998                                     19
                Consolidated Statements of Operations for the years ended
                        December 25, 1999, December 26, 1998
                        and December 27, 1997                                 20
                Consolidated Statements of Stockholders' Equity for the
                        years ended December 25, 1999, December 26, 1998
                        and December 27, 1997                                 21
                Consolidated Statements of Cash Flows for the years ended
                        December 25, 1999, December 26, 1998
                        and December 27, 1997                              22-23
                Notes to Consolidated Financial Statements                    24

             2. FINANCIAL STATEMENT SCHEDULE - Included in Part IV

                Schedule V - Property and Equipment                           39
                Schedule VI - Accumulated Depreciation of Property and
                              Equipment                                       40
                Schedule VIII - Valuation and Qualifying Accounts             41
                Schedule IX - Short-term Borrowings                           42
                Schedule X - Supplementary Income Statement Information       43

         Other schedules are omitted because of the absence of conditions under which they are required or because the required information is given in the financial statements or notes thereto.




                   (Balance of page left intentionally blank)

             3. EXHIBITS:

                  (3) Articles of Incorporation and Bylaws incorporated by reference to Form 10-K as filed for the year ended December 27, 1986. **

                  (13)   Annual Report to Security Holders. **

                  (21)   Subsidiaries of Dynamic Homes, Inc.:
                           21.1 Dynamic Homes of Fargo/Moorhead, Inc. - Inactive
                           21.2 Dynamic Homes of Dakota, Inc. - Inactive
                           21.3 Rapid Building Systems, Inc. - Inactive
                           21.4 Shagawa Resort, Inc.

                  (27)   Financial Data Schedule

                  **  -  Omitted


         (B) REPORTS ON FORM 8-K:

                  No reports on Form 8-K have been filed by the registrant during the last quarter of the period covered by this report.





                   (Balance of page left intentionally blank)

                               DYNAMIC HOMES, INC.
                       SCHEDULE V - PROPERTY AND EQUIPMENT
     YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998 AND DECEMBER 27, 1997

                                       Balance                                          Balance
                                      Beginning       Additions       Retirements         End
                                       of Year         at Cost       and Transfers      of Year
                                    ------------    ------------     -------------    ------------
Year Ended December 27, 1997:
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $    165,300    $     54,700     $         --     $    220,000
    Buildings                            967,300         438,900           (5,400)       1,400,800
    Machinery and Equipment            1,619,300         319,200          (82,300)       1,856,200
    Construction in Progress             103,900                         (103,900)              --
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                329,200          11,900         (181,300)         159,800
    Buildings                          2,092,400         187,200               --        2,279,600
    Furniture, Fixtures & Equip          612,800          58,800             (300)         671,300
                                    ------------    ------------     ------------     ------------
                                    $  5,890,200    $  1,070,700     $   (373,200)    $  6,587,700
                                    ============    ============     ============     ============

Year Ended December 26, 1998:
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $    220,000    $     21,700     $         --     $    241,700
    Buildings                          1,400,800           2,200           (2,300)       1,400,700
    Machinery and Equipment            1,856,200         328,400         (243,100)       1,941,500
    Construction in Progress                  --          13,100           13,100
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                159,800              --               --          159,800
    Buildings                          2,279,600          19,800               --        2,299,400
    Furniture, Fixtures & Equip          671,300          34,400             (100)         705,600
                                    ------------    ------------     ------------     ------------
                                    $  6,587,700    $    419,600     $   (245,500)    $  6,761,800
                                    ============    ============     ============     ============

Year Ended December 25, 1999
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $    241,700    $     24,600               --     $    266,300
    Buildings                          1,400,700          45,900               --        1,446,600
    Machinery and Equipment            1,941,500         240,200          (91,400)       2,090,300
    Construction in Progress              13,100         344,500         (237,600)         120,000
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                159,800              --               --          159,800
    Buildings                          2,299,400          10,800               --        2,310,200
    Furniture, Fixtures & Equip          705,600          17,000               --          722,600
                                    ------------    ------------     ------------     ------------
                                    $  6,761,800    $    683,000     $   (329,000)    $  7,115,800
                                    ============    ============     ============     ============

                               DYNAMIC HOMES, INC.
        SCHEDULE VI - ACCUMULATED DEPRECIATION OF PROPERTY AND EQUIPMENT YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998 AND DECEMBER 27, 1997

                                       Balance                                          Balance
                                      Beginning       Additions       Retirements         End
                                       of Year         at Cost       and Transfers      of Year
                                    ------------    ------------     -------------    ------------
Year Ended December 27, 1997:
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $     49,600    $      8,100     $         --     $     57,700
    Buildings                            482,400          39,700           (5,400)         516,700
    Machinery and Equipment            1,065,800         172,900          (60,400)       1,178,300
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                  5,600          11,700               --           17,300
    Buildings                             26,200          52,300               --           78,500
    Furniture, Fixtures & Equip           43,800          91,700               --          135,500
                                    ------------    ------------     ------------     ------------
                                    $  1,673,400    $    376,400     $    (65,800)    $  1,984,000
                                    ============    ============     ============     ============

Year Ended December 26, 1998:
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $     57,700    $     10,600     $         --     $     68,300
    Buildings                            516,700          45,800           (2,300)         560,200
    Machinery and Equipment            1,178,300         210,400         (228,300)       1,160,400
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                 17,300          12,200               --           29,500
    Buildings                             78,500          52,700               --          131,200
    Furniture, Fixtures & Equip          135,500          98,400               --          233,900
                                    ------------    ------------     ------------     ------------
                                    $  1,984,000    $    430,100     $   (230,600)    $  2,183,500
                                    ============    ============     ============     ============

Year End December 25, 1999:
  Dynamic Homes, Inc.
  -------------------
    Land and Improvements           $     68,300    $     13,000     $         --     $     81,300
    Buildings                            560,200          46,700               --          606,900
    Machinery and Equipment            1,160,400         239,200          (91,300)       1,308,300
  Shagawa Resort, Inc.
  --------------------
    Land and Improvements                 29,500          12,200               --           41,700
    Buildings                            131,200          53,200               --          184,400
    Furniture, Fixtures & Equip          233,900         101,900               --          335,800
                                    ------------    ------------     ------------     ------------
                                    $  2,183,500    $    466,200     $    (91,300)    $  2,558,400
                                    ============    ============     ============     ============

                               DYNAMIC HOMES, INC.
                SCHEDULE VIII - VALUATION AND QUALIFYING ACCOUNTS
     YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998 AND DECEMBER 27, 1997


Transactions in the allowance for doubtful accounts during the years ended December 25, 1999 December 26, 1998 and December 27, 1997 were as follows:

                                    Balance       Provision        Accounts         Balance
                                   Beginning     Charged to     Chgd. Off Net         End
                                    of Year      Operations     of Recoveries       of Year
                                  ----------     ----------      -----------      ----------
Year Ended December 27, 1997      $   40,000     $    5,000      $         0      $   45,000

Year Ended December 26, 1998      $   45,000     $   16,000      $    (1,000)     $   60,000

Year Ended December 25, 1999      $   60,000     $   73,500      $  (121,200)     $   12,300






                   (Balance of page left intentionally blank)

                               DYNAMIC HOMES, INC.
                       SCHEDULE IX - SHORT TERM BORROWINGS
     YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998 AND DECEMBER 27, 1997


            The amounts reported represent amounts owed under a line of credit.

                                                              Average       Weighted
                                 Weighted      Maximum       Month End       Average
                                  Average     Borrowing      Borrowing      Interest
                     Balance     Interest    Outstanding    Outstanding       Rate
                       End        Rate at     During the     During the    During the
                    of Year(1)   Year End        Year          Year(2)       Year(3)
                    ----------   --------    -----------    -----------    ----------
Year Ended
December 27, 1997    $   -0-       8.50%       $360,000     $   57,000        8.50%

Year Ended
December 26, 1998    $   -0-       7.75%       $820,000     $  153,000        8.50%

Year Ended
December 25, 1999    $   -0-       8.50%     $1,070,000     $  222,900        7.80%

(1) Dynamic Homes, Inc. has available a line of credit which is collateralized by inventories and receivables. The credit available is based on specified percentages of inventories and receivables. On May 1, 1998, the Company renewed its credit line for a period of two years. The renewed credit line has maximum available borrowings to $1,500,000 at the bank's prime rate (8.50% at December 25, 1999). As of December 25, 1999, the Company did not have any outstanding borrowings under the line of credit agreement and there are no compensating balance requirements.

(2) Average amounts outstanding during the period are computed as an average of the month-end balances.

(3) For the periods presented the interest on the Company's short-term debt fluctuated with the prime rate. The weighted average interest rate was computed based upon the effective rate under the loan agreement in affect.

                               DYNAMIC HOMES, INC.
             SCHEDULE X - SUPPLEMENTARY INCOME STATEMENT INFORMATION
     YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998 AND DECEMBER 27, 1997

                                   Maintenance    Taxes, Other Than        Advertising/
                                   and Repairs    Payroll and Income    Promotion Expense
                                   -----------    ------------------    -----------------
Year Ended December 27, 1997      $ 290,700 (1)     $ 212,500 (1)          $ 353,600

Year Ended December 26, 1998      $ 293,900 (2)     $ 250,600 (2)          $ 405,900 (2)

Year Ended December 25, 1999      $ 344,400 (3)     $ 240,100 (3)          $ 470,000 (3)


         Amounts include the following Shagawa Resort, Inc. valuations:

                                                  (1)         (2)         (3)
                                                  ---         ---         ---
          Maintenance and Repairs              $  75,900   $  90,200   $ 100,000
          Real Estate Taxes                       99,900     123,800     110,600
          Advertising and Promotion Expense       90,600      91,900     101,300

Royalties, amortization of intangible assets, pre-operating costs and similar deferrals are not set forth, as such items do not exceed one percent of net sales as shown in the consolidated statement of operations (Note 3).





                   (Balance of page left intentionally blank)

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities on the dates indicated.




-----------------------------------          -----------------------------------
SCOTT D. LINDEMANN                           ISRAEL MIRVISS,
PRESIDENT, CEO                               DIRECTOR



-----------------------------------          -----------------------------------
D. RAYMOND MADISON,                          RONALD L. GUSTAFSON,
CHAIRMAN OF THE BOARD                        DIRECTOR



-----------------------------------          -----------------------------------
CLYDE R. LUND JR.,                           PETER K. PICHETTI,
SECRETARY                                    DIRECTOR



-----------------------------------          -----------------------------------
ELDON R. MATZ,                               LANCE G. MORGAN
CONTROLLER & TREASURER                       DIRECTOR







DATED: MARCH 14, 2000

                                   APPENDIX D


                                   FORM 10-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Attention: Filing Desk
                                    STOP 1-4
                               450 Fifth Street NW
                            Washington, DC 20549-1004
                Annual Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

For the fiscal year ended December 25, 1999
Commission file number 0-8585

                               Dynamic Homes, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Minnesota                                 41-0960127
---------------------------------------  ---------------------------------------
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)

525 Roosevelt Avenue, Detroit Lakes, MN               56501
---------------------------------------  ---------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number including area code - (218) - 847-2611

Securities registered pursuant to Section 12(g) of the act:

                                                Name of Exchange on
         Title of Each Class                    Which Registered
         -------------------                    ----------------

         Common Stock, $.10 par value           NASDAQ Small Cap Market
         ----------------------------           -----------------------

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.

                           YES __X__     NO _____

         As of March 14, 2000, 2,240,850 common shares were outstanding, and the aggregate market value of the common shares (based upon the sales price information of these shares as compiled by the NASDAQ market) of Dynamic Homes, Inc., held by non-affiliates was approximately $2,333,000. On January 7, 1995 the Company implemented a six-month plan to repurchase up to 100,000 shares of its outstanding common stock. As of March 14, 2000, a total of 43,080 have been repurchased. During 1996, the Company approved a new stock option plan and granted 240,000 options to various officers, directors and employees. The treasury stock and 205,000 available but unexercised options are excluded from the common shares outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE
                              (See following page)

                 Total number pages, including cover page - __

                      Documents Incorporated by Reference
                      -----------------------------------

Parts I, II, III, and IV of the Company's Annual Report to Shareholders for the year ended December 25, 1999, except as amended herein.

EXPLANATORY NOTE
The Company filed a preliminary proxy statement (the "Proxy") pursuant to
Section 14(a) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission on October 6, 2000. The Proxy incorporated the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 1999 by reference. In connection with the SEC's review of the Proxy, several comments were raised by the Staff relative to certain financial disclosures in the Company's Form 10-K. In response to the SEC's comments, the Company, in consultation with the Company's accountants, has determined to restate its financial statements for the fiscal year ended December 25, 1999. This Amendment includes these restated financial statements, together with the report thereon of EideBailly LLP dated November 16, 2000.

The restatements relate solely to the SEC's accounting comments regarding restatement of financial statements for all periods presented prior to the measurement date in accordance with APB 30. The restatements are necessary due to the sale of the Company's wholly-owned subsidiary, Shagawa Resort, Inc. and accordingly, to restate Shagawa Resort, Inc.'s operations as discontinued operations.

The item(s) amended are as follows:

Part II, Item 6  Selected Financial Data
Part II, Item 8  Financial Statements and Supplementary Data
Part IV, Item 14 Exhibits, Financial Statement Schedules and Reports on
                 Form 8-K


                                    PART II

ITEM 6. SELECTED FINANCIAL DATA

                                     Dec 25,          Dec 26,         Dec. 27,         Dec. 28,        Dec. 30,
YEARS ENDED                             1999             1998             1997             1996            1995
----------------------------------------------------------------------------------------------------------------
Net sales                       $ 13,158,900     $ 11,969,000     $ 11,236,600     $ 12,172,200    $ 10,849,000
Gross profit                       2,389,000        2,412,500        2,183,900        2,965,300       2,351,500
Operating expenses                 1,644,700        1,458,300        1,340,900        1,365,000       1,041,100
Operating income                     744,300          954,200          843,000        1,600,300       1,310,400
Net loss from operations of
discontinued subsidiary              (84,100)        (115,300)        (131,900)              --              --
Net income (See page 14)             347,900          374,300          329,100          908,100         809,100
Basic net income per
     common share               $        .16     $        .17     $        .15     $        .41    $        .37
Diluted net income per
     common share               $        .16     $        .17     $        .15     $        .41    $        .37

AT YEAR END
----------------------------------------------------------------------------------------------------------------
Working capital                 $  3,344,700     $  3,035,400     $  2,630,200     $  1,895,800    $  1,746,700
Total assets                       9,784,000        9,425,200        8,881,500        7,619,900       5,833,200
Long-term debt, Net                2,752,300        2,852,500        2,951,400        2,077,400       1,066,300
Stockholders' equity               5,454,400        5,106,500        4,732,200        4,403,100       3,479,300
Weighted average number
common shares outstanding          2,241,000        2,241,000        2,241,000        2,223,000       2,209,000

STATISTICAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Single-family unit sales                 224              206              201              219             192
Average square feet per
    single-family unit                 1,310            1,332            1,330            1,277           1,225
Total sq. feet of production         302,381          331,882          279,878          315,182         308,400

                          INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------


The Stockholders and Board of Directors
DYNAMIC HOMES, INC. AND SUBSIDIARIES
Detroit Lakes, Minnesota


We have audited the accompanying consolidated balance sheets of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 25, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 25, 1999, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its accounting for amortization of start-up activities in 1998.




Fargo, North Dakota
February 11, 2000, except for Note 18
  as to which the date is November 16, 2000

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 25, 1999 AND DECEMBER 26, 1998
--------------------------------------------------------------------------------

                                                          1999             1998
                                                      ------------     ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                        $    931,600     $    312,300
     Receivables
         Trade, less allowance for doubtful
             accounts 1999 $12,300; 1998 $60,000         1,796,900        1,491,500
         Refundable income taxes                            14,400               --
         Other                                               3,600           33,500
     Inventories                                         1,875,200        2,367,200
     Prepaid expenses                                       69,300           78,100
     Deferred income taxes                                 127,000          143,000
                                                      ------------     ------------

             Total current assets                        4,818,000        4,425,600


OTHER ASSETS, net of accumulated amortization              408,600          421,300


PROPERTY AND EQUIPMENT, net of accumulated
     depreciation                                        4,557,400        4,578,300
                                                      ------------     ------------

                                                      $  9,784,000     $  9,425,200
                                                      ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Current maturities of long-term debt             $    268,100     $    196,900
     Accounts payable                                      346,800          350,000
     Customer deposits                                     127,000          199,500
     Accrued expenses                                      731,400          638,900
     Income taxes payable                                       --            4,900
                                                      ------------     ------------

             Total current liabilities                   1,473,300        1,390,200
                                                      ------------     ------------

LONG-TERM DEBT, less current maturities                  2,752,300        2,852,500
                                                      ------------     ------------

DEFERRED INCOME TAXES                                      104,000           76,000
                                                      ------------     ------------

STOCKHOLDERS' EQUITY
     Common stock, par value $.10 per share
         Authorized, 5,000,000 shares
         Issued, 2,284,000 shares in 1999 and 1998         228,400          228,400
     Additional paid-in capital                            147,100          147,100
     Retained earnings                                   5,223,000        4,875,100
                                                      ------------     ------------
                                                         5,598,500        5,250,600
     Less treasury stock, at cost (43,080 shares)         (144,100)        (144,100)
                                                      ------------     ------------
                                                         5,454,400        5,106,500
                                                      ------------     ------------

                                                      $  9,784,000     $  9,425,200
                                                      ============     ============


See Notes to Consolidated Financial Statements                                 4

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                                1999             1998             1997
                                                            ------------     ------------     ------------
SALES                                                       $ 13,158,900     $ 11,969,000     $ 11,236,600

COST OF SALES                                                 10,769,900        9,556,500        9,052,700
                                                            ------------     ------------     ------------

GROSS PROFIT                                                   2,389,000        2,412,500        2,183,900

OPERATING EXPENSES                                             1,644,700        1,458,300        1,340,900
                                                            ------------     ------------     ------------

INCOME FROM OPERATIONS                                           744,300          954,200          843,000

OTHER INCOME (EXPENSES)
     Interest expense                                           (125,500)        (121,900)         (89,400)
     Interest income and service charges                          39,700           47,100           28,900
     Gain (loss) on sale of equipment                              8,000           19,400           (8,700)
     Other, net                                                   63,500           29,300            2,200
                                                            ------------     ------------     ------------

INCOME BEFORE INCOME TAXES                                       730,000          928,100          776,000

INCOME TAXES                                                     298,000          344,900          315,000
                                                            ------------     ------------     ------------

INCOME FROM CONTINUING OPERATIONS                                432,000          583,200          461,000

DISCONTINUED OPERATIONS
     Loss from operations of discontinued subsidiary,
         Shagawa Resort, Inc., net of income tax benefit         (84,100)        (115,300)        (131,900)
     Cumulative effect of accounting change, net of
         income tax                                                   --          (93,600)              --
                                                            ------------     ------------     ------------

NET INCOME                                                  $    347,900     $    374,300     $    329,100
                                                            ============     ============     ============

BASIC INCOME PER COMMON SHARE
     Income from continuing operations                      $       0.19     $       0.26     $       0.21
     Discontinued operations:
         Loss from operations of discontinued subsidiary           (0.03)           (0.05)           (0.06)
         Cumulative effect of accounting change                       --            (0.04)              --
                                                            ------------     ------------     ------------

     Net income                                             $       0.16     $       0.17     $       0.15
                                                            ============     ============     ============

DILUTED INCOME PER COMMON SHARE
     Income from continuing operations                      $       0.19     $       0.26     $       0.21
     Discontinued operations:
         Loss from operations of discontinued subsidiary           (0.03)           (0.05)           (0.06)
         Cumulative effect of accounting change                       --            (0.04)              --
                                                            ------------     ------------     ------------

     Net income                                             $       0.16     $       0.17     $       0.15
                                                            ============     ============     ============

PRO FORMA AMOUNTS ASSUMING RETROACTIVE
      APPLICATION OF ACCOUNTING CHANGE
         Net income                                                          $    523,900     $    370,100
         Basic income per common share                                               0.23             0.17
         Diluted income per common share                                             0.23             0.17
                                                                             ============     ============


See Notes to Consolidated Financial Statements                                 5

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997

--------------------------------------------------------------------------------

                                      Common Stock             Additional
                              ----------------------------       Paid-in        Retained       Treasury
                                 Shares          Amount          Capital        Earnings         Stock            Total
                              ------------    ------------    ------------    ------------    ------------     ------------
BALANCE, DECEMBER 28, 1996       2,284,000    $    228,400    $    147,100    $  4,171,700    $   (144,100)    $  4,403,100
     Net income                         --              --              --         329,100              --          329,100
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 27, 1997       2,284,000         228,400         147,100       4,500,800        (144,100)       4,732,200
     Net income                         --              --              --         374,300              --          374,300
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 26, 1998       2,284,000         228,400         147,100       4,875,100        (144,100)       5,106,500
     Net income                         --              --              --         347,900              --          347,900
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 25, 1999       2,284,000    $    228,400    $    147,100    $  5,223,000    $   (144,100)    $  5,454,400
                              ============    ============    ============    ============    ============     ============


See Notes to Consolidated Financial Statements                                 6

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                           1999             1998             1997
                                                       ------------     ------------     ------------
OPERATING ACTIVITIES
     Net income                                        $    347,900     $    374,300     $    329,100
     Charges and credits to net income
         not affecting cash
             Depreciation                                   466,200          430,100          376,400
             Amortization                                    30,300           22,900           59,400
             (Gain) loss on sale of equipment                (8,000)         (19,400)           8,700
             Deferred income taxes                           44,000          (48,000)          42,000
             Cumulative effect of accounting change              --          149,600               --
     Changes in assets and liabilities
         Receivables                                       (275,500)        (778,700)         (60,500)
         Inventories                                        492,000         (878,900)         107,000
         Prepaid expenses                                     8,800          (30,700)         (18,200)
         Accounts payable                                    (3,200)          89,000           44,900
         Customer deposits                                  (72,500)          22,400         (148,700)
         Accrued expenses                                    92,500          113,300           69,200
         Income taxes                                       (19,300)          42,500            4,200
                                                       ------------     ------------     ------------

NET CASH FROM (USED FOR) OPERATING
     ACTIVITIES                                           1,103,200         (511,600)         813,500
                                                       ------------     ------------     ------------

INVESTING ACTIVITIES
     Proceeds from sale of equipment                          8,000           34,100           13,000
     Payments for other assets                              (17,600)         (64,100)        (187,200)
     Purchase of property and equipment                    (445,300)        (353,500)        (653,500)
                                                       ------------     ------------     ------------

NET CASH USED FOR INVESTING ACTIVITIES                     (454,900)        (383,500)        (827,700)
                                                       ------------     ------------     ------------

FINANCING ACTIVITIES
     Principal payments on long-term debt                  (222,000)        (171,700)        (210,400)
     Proceeds from long-term debt borrowings                193,000           49,600        1,000,000
                                                       ------------     ------------     ------------

NET CASH FROM (USED FOR) FINANCING
     ACTIVITIES                                             (29,000)        (122,100)         789,600
                                                       ------------     ------------     ------------

NET CHANGE IN CASH AND CASH
     EQUIVALENTS                                            619,300       (1,017,200)         775,400

CASH AND CASH EQUIVALENTS AT
     BEGINNING OF YEAR                                      312,300        1,329,500          554,100
                                                       ------------     ------------     ------------

CASH AND CASH EQUIVALENTS AT
     END OF YEAR                                       $    931,600     $    312,300     $  1,329,500
                                                       ============     ============     ============


(continued on next page)                                                       7

CONSOLIDATED STATEMENTS OF CASH FLOWS- PAGE - 2
--------------------------------------------------------------------------------

                                                                   1999             1998            1997
                                                               ------------     ------------    ------------
SUPPLEMENTAL DISCLOSURES OF CASH
     FLOW INFORMATION
         Cash payments for
             Income taxes, net of refunds                      $    217,300     $    217,500    $    180,800
             Interest                                               267,800          254,700         232,000
                                                               ============     ============    ============


SUPPLEMENTAL SCHEDULE OF NONCASH
     INVESTING AND FINANCING ACTIVITIES

         Capital lease obligation incurred
             for use of new equipment                                           $     65,900    $     69,000
                                                                                ============    ============

         Contract for deed incurred for purchase of land                                        $     62,500
                                                                                                ============

         Purchase of assets, net of liabilities assumed, of
             Holiday Inn Sunspree Resort:
                 Fair value of assets acquired                                                  $    156,900
                 Liabilities assumed                                                                (104,300)
                                                                                                ------------

                 Cash paid                                                                      $     52,600
                                                                                                ============


See Notes to Consolidated Financial Statements                                 8

DYNAMIC HOMES, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

NOTE 1 - PRINCIPAL ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Dynamic Homes, Inc., its wholly-owned subsidiary, Shagawa Resort, Inc., and three additional wholly-owned subsidiaries which had no significant operations during 1999, 1998, and 1997. All significant intercompany accounts and transactions have been eliminated.

PRINCIPAL BUSINESS ACTIVITY

Dynamic Homes, Inc. manufactures modular, preconstructed buildings for single-family, multiple-family and commercial use. Commercial operations include the manufacture of preconstructed office buildings, motels and apartments.

Shagawa Resort, Inc. (a wholly-owned subsidiary) owns a hotel/resort which opened in May 1996. The resort was managed by an unrelated party through a management agreement with the Company through March 1997, at which time management of the resort was assumed by the Company.

CONCENTRATIONS OF CREDIT RISK

In the normal course of business the Company extends credit to its customers. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Accounts receivable are primarily due from customers in the Upper Midwest and are not concentrated in a particular industry.

The Company's cash balances are maintained in several bank deposit accounts. Periodically, balances in these accounts are in excess of federally insured limits.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORIES

Inventories are stated at the lower of cost (standard cost, which approximates average cost) or market. Cost of work in process and finished goods inventories includes materials, labor and factory overhead.

REVENUE RECOGNITION

Sales of Dynamic Homes, Inc. are recognized and recorded upon delivery of the finished product. Sales of Shagawa Resort, Inc. are recognized and recorded upon delivery of service.


(continued on next page)                                                       9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, including the cost of capitalized leased assets. Depreciation of property and equipment is computed using the straight-line method over the following estimated useful lives:

           Land improvements                           7-20 years
           Buildings                                  15-39 years
           Machinery and equipment                     3-10 years
           Capitalized leases                          7-10 years

Amortization of the capitalized leased assets is included with depreciation.

CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

FINANCIAL INSTRUMENTS

The carrying amount of cash and cash equivalents and accounts receivable approximate fair value because of the short maturity of these instruments.

The fair value of long-term debt is estimated based on borrowing rates currently available to the Company for bank loans with similar items and average maturities. The carrying amount of long-term debt approximates the estimated fair value at December 25, 1999 and December 26, 1998.

AMORTIZATION

Included in other assets are costs associated with obtaining financing which are being amortized on the straight-line basis over the life of the loans. Also included in other assets is goodwill related to the acquisition of Shagawa Resort, Inc., which is being amortized on the straight-line method over its estimated useful life.

During 1998, the Company adopted the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities', which requires companies to expense the cost of start-up activities as incurred. In accordance with the provisions of the statement, unamortized amounts of previously capitalized costs have been charged to operations as of the beginning of the year in which the statement was adopted. The provisions of the statement required implementation for years beginning after December 15, 1998, however, the Company elected to adopt the statement early.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of receivables, property and equipment, other assets, and accrued expenses, for financial and income tax reporting. The deferred tax assets and liabilities represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.


(continued on next page)                                                      10

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ADVERTISING COSTS

Costs incurred for producing and distributing advertising are expensed as incurred. The Company incurred advertising costs of $157,100 in 1999, $188,300 in 1998, and $148,000 in 1997.

FISCAL YEAR

The reporting period for the Company ends on the last Saturday of December each year, with the exception of Shagawa Resort, Inc. which has a reporting year ending on December 31. The year ended December 25, 1999 contained 52 weeks, the year ended December 26, 1998 contained 52 weeks, and the year ended December 27, 1997 contained 52 weeks.

INCOME PER COMMON SHARE

Basic income per common share is computed by dividing net income by the weighted average number of common shares outstanding during each year. Weighted average outstanding common shares were 2,241,000 in 1999, 1998, and 1997.

Diluted income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the year plus the incremental shares that are outstanding upon the exercise of dilutive stock options.

During 1997, the Company adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share", which requires companies to present basic earnings per share and diluted earnings per share, instead of primary earnings per share and fully diluted earnings per share as previously required.

NOTE 2 - INVENTORIES

                                                       1999            1998
                                                   ------------    ------------

     Raw materials                                 $    853,500    $    832,000
     Work in process                                    135,100         155,600
     Finished goods                                     886,600       1,379,600
                                                   ------------    ------------

                                                   $  1,875,200    $  2,367,200
                                                   ============    ============


(continued on next page)                                                      11

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - OTHER ASSETS

                                                     1999              1998
                                                 ------------     ------------

     Capitalized debt expense                    $    221,700     $    218,900
     Goodwill                                         119,400          119,400
     Replacement reserve account                      104,000          100,800
     Other                                             43,700           22,400
                                                 ------------     ------------
                                                      488,800          461,500
     Less accumulated amortization                    (80,200)         (40,200)
                                                 ------------     ------------

                                                 $    408,600     $    421,300
                                                 ============     ============


     NOTE 4 - PROPERTY AND EQUIPMENT

                                                     1999             1998
                                                 ------------     ------------

     Land and improvements                       $    426,100     $    401,500
     Buildings                                      3,756,800        3,700,100
     Machinery and equipment                        2,932,900        2,660,200
                                                 ------------     ------------
                                                    7,115,800        6,761,800
     Less accumulated depreciation                 (2,558,400)      (2,183,500)
                                                 ------------     ------------

                                                 $  4,557,400     $  4,578,300
                                                 ============     ============


NOTE 5 - LEASES

The Company leases equipment under long-term capital lease agreements. The lease agreements provide for varying monthly payments through July 2003.

                                                     1999             1998
                                                 ------------     ------------
     Capitalized leased assets consist of:

     Equipment                                   $    393,100     $    393,100
     Less accumulated amortization                   (165,800)        (109,700)
                                                 ------------     ------------

                                                 $    227,300     $    283,400
                                                 ============     ============


(continued on next page)                                                      12

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Minimum lease payments for the capital leases in future years are as follows:

     Years Ending December
     -----------------------

         2000                                           $     80,500
         2001                                                142,300
         2002                                                 41,900
         2003                                                 22,700
                                                        ------------
         Total minimum lease payments                        287,400
             Less interest                                   (48,600)
                                                        ------------

         Present value of minimum lease
             payments - Note 6                          $    238,800
                                                        ============


NOTE 6 - NOTE PAYABLE AND LONG-TERM DEBT

The Company has available a line of credit which is secured by inventories and receivables. The credit available is based on specified percentages of inventories and receivables to a maximum of $1,500,000. As of December 25, 1999 and December 26, 1998, there were no borrowings outstanding under the line of credit. Borrowings under the line of credit bear interest at a variable rate (8.5% at December 25, 1999) and there are no compensating balance requirements.

Long-term debt consists of:

                                                          1999         1998
                                                      -----------   -----------
Variable rate note payable (8.75% at December
     25, 1999), due in monthly installments of
     $8,200, including interest, to September
     2006, when the remaining balance is due,
     secured by substantially all assets of
     Shagawa Resort, Inc.                             $   861,900   $   882,900

7.32% note payable, due in monthly installments
     of $7,556, including interest, until August
     2016, secured by substantially all assets of
     Shagawa Resort, Inc., and a partial guarantee
     of the Small Business Administration                 869,500       895,500

8.25% note payable, due in monthly installments
     of $6,000, including interest, to March 2002,
     at which time the balance is due, secured by
     real estate and equipment                            551,100       576,500

Capitalized lease obligations, secured by leased
     assets - Note 5                                      238,800       291,800


(continued on next page)                                                      13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.25% note payable, due in monthly installments
     of $1,819, including interest, to April 2002,
     when the remaining balance is due, secured
     by second mortgage on building                       169,200       176,800

8.5% note payable, due in monthly installments
     of $3,302, including interest, to June 2003,
     secured by transportation equipment                  122,000            --

8% note payable, due in varying monthly
     installments, including interest, to March
     2002, secured by equipment                            96,700       136,900

6.5% contract for deed, due in annual installments
     of $10,500, plus interest, to August 2001,
     with a final payment of $15,500, plus interest,
     due August 2002, secured by land                      36,500        47,000

8.25% note payable, due in monthly installments
     of $1,892, including interest, to June 2001,
     secured by computer equipment                         33,600            --

4.9% note payable, due in monthly installments of
     $1,479, including interest, to June 2001,
     secured by equipment                                  25,700        41,800

Other                                                      15,400           200
                                                      -----------   -----------
                                                        3,020,400     3,049,400
Less current maturities                                  (268,100)     (196,900)
                                                      -----------   -----------

                                                      $ 2,752,300   $ 2,852,500
                                                      ===========   ===========

Long-term debt maturities are as follows:

     Years Ending December
     -----------------------

         2000                                         $   268,100
         2001                                             332,100
         2002                                             802,200
         2003                                             110,200
         2004                                              72,800
         Thereafter                                     1,435,000
                                                      -----------

                                                      $ 3,020,400
                                                      ===========


(continued on next page)                                                      14

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7 - CUSTOMER DEPOSITS

Customer deposits of $127,000 at December 25, 1999 and $199,500 at December 26, 1998 consisted of advance payments from customers for sales to be recognized in the following year. Sales to be recognized in 2000 related to customer deposits at December 25, 1999 are estimated to be $1,645,000.

NOTE 8 - ACCRUED EXPENSES

                                                      1999            1998
                                                  ------------    ------------

     Salaries, wages and vacations                $    259,700    $    259,500
     Taxes, other than income taxes                    125,300          97,300
     Warranty                                           75,700          72,300
     Other                                             270,700         209,800
                                                  ------------    ------------

                                                  $    731,400    $    638,900
                                                  ============    ============


NOTE 9 - STOCK OPTION PLAN

The Company approved a stock option plan in 1996, authorizing the use of 400,000 shares for the plan. During 1996, 240,000 options were granted; 200,000 to officers and directors at $2.3125 per share and 40,000 shares to various employees at $2.1562 per share. No options were exercised during 1999, 1998, or 1997, however during 1997, 25,000 of options to officers and 10,000 of options to employees were forfeited as a result of the respective individuals' separation from the Company. Compensation cost related to the options granted in 1996 had no effect on net income or income per share.

The fair value of each option grant was estimated on the date of grant in 1996 using the Black-Scholes option pricing model with the following weighted-average options: a risk-free interest rate of 6.5 percent, expected volatility of 28.77 percent, and no dividend yield. The assumption regarding the stock options issued to officers, directors, and employees in 1996 was that 100 percent of such options vested in 1996.


NOTE 10 - SALES

                                         1999           1998           1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Single-family              $ 10,904,300   $  9,924,800   $  9,681,600
          Multi-family/commercial       1,109,000        989,300        617,300
          Transportation                  703,200        645,000        568,400
          Other                           442,400        409,900        369,300
                                     ------------   ------------   ------------
                                       13,158,900     11,969,000     11,236,600
     Shagawa Resort, Inc.,
          discontinued subsidiary       2,050,700      1,936,300      1,622,400
                                     ------------   ------------   ------------

                                     $ 15,209,600   $ 13,905,300   $ 12,859,000
                                     ============   ============   ============


(continued on next page)                                                      15

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 11 - COST OF SALES

                                         1999           1998            1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Single-family              $  7,076,000   $  6,261,600   $  5,965,000
          Multi-family/commercial       1,088,100      1,073,300      1,001,600
          Transportation                1,643,400      1,358,500      1,336,200
          Other                           962,400        863,100        749,900
                                     ------------   ------------   ------------
                                       10,769,900      9,556,500      9,052,700
     Shagawa Resort, Inc.,
          discontinued subsidiary       1,128,400      1,098,100        951,900
                                     ------------   ------------   ------------

                                     $ 11,898,300   $ 10,654,600   $ 10,004,600
                                     ============   ============   ============


NOTE 12 - OPERATING EXPENSES

                                         1999           1998            1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Marketing                  $    619,300   $    534,900   $    462,300
          Administration                1,025,400        923,400        878,600
                                     ------------   ------------   ------------
                                        1,644,700      1,458,300      1,340,900
                                     ------------   ------------   ------------
     Shagawa Resort, Inc.
          Marketing                        77,400         68,000         75,100
          Administration                  846,200        817,700        724,000
                                     ------------   ------------   ------------
                                          923,600        885,700        799,100
                                     ------------   ------------   ------------

                                     $  2,568,300   $  2,344,000   $  2,140,000
                                     ============   ============   ============


NOTE 13 - INCOME TAXES

Net deferred tax assets and liabilities consist of the following components as of December 25, 1999 and December 26, 1998:

                                                        1999           1998
                                                    ------------   ------------

     Deferred tax assets
          Receivable allowances                     $      5,000   $     24,000
          Book/tax inventory adjustment                   26,000         30,000
          Intangible and other assets                     32,000         53,000
          Accrued expenses                                96,000         89,000
                                                    ------------   ------------

                                                    $    159,000   $    196,000
                                                    ============   ============

     Deferred tax liabilities
          Property and equipment                    $    136,000   $    129,000
                                                    ============   ============


(continued on next page)                                                      16

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The deferred tax amounts described above have been included in the accompanying balance sheets as of December 25, 1999 and December 26, 1998:

                                                                       1999            1998
                                                                   ------------    ------------
     Current assets                                                $    127,000    $    143,000
     Noncurrent liabilities                                            (104,000)        (76,000)
                                                                   ------------    ------------

                                                                   $     23,000    $     67,000
                                                                   ============    ============

The provision for income taxes charged to operations for the years ended December 25, 1999, December 26, 1998, and December 27, 1997, consists of the following:

                                                       1999            1998            1997
                                                   ------------    ------------    ------------
     Current expense
          Continuing operations                    $    254,000   $    392,900    $    273,000
          Discontinued operations                       (56,000)       (76,900)        (88,000)
          Cumulative effect of accounting change             --        (56,000)             --
     Deferred tax expense (benefit)                      44,000        (48,000)         42,000
                                                   ------------   ------------    ------------

                                                   $    242,000   $    212,000    $    227,000
                                                   ============   ============    ============

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 25, 1999, December 26, 1998, and December 27, 1997 due to the following:

                                                       1999           1998            1997
                                                   ------------   ------------    ------------
     Income tax computed at federal
          statutory rates                          $    201,000   $    199,000    $    189,000
     State taxes, net of federal
          tax benefit                                    35,000         35,000          33,000
     Change in income taxes resulting
          from non-deductible expenses                    6,000        (22,000)          5,000
                                                   ------------   ------------    ------------

                                                   $    242,000   $    212,000    $    227,000
                                                   ============   ============    ============


NOTE 14 - RELATED PARTY TRANSACTIONS

The Company had sales totaling approximately $2,001,300 in 1999, $868,000 in 1998, and $633,900 in 1997 to members of the board of directors and entities owned by Board members. At December 25, 1999 and December 26, 1998, the Company had accounts receivable of $229,000 and $115,100, respectively, relating to these sales.


(continued on next page)                                                      17

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 15 - MAJOR CUSTOMER

Dynamic Homes, Inc. and Subsidiaries derived approximately 10 percent of its revenue from one customer during the year ended December 25, 1999, 15 percent of its revenue from one customer during the year ended December 26, 1998; and 12 percent of its revenue from one customer during the year ended December 27, 1997.


NOTE 16 - EMPLOYEE BENEFIT PLAN

The Company has a qualified 401(k) plan which covers all employees who meet eligibility requirements of being actively employed at year end. Under the terms of the plan, employees may contribute 1 percent to 5 percent of their annual salary, up to the maximum allowed by Internal Revenue Service regulations. The Company's contribution to the plan, as determined by the board of directors, is discretionary but may not exceed 100 percent of the employees' contribution. The Company contributed $9,700 to the plan for the year ended December 25, 1999, $8,100 to the plan for the year ended December 26, 1998, and $7,000 for the year ended December 27, 1997.


NOTE 17 - BUSINESS SEGMENTS

The Company operates in two business segments: Dynamic Homes, Inc, which manufactures modular, pre-constructed buildings; and Shagawa Resort, Inc., which owns and operates a hotel/resort in northern Minnesota.

Information concerning the operations, net of eliminations, in these business segments as of December 25, 1999, December 26, 1998, and December 27, 1997 are as follows:

                                                   Dynamic        Shagawa
                                                 Homes, Inc.    Resort, Inc.     Consolidated
                                                ------------    ------------     ------------
     Year ended December 25, 1999:

         Sales                                  $ 13,158,900    $  2,050,700     $ 15,209,600
         Gross profit                              2,389,000         922,300        3,311,300
         Income (loss) from operations               744,300          (1,200)         743,100
         Interest expense                            125,500         141,900          267,400
         Net income (loss)                           432,000         (84,100)         347,900

         Depreciation                                298,900         167,300          466,200
         Amortization                                  5,000          25,300           30,300

         Total assets                              6,644,500       3,139,500        9,784,000
         Capital expenditures, including
             capital lease obligations               417,600          27,700          445,300


(continued on next page)                                                      18

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                   Dynamic        Shagawa
                                                 Homes, Inc.    Resort, Inc.     Consolidated
                                                ------------    ------------     ------------
     Year ended December 26, 1998:

         Sales                                  $ 11,969,000    $  1,936,300     $ 13,905,300
         Gross profit                              2,412,500         838,200        3,250,700
         Income (loss) from operations               954,200         (47,500)         906,700
         Interest expense                            121,900         147,200          269,100
         Net income (loss) before cumulative
             effect of accounting change             583,200        (115,300)         467,900

         Depreciation                                266,900         163,200          430,100
         Amortization                                  5,100          17,800           22,900

         Total assets                              6,124,100       3,301,100        9,425,200
         Capital expenditures, including
             capital lease obligations               365,500          53,900          419,400


     Year ended December 27, 1997:

         Sales                                  $ 11,236,600    $  1,622,400     $ 12,859,000
         Gross profit                              2,183,900         670,600        2,854,500
         Income (loss) from operations               843,000        (128,500)         714,500
         Interest expense                             89,400         147,900          237,300
         Net income (loss)                           461,000        (131,900)         329,100

         Depreciation                                220,600         155,800          376,400
         Amortization                                  5,300          54,100           59,400

         Total assets                              5,363,400       3,518,100        8,881,500
         Capital expenditures, including
             capital lease obligations               646,300          76,200          722,500


(continued on next page)                                                      19

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 18 - DISCONTINUED OPERATIONS

In May 2000, the Company completed the sale of its wholly-owned subsidiary, Shagawa Resort, Inc., for which the Company has recorded a loss of approximately $516,000. As a result of this transaction, the results of operations of Shagawa Resort, Inc. have been classified as discontinued operations and operating results for the years ended December 25, 1999, December 26, 1998 and December 27, 1997 have been restated.

Condensed operating results and balance sheets for the discontinued operation are as follows:

                                       1999             1998             1997
                                   ------------     ------------     ------------
OPERATIONS

     Sales                         $  2,050,700     $  1,936,300     $  1,622,400
     Cost of sales and expenses       2,052,000        1,983,800        1,751,000
                                   ------------     ------------     ------------
     Operating loss                      (1,300)         (47,500)        (128,600)
     Other income (expense)            (138,800)        (144,700)         (91,300)
                                   ------------     ------------     ------------
     Loss before income taxes          (140,100)        (192,200)        (219,900)
     Income tax benefit                  56,000           76,900           88,000
                                   ------------     ------------     ------------

     Net loss                      $    (84,100)    $   (115,300)    $   (131,900)
                                   ============     ============     ============


BALANCE SHEETS

     Current assets                $    135,600     $    135,600
     Noncurrent assets                3,003,900        3,165,600
                                   ------------     ------------
                                   $  3,139,500     $  3,301,200
                                   ============     ============


     Current liabilities           $  1,444,900     $  1,413,900
     Noncurrent liabilities           1,681,600        1,734,400
     Stockholders' equity                13,000          152,900
                                   ------------     ------------
                                   $  3,139,500     $  3,301,200
                                   ============     ============

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

         (A) 1. FINANCIAL STATEMENTS - Included in Part II, Item 8
                                                                            Page
                                                                            ----
               Independent Auditor's Report                                  18
               Consolidated Balance Sheets at December 25, 1999
                     and December 26, 1998                                   19
               Consolidated Statements of Operations for the years
                     ended December 25, 1999, December 26, 1998
                     and December 27, 1997                                   20
               Consolidated Statements of Stockholders' Equity for
                     the years ended December 25, 1999, December
                     26, 1998 and December 27, 1997                          21
               Consolidated Statements of Cash flows for the years
                     ended December 25, 1999, December 26, 1998
                     and December 27, 1997                                22-23
               Notes to Consolidated Financial Statements                    24

             2. FINANCIAL STATEMENT SCHEDULE - Included in Part IV

               Schedule V - Property and Equipment(1)                        39
               Schedule VI - Accumulated Depreciation of Property
                     and Equipment(1)                                        40
               Schedule VIII - Valuation and Qualifying Accounts(1)          41
               Schedule IX - Short-term Borrowings(1)                        42
               Schedule X - Supplementary Income Statement
                     Information(1)                                          43


         Other schedules are omitted because of the absence of conditions under which they are required or because the required information is given in the financial statements or notes thereto.

(1) Documents incorporated by reference to Form 10-K as filed for the year ended 1999.



                   (Balance of page left intentionally blank)

3. EXHIBITS:

             (3) Articles of Incorporation and Bylaws incorporated by reference to Form 10-K as filed for the year ended December 27, 1986.**

             (13) Annual Report to Security Holders.**

             (21) Subsidiaries of Dynamic Homes, Inc.:
                    21.1 Dynamic Homes of Fargo/Moorhead, Inc. - Inactive
                    21.2 Dynamic Homes of Dakota, Inc. - Inactive
                    21.3 Rapid Building Systems, Inc. - Inactive
                    21.4 Shagawa Resort, Inc.

             ** - Omitted

         (B) REPORTS ON FORM 8-K:
                  No reports on Form 8-K have been filed by the registrant during the last quarter of the period covered by this report.










                   (Balance of page left intentionally blank)

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities on the dates indicated.



/s/ Scott D. Lindemann                       /s/ Israel Mirviss
-----------------------------------          -----------------------------------
SCOTT D. LINDEMANN                           ISRAEL MIRVISS,
PRESIDENT, CEO                               CHAIRMAN OF THE BOARD
11/20/00                                     11/20/00

/s/ Ronald L. Gustafson                      /s/ Clyde R. Lund, Jr.
-----------------------------------          -----------------------------------
RONALD L. GUSTAFSON,                         CLYDE R. LUND, JR.,
DIRECTOR                                     SECRETARY
11/20/00                                     11/20/00

/s/ Peter K. Pichetti                        Eldon R. Matz
-----------------------------------          -----------------------------------
PETER K. PICHETTI,                           ELDON R. MATZ,
DIRECTOR                                     CONTROLLER & TREASURER
11/20/00                                     11/20/00




DATED: NOVEMBER 20, 2000

                                   FORM 10-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Attention: Filing Desk
                                    STOP 1-4
                               450 Fifth Street NW
                            Washington, DC 20549-1004
                Annual Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

For the fiscal year ended December 25, 1999
Commission file number 0-8585

                               Dynamic Homes, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Minnesota                                 41-0960127
---------------------------------------  ---------------------------------------
(State or other jurisdiction of             (IRS Employer Identification No.)
 incorporation or organization)

525 Roosevelt Avenue, Detroit Lakes, MN               56501
---------------------------------------  ---------------------------------------
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number including area code - (218) - 847-2611

Securities registered pursuant to Section 12(g) of the act:

                                                Name of Exchange on
         Title of Each Class                    Which Registered
         -------------------                    ----------------

         Common Stock, $.10 par value           NASDAQ Small Cap Market
         ----------------------------           -----------------------

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.

                           YES __X__     NO _____

         As of March 14, 2000, 2,240,850 common shares were outstanding, and the aggregate market value of the common shares (based upon the sales price information of these shares as compiled by the NASDAQ market) of Dynamic Homes, Inc., held by non-affiliates was approximately $2,333,000. On January 7, 1995 the Company implemented a six-month plan to repurchase up to 100,000 shares of its outstanding common stock. As of March 14, 2000, a total of 43,080 have been repurchased. During 1996, the Company approved a new stock option plan and granted 240,000 options to various officers, directors and employees. The treasury stock and 205,000 available but unexercised options are excluded from the common shares outstanding.

                       DOCUMENTS INCORPORATED BY REFERENCE
                              (See following page)

                 Total number pages, including cover page - __

                      Documents Incorporated by Reference
                      -----------------------------------

Parts I, II, III, and IV of the Company's Annual Report to Shareholders for the year ended December 25, 1999, except as amended herein.

EXPLANATORY NOTE
The Company filed a preliminary proxy statement (the "Proxy") pursuant to
Section 14(a) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission on October 6, 2000. The Proxy incorporated the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 1999 by reference. In connection with the SEC's review of the Proxy, several comments were raised by the Staff relative to certain financial disclosures in the Company's Form 10-K. In response to the SEC's comments, the Company, in consultation with the Company's accountants, has determined to restate its financial statements for the fiscal year ended December 25, 1999. This Amendment includes these restated financial statements, together with the report thereon of EideBailly LLP dated November 16, 2000.

The restatements relate solely to the SEC's accounting comments regarding restatement of financial statements for all periods presented prior to the measurement date in accordance with APB 30. The restatements are necessary due to the sale of the Company's wholly-owned subsidiary, Shagawa Resort, Inc. and accordingly, to restate Shagawa Resort, Inc.'s operations as discontinued operations.

The item(s) amended are as follows:

Part II, Item 6  Selected Financial Data
Part II, Item 8  Financial Statements and Supplementary Data
Part IV, Item 14 Exhibits, Financial Statement Schedules and Reports on
                 Form 8-K



                                    PART II

ITEM 6. SELECTED FINANCIAL DATA

                                     Dec 25,          Dec 26,         Dec. 27,         Dec. 28,        Dec. 30,
YEARS ENDED                             1999             1998             1997             1996            1995
----------------------------------------------------------------------------------------------------------------
Net sales                       $ 13,158,900     $ 11,969,000     $ 11,236,600     $ 12,172,200    $ 10,849,000
Gross profit                       2,389,000        2,412,500        2,183,900        2,965,300       2,351,500
Operating expenses                 1,644,700        1,458,300        1,340,900        1,365,000       1,041,100
Operating income                     744,300          954,200          843,000        1,600,300       1,310,400
Net loss from operations of
discontinued subsidiary              (84,100)        (115,300)        (131,900)              --              --
Net income (See page 14)             347,900          374,300          329,100          908,100         809,100
Basic net income per
     common share               $        .16     $        .17     $        .15     $        .41    $        .37
Diluted net income per
     common share               $        .16     $        .17     $        .15     $        .41    $        .37

AT YEAR END
----------------------------------------------------------------------------------------------------------------
Working capital                 $  3,344,700     $  3,035,400     $  2,630,200     $  1,895,800    $  1,746,700
Total assets                       9,784,000        9,425,200        8,881,500        7,619,900       5,833,200
Long-term debt, Net                2,752,300        2,852,500        2,951,400        2,077,400       1,066,300
Stockholders' equity               5,454,400        5,106,500        4,732,200        4,403,100       3,479,300
Weighted average number
common shares outstanding          2,241,000        2,241,000        2,241,000        2,223,000       2,209,000

STATISTICAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
Single-family unit sales                 224              206              201              219             192
Average square feet per
    single-family unit                 1,310            1,332            1,330            1,277           1,225
Total sq. feet of production         302,381          331,882          279,878          315,182         308,400

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The following consolidated Financial Statements of the Company, and its subsidiaries, together with the reports of the independent auditors thereon, are presented on pages: 3 through 20 hereof as set forth below:

                                                                        Page No.
INDEPENDENT AUDITOR'S REPORT                                            3

CONSOLIDATED FINANCIAL STATEMENTS
     Consolidated Balance Sheets                                        4
     Consolidated Statements of Operations                              5
     Consolidated Statements of Stockholders' Equity                    6
     Consolidated Statements of Cash Flows                              7
     Notes to Financial Statements                                      9

                          INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------


The Stockholders and Board of Directors
DYNAMIC HOMES, INC. AND SUBSIDIARIES
Detroit Lakes, Minnesota


We have audited the accompanying consolidated balance sheets of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended December 25, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of DYNAMIC HOMES, INC. AND SUBSIDIARIES as of December 25, 1999 and December 26, 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 25, 1999, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its accounting for amortization of start-up activities in 1998.

/s/ Eide Bailly LLP


Fargo, North Dakota
February 11, 2000, except for Note 18
  as to which the date is November 16, 2000

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 25, 1999 AND DECEMBER 26, 1998
--------------------------------------------------------------------------------

                                                          1999             1998
                                                      ------------     ------------
ASSETS

CURRENT ASSETS
     Cash and cash equivalents                        $    931,600     $    312,300
     Receivables
         Trade, less allowance for doubtful
             accounts 1999 $12,300; 1998 $60,000         1,796,900        1,491,500
         Refundable income taxes                            14,400               --
         Other                                               3,600           33,500
     Inventories                                         1,875,200        2,367,200
     Prepaid expenses                                       69,300           78,100
     Deferred income taxes                                 127,000          143,000
                                                      ------------     ------------

             Total current assets                        4,818,000        4,425,600


OTHER ASSETS, net of accumulated amortization              408,600          421,300


PROPERTY AND EQUIPMENT, net of accumulated
     depreciation                                        4,557,400        4,578,300
                                                      ------------     ------------

                                                      $  9,784,000     $  9,425,200
                                                      ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Current maturities of long-term debt             $    268,100     $    196,900
     Accounts payable                                      346,800          350,000
     Customer deposits                                     127,000          199,500
     Accrued expenses                                      731,400          638,900
     Income taxes payable                                       --            4,900
                                                      ------------     ------------

             Total current liabilities                   1,473,300        1,390,200
                                                      ------------     ------------

LONG-TERM DEBT, less current maturities                  2,752,300        2,852,500
                                                      ------------     ------------

DEFERRED INCOME TAXES                                      104,000           76,000
                                                      ------------     ------------

STOCKHOLDERS' EQUITY
     Common stock, par value $.10 per share
         Authorized, 5,000,000 shares
         Issued, 2,284,000 shares in 1999 and 1998         228,400          228,400
     Additional paid-in capital                            147,100          147,100
     Retained earnings                                   5,223,000        4,875,100
                                                      ------------     ------------
                                                         5,598,500        5,250,600
     Less treasury stock, at cost (43,080 shares)         (144,100)        (144,100)
                                                      ------------     ------------
                                                         5,454,400        5,106,500
                                                      ------------     ------------

                                                      $  9,784,000     $  9,425,200
                                                      ============     ============


See Notes to Consolidated Financial Statements                                 4

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                                1999             1998             1997
                                                            ------------     ------------     ------------
SALES                                                       $ 13,158,900     $ 11,969,000     $ 11,236,600

COST OF SALES                                                 10,769,900        9,556,500        9,052,700
                                                            ------------     ------------     ------------

GROSS PROFIT                                                   2,389,000        2,412,500        2,183,900

OPERATING EXPENSES                                             1,644,700        1,458,300        1,340,900
                                                            ------------     ------------     ------------

INCOME FROM OPERATIONS                                           744,300          954,200          843,000

OTHER INCOME (EXPENSES)
     Interest expense                                           (125,500)        (121,900)         (89,400)
     Interest income and service charges                          39,700           47,100           28,900
     Gain (loss) on sale of equipment                              8,000           19,400           (8,700)
     Other, net                                                   63,500           29,300            2,200
                                                            ------------     ------------     ------------

INCOME BEFORE INCOME TAXES                                       730,000          928,100          776,000

INCOME TAXES                                                     298,000          344,900          315,000
                                                            ------------     ------------     ------------

INCOME FROM CONTINUING OPERATIONS                                432,000          583,200          461,000

DISCONTINUED OPERATIONS
     Loss from operations of discontinued subsidiary,
         Shagawa Resort, Inc., net of income tax benefit         (84,100)        (115,300)        (131,900)
     Cumulative effect of accounting change, net of
         income tax                                                   --          (93,600)              --
                                                            ------------     ------------     ------------

NET INCOME                                                  $    347,900     $    374,300     $    329,100
                                                            ============     ============     ============

BASIC INCOME PER COMMON SHARE
     Income from continuing operations                      $       0.19     $       0.26     $       0.21
     Discontinued operations:
         Loss from operations of discontinued subsidiary           (0.03)           (0.05)           (0.06)
         Cumulative effect of accounting change                       --            (0.04)              --
                                                            ------------     ------------     ------------

     Net income                                             $       0.16     $       0.17     $       0.15
                                                            ============     ============     ============

DILUTED INCOME PER COMMON SHARE
     Income from continuing operations                      $       0.19     $       0.26     $       0.21
     Discontinued operations:
         Loss from operations of discontinued subsidiary           (0.03)           (0.05)           (0.06)
         Cumulative effect of accounting change                       --            (0.04)              --
                                                            ------------     ------------     ------------

     Net income                                             $       0.16     $       0.17     $       0.15
                                                            ============     ============     ============

PRO FORMA AMOUNTS ASSUMING RETROACTIVE
      APPLICATION OF ACCOUNTING CHANGE
         Net income                                                          $    523,900     $    370,100
         Basic income per common share                                               0.23             0.17
         Diluted income per common share                                             0.23             0.17
                                                                             ============     ============


See Notes to Consolidated Financial Statements                                 5

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997

--------------------------------------------------------------------------------

                                      Common Stock             Additional
                              ----------------------------       Paid-in        Retained       Treasury
                                 Shares          Amount          Capital        Earnings         Stock            Total
                              ------------    ------------    ------------    ------------    ------------     ------------
BALANCE, DECEMBER 28, 1996       2,284,000    $    228,400    $    147,100    $  4,171,700    $   (144,100)    $  4,403,100
     Net income                         --              --              --         329,100              --          329,100
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 27, 1997       2,284,000         228,400         147,100       4,500,800        (144,100)       4,732,200
     Net income                         --              --              --         374,300              --          374,300
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 26, 1998       2,284,000         228,400         147,100       4,875,100        (144,100)       5,106,500
     Net income                         --              --              --         347,900              --          347,900
                              ------------    ------------    ------------    ------------    ------------     ------------

BALANCE, DECEMBER 25, 1999       2,284,000    $    228,400    $    147,100    $  5,223,000    $   (144,100)    $  5,454,400
                              ============    ============    ============    ============    ============     ============


See Notes to Consolidated Financial Statements                                 6

DYNAMIC HOMES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

                                                           1999             1998             1997
                                                       ------------     ------------     ------------
OPERATING ACTIVITIES
     Net income                                        $    347,900     $    374,300     $    329,100
     Charges and credits to net income
         not affecting cash
             Depreciation                                   466,200          430,100          376,400
             Amortization                                    30,300           22,900           59,400
             (Gain) loss on sale of equipment                (8,000)         (19,400)           8,700
             Deferred income taxes                           44,000          (48,000)          42,000
             Cumulative effect of accounting change              --          149,600               --
     Changes in assets and liabilities
         Receivables                                       (275,500)        (778,700)         (60,500)
         Inventories                                        492,000         (878,900)         107,000
         Prepaid expenses                                     8,800          (30,700)         (18,200)
         Accounts payable                                    (3,200)          89,000           44,900
         Customer deposits                                  (72,500)          22,400         (148,700)
         Accrued expenses                                    92,500          113,300           69,200
         Income taxes                                       (19,300)          42,500            4,200
                                                       ------------     ------------     ------------

NET CASH FROM (USED FOR) OPERATING
     ACTIVITIES                                           1,103,200         (511,600)         813,500
                                                       ------------     ------------     ------------

INVESTING ACTIVITIES
     Proceeds from sale of equipment                          8,000           34,100           13,000
     Payments for other assets                              (17,600)         (64,100)        (187,200)
     Purchase of property and equipment                    (445,300)        (353,500)        (653,500)
                                                       ------------     ------------     ------------

NET CASH USED FOR INVESTING ACTIVITIES                     (454,900)        (383,500)        (827,700)
                                                       ------------     ------------     ------------

FINANCING ACTIVITIES
     Principal payments on long-term debt                  (222,000)        (171,700)        (210,400)
     Proceeds from long-term debt borrowings                193,000           49,600        1,000,000
                                                       ------------     ------------     ------------

NET CASH FROM (USED FOR) FINANCING
     ACTIVITIES                                             (29,000)        (122,100)         789,600
                                                       ------------     ------------     ------------

NET CHANGE IN CASH AND CASH
     EQUIVALENTS                                            619,300       (1,017,200)         775,400

CASH AND CASH EQUIVALENTS AT
     BEGINNING OF YEAR                                      312,300        1,329,500          554,100
                                                       ------------     ------------     ------------

CASH AND CASH EQUIVALENTS AT
     END OF YEAR                                       $    931,600     $    312,300     $  1,329,500
                                                       ============     ============     ============


(continued on next page)                                                       7

CONSOLIDATED STATEMENTS OF CASH FLOWS- PAGE - 2
--------------------------------------------------------------------------------

                                                                   1999             1998            1997
                                                               ------------     ------------    ------------
SUPPLEMENTAL DISCLOSURES OF CASH
     FLOW INFORMATION
         Cash payments for
             Income taxes, net of refunds                      $    217,300     $    217,500    $    180,800
             Interest                                               267,800          254,700         232,000
                                                               ============     ============    ============


SUPPLEMENTAL SCHEDULE OF NONCASH
     INVESTING AND FINANCING ACTIVITIES

         Capital lease obligation incurred
             for use of new equipment                                           $     65,900    $     69,000
                                                                                ============    ============

         Contract for deed incurred for purchase of land                                        $     62,500
                                                                                                ============

         Purchase of assets, net of liabilities assumed, of
             Holiday Inn Sunspree Resort:
                 Fair value of assets acquired                                                  $    156,900
                 Liabilities assumed                                                                (104,300)
                                                                                                ------------

                 Cash paid                                                                      $     52,600
                                                                                                ============


See Notes to Consolidated Financial Statements                                 8

DYNAMIC HOMES, INC. AND SUBSIDIARIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 25, 1999, DECEMBER 26, 1998, AND DECEMBER 27, 1997
--------------------------------------------------------------------------------

NOTE 1 - PRINCIPAL ACTIVITY AND SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of Dynamic Homes, Inc., its wholly-owned subsidiary, Shagawa Resort, Inc., and three additional wholly-owned subsidiaries which had no significant operations during 1999, 1998, and 1997. All significant intercompany accounts and transactions have been eliminated.

PRINCIPAL BUSINESS ACTIVITY

Dynamic Homes, Inc. manufactures modular, preconstructed buildings for single-family, multiple-family and commercial use. Commercial operations include the manufacture of preconstructed office buildings, motels and apartments.

Shagawa Resort, Inc. (a wholly-owned subsidiary) owns a hotel/resort which opened in May 1996. The resort was managed by an unrelated party through a management agreement with the Company through March 1997, at which time management of the resort was assumed by the Company.

CONCENTRATIONS OF CREDIT RISK

In the normal course of business the Company extends credit to its customers. The Company performs periodic credit evaluations of its customers' financial condition and generally does not require collateral. Accounts receivable are primarily due from customers in the Upper Midwest and are not concentrated in a particular industry.

The Company's cash balances are maintained in several bank deposit accounts. Periodically, balances in these accounts are in excess of federally insured limits.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVENTORIES

Inventories are stated at the lower of cost (standard cost, which approximates average cost) or market. Cost of work in process and finished goods inventories includes materials, labor and factory overhead.

REVENUE RECOGNITION

Sales of Dynamic Homes, Inc. including transportation revenues, are recognized and recorded upon delivery of the finished product. Sales of Shagawa Resort, Inc. are recognized and recorded upon delivery of service.


(continued on next page)                                                       9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost, including the cost of capitalized leased assets. Depreciation of property and equipment is computed using the straight-line method over the following estimated useful lives:

           Land improvements                           7-20 years
           Buildings                                  15-39 years
           Machinery and equipment                     3-10 years
           Capitalized leases                          7-10 years

Amortization of the capitalized leased assets is included with depreciation.

CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

FINANCIAL INSTRUMENTS

The carrying amount of cash and cash equivalents and accounts receivable approximate fair value because of the short maturity of these instruments.

The fair value of long-term debt is estimated based on borrowing rates currently available to the Company for bank loans with similar items and average maturities. The carrying amount of long-term debt approximates the estimated fair value at December 25, 1999 and December 26, 1998.

AMORTIZATION

Included in other assets are costs associated with obtaining financing which are being amortized on the straight-line basis over the life of the loans. Also included in other assets is goodwill related to the acquisition of Shagawa Resort, Inc., which is being amortized on the straight-line method over its estimated useful life.

During 1998, the Company adopted the provisions of Statement of Position 98-5, "Reporting on the Costs of Start-up Activities', which requires companies to expense the cost of start-up activities as incurred. In accordance with the provisions of the statement, unamortized amounts of previously capitalized costs have been charged to operations as of the beginning of the year in which the statement was adopted. The provisions of the statement required implementation for years beginning after December 15, 1998, however, the Company elected to adopt the statement early.

INCOME TAXES

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the basis of receivables, property and equipment, other assets, and accrued expenses, for financial and income tax reporting. The deferred tax assets and liabilities represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.


(continued on next page)                                                      10

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ADVERTISING COSTS

Costs incurred for producing and distributing advertising are expensed as incurred. The Company incurred advertising costs of $157,100 in 1999, $188,300 in 1998, and $148,000 in 1997.

FISCAL YEAR

The reporting period for the Company ends on the last Saturday of December each year, with the exception of Shagawa Resort, Inc. which has a reporting year ending on December 31. The year ended December 25, 1999 contained 52 weeks, the year ended December 26, 1998 contained 52 weeks, and the year ended December 27, 1997 contained 52 weeks.

INCOME PER COMMON SHARE

Basic income per common share is computed by dividing net income by the weighted average number of common shares outstanding during each year. Weighted average outstanding common shares were 2,241,000 in 1999, 1998, and 1997.

Diluted income per common share is computed by dividing net income by the weighted average number of common shares outstanding during the year plus the incremental shares that are outstanding upon the exercise of dilutive stock options.

During 1997, the Company adopted the provisions of Statement of Financial Accounting Standards No. 128, "Earnings Per Share", which requires companies to present basic earnings per share and diluted earnings per share, instead of primary earnings per share and fully diluted earnings per share as previously required.

NOTE 2 - INVENTORIES

                                                       1999            1998
                                                   ------------    ------------

     Raw materials                                 $    853,500    $    832,000
     Work in process                                    135,100         155,600
     Finished goods                                     886,600       1,379,600
                                                   ------------    ------------

                                                   $  1,875,200    $  2,367,200
                                                   ============    ============


(continued on next page)                                                      11

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 3 - OTHER ASSETS

                                                     1999              1998
                                                 ------------     ------------

     Capitalized debt expense                    $    221,700     $    218,900
     Goodwill                                         119,400          119,400
     Replacement reserve account                      104,000          100,800
     Other                                             43,700           22,400
                                                 ------------     ------------
                                                      488,800          461,500
     Less accumulated amortization                    (80,200)         (40,200)
                                                 ------------     ------------

                                                 $    408,600     $    421,300
                                                 ============     ============


     NOTE 4 - PROPERTY AND EQUIPMENT

                                                     1999             1998
                                                 ------------     ------------

     Land and improvements                       $    426,100     $    401,500
     Buildings                                      3,756,800        3,700,100
     Machinery and equipment                        2,932,900        2,660,200
                                                 ------------     ------------
                                                    7,115,800        6,761,800
     Less accumulated depreciation                 (2,558,400)      (2,183,500)
                                                 ------------     ------------

                                                 $  4,557,400     $  4,578,300
                                                 ============     ============


NOTE 5 - LEASES

The Company leases equipment under long-term capital lease agreements. The lease agreements provide for varying monthly payments through July 2003.

                                                     1999             1998
                                                 ------------     ------------
     Capitalized leased assets consist of:

     Equipment                                   $    393,100     $    393,100
     Less accumulated amortization                   (165,800)        (109,700)
                                                 ------------     ------------

                                                 $    227,300     $    283,400
                                                 ============     ============


(continued on next page)                                                      12

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Minimum lease payments for the capital leases in future years are as follows:

     Years Ending December
     -----------------------

         2000                                           $     80,500
         2001                                                142,300
         2002                                                 41,900
         2003                                                 22,700
                                                        ------------
         Total minimum lease payments                        287,400
             Less interest                                   (48,600)
                                                        ------------

         Present value of minimum lease
             payments - Note 6                          $    238,800
                                                        ============


NOTE 6 - NOTE PAYABLE AND LONG-TERM DEBT

The Company has available a line of credit which is secured by inventories and receivables. The credit available is based on specified percentages of inventories and receivables to a maximum of $1,500,000. As of December 25, 1999 and December 26, 1998, there were no borrowings outstanding under the line of credit. Borrowings under the line of credit bear interest at a variable rate (8.5% at December 25, 1999) and there are no compensating balance requirements.

Long-term debt consists of:

                                                          1999         1998
                                                      -----------   -----------
Variable rate note payable (8.75% at December
     25, 1999), due in monthly installments of
     $8,200, including interest, to September
     2006, when the remaining balance is due,
     secured by substantially all assets of
     Shagawa Resort, Inc.                             $   861,900   $   882,900

7.32% note payable, due in monthly installments
     of $7,556, including interest, until August
     2016, secured by substantially all assets of
     Shagawa Resort, Inc., and a partial guarantee
     of the Small Business Administration                 869,500       895,500

8.25% note payable, due in monthly installments
     of $6,000, including interest, to March 2002,
     at which time the balance is due, secured by
     real estate and equipment                            551,100       576,500

Capitalized lease obligations, secured by leased
     assets - Note 5                                      238,800       291,800


(continued on next page)                                                      13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8.25% note payable, due in monthly installments
     of $1,819, including interest, to April 2002,
     when the remaining balance is due, secured
     by second mortgage on building                       169,200       176,800

8.5% note payable, due in monthly installments
     of $3,302, including interest, to June 2003,
     secured by transportation equipment                  122,000            --

8% note payable, due in varying monthly
     installments, including interest, to March
     2002, secured by equipment                            96,700       136,900

6.5% contract for deed, due in annual installments
     of $10,500, plus interest, to August 2001,
     with a final payment of $15,500, plus interest,
     due August 2002, secured by land                      36,500        47,000

8.25% note payable, due in monthly installments
     of $1,892, including interest, to June 2001,
     secured by computer equipment                         33,600            --

4.9% note payable, due in monthly installments of
     $1,479, including interest, to June 2001,
     secured by equipment                                  25,700        41,800

Other                                                      15,400           200
                                                      -----------   -----------
                                                        3,020,400     3,049,400
Less current maturities                                  (268,100)     (196,900)
                                                      -----------   -----------

                                                      $ 2,752,300   $ 2,852,500
                                                      ===========   ===========

Long-term debt maturities are as follows:

     Years Ending December
     -----------------------

         2000                                         $   268,100
         2001                                             332,100
         2002                                             802,200
         2003                                             110,200
         2004                                              72,800
         Thereafter                                     1,435,000
                                                      -----------

                                                      $ 3,020,400
                                                      ===========


(continued on next page)                                                      14

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 7 - CUSTOMER DEPOSITS

Customer deposits of $127,000 at December 25, 1999 and $199,500 at December 26, 1998 consisted of advance payments from customers for sales to be recognized in the following year. Sales to be recognized in 2000 related to customer deposits at December 25, 1999 are estimated to be $1,645,000.

NOTE 8 - ACCRUED EXPENSES

                                                      1999            1998
                                                  ------------    ------------

     Salaries, wages and vacations                $    259,700    $    259,500
     Taxes, other than income taxes                    125,300          97,300
     Warranty                                           75,700          72,300
     Other                                             270,700         209,800
                                                  ------------    ------------

                                                  $    731,400    $    638,900
                                                  ============    ============


NOTE 9 - STOCK OPTION PLAN

The Company approved a stock option plan in 1996, authorizing the use of 400,000 shares for the plan. During 1996, 240,000 options were granted; 200,000 to officers and directors at $2.3125 per share and 40,000 shares to various employees at $2.1562 per share. No options were exercised during 1999, 1998, or 1997, however during 1997, 25,000 of options to officers and 10,000 of options to employees were forfeited as a result of the respective individuals' separation from the Company. Compensation cost related to the options granted in 1996 had no effect on net income or income per share.

The fair value of each option grant was estimated on the date of grant in 1996 using the Black-Scholes option pricing model with the following weighted-average options: a risk-free interest rate of 6.5 percent, expected volatility of 28.77 percent, and no dividend yield. The assumption regarding the stock options issued to officers, directors, and employees in 1996 was that 100 percent of such options vested in 1996.


NOTE 10 - SALES

                                         1999           1998           1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Single-family              $ 10,904,300   $  9,924,800   $  9,681,600
          Multi-family/commercial       1,109,000        989,300        617,300
          Transportation                  703,200        645,000        568,400
          Other                           442,400        409,900        369,300
                                     ------------   ------------   ------------
                                       13,158,900     11,969,000     11,236,600
     Shagawa Resort, Inc.,
          discontinued subsidiary       2,050,700      1,936,300      1,622,400
                                     ------------   ------------   ------------

                                     $ 15,209,600   $ 13,905,300   $ 12,859,000
                                     ============   ============   ============


(continued on next page)                                                      15

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 11 - COST OF SALES

                                         1999           1998            1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Single-family              $  7,076,000   $  6,261,600   $  5,965,000
          Multi-family/commercial       1,088,100      1,073,300      1,001,600
          Transportation                1,643,400      1,358,500      1,336,200
          Other                           962,400        863,100        749,900
                                     ------------   ------------   ------------
                                       10,769,900      9,556,500      9,052,700
     Shagawa Resort, Inc.,
          discontinued subsidiary       1,128,400      1,098,100        951,900
                                     ------------   ------------   ------------

                                     $ 11,898,300   $ 10,654,600   $ 10,004,600
                                     ============   ============   ============


NOTE 12 - OPERATING EXPENSES

                                         1999           1998            1997
                                     ------------   ------------   ------------

     Dynamic Homes, Inc.
          Marketing                  $    619,300   $    534,900   $    462,300
          Administration                1,025,400        923,400        878,600
                                     ------------   ------------   ------------
                                        1,644,700      1,458,300      1,340,900
                                     ------------   ------------   ------------
     Shagawa Resort, Inc.
          Marketing                        77,400         68,000         75,100
          Administration                  846,200        817,700        724,000
                                     ------------   ------------   ------------
                                          923,600        885,700        799,100
                                     ------------   ------------   ------------

                                     $  2,568,300   $  2,344,000   $  2,140,000
                                     ============   ============   ============


NOTE 13 - INCOME TAXES

Net deferred tax assets and liabilities consist of the following components as of December 25, 1999 and December 26, 1998:

                                                        1999           1998
                                                    ------------   ------------

     Deferred tax assets
          Receivable allowances                     $      5,000   $     24,000
          Book/tax inventory adjustment                   26,000         30,000
          Intangible and other assets                     32,000         53,000
          Accrued expenses                                96,000         89,000
                                                    ------------   ------------

                                                    $    159,000   $    196,000
                                                    ============   ============

     Deferred tax liabilities
          Property and equipment                    $    136,000   $    129,000
                                                    ============   ============


(continued on next page)                                                      16

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The deferred tax amounts described above have been included in the accompanying balance sheets as of December 25, 1999 and December 26, 1998:

                                                                       1999            1998
                                                                   ------------    ------------
     Current assets                                                $    127,000    $    143,000
     Noncurrent liabilities                                            (104,000)        (76,000)
                                                                   ------------    ------------

                                                                   $     23,000    $     67,000
                                                                   ============    ============

The provision for income taxes charged to operations for the years ended December 25, 1999, December 26, 1998, and December 27, 1997, consists of the following:

                                                       1999            1998            1997
                                                   ------------    ------------    ------------
     Current expense
          Continuing operations                    $    254,000   $    392,900    $    273,000
          Discontinued operations                       (56,000)       (76,900)        (88,000)
          Cumulative effect of accounting change             --        (56,000)             --
     Deferred tax expense (benefit)                      44,000        (48,000)         42,000
                                                   ------------   ------------    ------------

                                                   $    242,000   $    212,000    $    227,000
                                                   ============   ============    ============

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income for the years ended December 25, 1999, December 26, 1998, and December 27, 1997 due to the following:

                                                       1999           1998            1997
                                                   ------------   ------------    ------------
     Income tax computed at federal
          statutory rates                          $    201,000   $    199,000    $    189,000
     State taxes, net of federal
          tax benefit                                    35,000         35,000          33,000
     Change in income taxes resulting
          from non-deductible expenses                    6,000        (22,000)          5,000
                                                   ------------   ------------    ------------

                                                   $    242,000   $    212,000    $    227,000
                                                   ============   ============    ============


NOTE 14 - RELATED PARTY TRANSACTIONS

The Company had sales totaling approximately $2,001,300 in 1999, $868,000 in 1998, and $633,900 in 1997 to members of the board of directors and entities owned by Board members. At December 25, 1999 and December 26, 1998, the Company had accounts receivable of $229,000 and $115,100, respectively, relating to these sales.


(continued on next page)                                                      17

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 15 - MAJOR CUSTOMER

Dynamic Homes, Inc. and Subsidiaries derived approximately 10 percent of its revenue from one customer during the year ended December 25, 1999, 15 percent of its revenue from one customer during the year ended December 26, 1998; and 12 percent of its revenue from one customer during the year ended December 27, 1997.


NOTE 16 - EMPLOYEE BENEFIT PLAN

The Company has a qualified 401(k) plan which covers all employees who meet eligibility requirements of being actively employed at year end. Under the terms of the plan, employees may contribute 1 percent to 5 percent of their annual salary, up to the maximum allowed by Internal Revenue Service regulations. The Company's contribution to the plan, as determined by the board of directors, is discretionary but may not exceed 100 percent of the employees' contribution. The Company contributed $9,700 to the plan for the year ended December 25, 1999, $8,100 to the plan for the year ended December 26, 1998, and $7,000 for the year ended December 27, 1997.


NOTE 17 - BUSINESS SEGMENTS

The Company operates in two business segments: Dynamic Homes, Inc, which manufactures modular, pre-constructed buildings; and Shagawa Resort, Inc., which owns and operates a hotel/resort in northern Minnesota.

Information concerning the operations, net of eliminations, in these business segments as of December 25, 1999, December 26, 1998, and December 27, 1997 are as follows:

                                                   Dynamic        Shagawa
                                                 Homes, Inc.    Resort, Inc.     Consolidated
                                                ------------    ------------     ------------
     Year ended December 25, 1999:

         Sales                                  $ 13,158,900    $  2,050,700     $ 15,209,600
         Gross profit                              2,389,000         922,300        3,311,300
         Income (loss) from operations               744,300          (1,200)         743,100
         Interest expense                            125,500         141,900          267,400
         Net income (loss)                           432,000         (84,100)         347,900

         Depreciation                                298,900         167,300          466,200
         Amortization                                  5,000          25,300           30,300

         Total assets                              6,644,500       3,139,500        9,784,000
         Capital expenditures, including
             capital lease obligations               417,600          27,700          445,300


(continued on next page)                                                      18

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                   Dynamic        Shagawa
                                                 Homes, Inc.    Resort, Inc.     Consolidated
                                                ------------    ------------     ------------
     Year ended December 26, 1998:

         Sales                                  $ 11,969,000    $  1,936,300     $ 13,905,300
         Gross profit                              2,412,500         838,200        3,250,700
         Income (loss) from operations               954,200         (47,500)         906,700
         Interest expense                            121,900         147,200          269,100
         Net income (loss) before cumulative
             effect of accounting change             583,200        (115,300)         467,900

         Depreciation                                266,900         163,200          430,100
         Amortization                                  5,100          17,800           22,900

         Total assets                              6,124,100       3,301,100        9,425,200
         Capital expenditures, including
             capital lease obligations               365,500          53,900          419,400


     Year ended December 27, 1997:

         Sales                                  $ 11,236,600    $  1,622,400     $ 12,859,000
         Gross profit                              2,183,900         670,600        2,854,500
         Income (loss) from operations               843,000        (128,500)         714,500
         Interest expense                             89,400         147,900          237,300
         Net income (loss)                           461,000        (131,900)         329,100

         Depreciation                                220,600         155,800          376,400
         Amortization                                  5,300          54,100           59,400

         Total assets                              5,363,400       3,518,100        8,881,500
         Capital expenditures, including
             capital lease obligations               646,300          76,200          722,500


(continued on next page)                                                      19

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 18 - DISCONTINUED OPERATIONS

In May 2000, the Company completed the sale of its wholly-owned subsidiary, Shagawa Resort, Inc., for which the Company has recorded a loss of approximately $516,000. As a result of this transaction, the results of operations of Shagawa Resort, Inc. have been classified as discontinued operations and operating results for the years ended December 25, 1999, December 26, 1998 and December 27, 1997 have been restated.

Condensed operating results and balance sheets for the discontinued operation are as follows:

                                       1999             1998             1997
                                   ------------     ------------     ------------
OPERATIONS

     Sales                         $  2,050,700     $  1,936,300     $  1,622,400
     Cost of sales and expenses       2,052,000        1,983,800        1,751,000
                                   ------------     ------------     ------------
     Operating loss                      (1,300)         (47,500)        (128,600)
     Other income (expense)            (138,800)        (144,700)         (91,300)
                                   ------------     ------------     ------------
     Loss before income taxes          (140,100)        (192,200)        (219,900)
     Income tax benefit                  56,000           76,900           88,000
                                   ------------     ------------     ------------

     Net loss                      $    (84,100)    $   (115,300)    $   (131,900)
                                   ============     ============     ============


BALANCE SHEETS

     Current assets                $    135,600     $    135,600
     Noncurrent assets                3,003,900        3,165,600
                                   ------------     ------------
                                   $  3,139,500     $  3,301,200
                                   ============     ============


     Current liabilities           $  1,444,900     $  1,413,900
     Noncurrent liabilities           1,681,600        1,734,400
     Stockholders' equity                13,000          152,900
                                   ------------     ------------
                                   $  3,139,500     $  3,301,200
                                   ============     ============

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES AND REPORTS ON FORM 8-K

         (A) 1. FINANCIAL STATEMENTS - Included in Part II, Item 8
                                                                            Page
                                                                            ----
               Independent Auditor's Report                                  18
               Consolidated Balance Sheets at December 25, 1999
                     and December 26, 1998                                   19
               Consolidated Statements of Operations for the years
                     ended December 25, 1999, December 26, 1998
                     and December 27, 1997                                   20
               Consolidated Statements of Stockholders' Equity for
                     the years ended December 25, 1999, December
                     26, 1998 and December 27, 1997                          21
               Consolidated Statements of Cash flows for the years
                     ended December 25, 1999, December 26, 1998
                     and December 27, 1997                                22-23
               Notes to Consolidated Financial Statements                    24

             2. FINANCIAL STATEMENT SCHEDULE - Included in Part IV

               Schedule V - Property and Equipment(1)                        39
               Schedule VI - Accumulated Depreciation of Property
                     and Equipment(1)                                        40
               Schedule VIII - Valuation and Qualifying Accounts(1)          41
               Schedule IX - Short-term Borrowings(1)                        42
               Schedule X - Supplementary Income Statement
                     Information(1)                                          43


         Other schedules are omitted because of the absence of conditions under which they are required or because the required information is given in the financial statements or notes thereto.

(1) Documents incorporated by reference to Form 10-K as filed for the year ended 1999.



                   (Balance of page left intentionally blank)

3. EXHIBITS:

             (3) Articles of Incorporation and Bylaws incorporated by reference to Form 10-K as filed for the year ended December 27, 1986.**

             (13) Annual Report to Security Holders.**

             (21) Subsidiaries of Dynamic Homes, Inc.:
                    21.1 Dynamic Homes of Fargo/Moorhead, Inc. - Inactive
                    21.2 Dynamic Homes of Dakota, Inc. - Inactive
                    21.3 Rapid Building Systems, Inc. - Inactive
                    21.4 Shagawa Resort, Inc.

             ** - Omitted

         (B) REPORTS ON FORM 8-K:
                  No reports on Form 8-K have been filed by the registrant during the last quarter of the period covered by this report.










                   (Balance of page left intentionally blank)

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities on the dates indicated.



/s/ Scott D. Lindemann                       /s/ Israel Mirviss
-----------------------------------          -----------------------------------
SCOTT D. LINDEMANN                           ISRAEL MIRVISS,
PRESIDENT, CEO                               CHAIRMAN OF THE BOARD
11/20/00                                     11/20/00

/s/ Ronald L. Gustafson                      /s/ Clyde R. Lund, Jr.
-----------------------------------          -----------------------------------
RONALD L. GUSTAFSON,                         CLYDE R. LUND, JR.,
DIRECTOR                                     SECRETARY
11/20/00                                     11/20/00

/s/ Peter K. Pichetti                        Eldon R. Matz
-----------------------------------          -----------------------------------
PETER K. PICHETTI,                           ELDON R. MATZ,
DIRECTOR                                     CONTROLLER & TREASURER
11/20/00                                     11/20/00




DATED: NOVEMBER 20, 2000

                                   APPENDIX E


                                    Form 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004
               Quarterly Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


For The Quarter Year Ended          September 30, 2000
                           -----------------------------------

Commission File Number              0-8585
                           -----------------------------------

                               Dynamic Homes, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Minnesota                                           41-0960127
-------------------------------                ---------------------------------
(State of Other Jurisdiction of                (IRS Employer Identification No.)
Incorporation of Organization)



                  525 Roosevelt Avenue, Detroit Lakes, MN 56501
                    (Address of principal executive offices)

                                 (218) 847-2611
                                 ---------------
               (Registrant's Telephone Number Including Area Code)



Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.


                           YES  [X]           NO  [ ]

As of September 30, 2000, 2,240,850 common shares, par value, $.10 per share, were outstanding. On January 7, 1995, the Company implemented a plan to repurchase up to 100,000 shares of its outstanding common stock. As of September 30, 2000, a total of 43,080 shares have been repurchased. During 1996, the Company approved a new stock option plan and granted 240,000 options to various officers, directors and employees. The treasury stock and 155,000 available unexercised options have been excluded from the common shares outstanding.

                                     PART I.
 Item 1. Financial Statements
                                   FORM 10-Q
                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                 THREE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Unaudited)

                                                                        Three Months
                                                     Dynamic       Shagawa
                                                   Homes, Inc.    Resort, Inc.    Consolidated     9/30/1999
                                                   -----------     -----------    -----------     -----------
Sales (Note 11)                                    $ 4,244,000     $        --    $ 4,244,000     $ 4,635,000

Cost of Sales (Note 12)                              3,393,000              --      3,393,000       3,606,000
                                                   -----------     -----------    -----------     -----------
Gross Profit                                           851,000              --        851,000       1,029,000

Operating Expenses (Note 13)                           430,000              --        430,000         419,000
                                                   -----------     -----------    -----------     -----------

Operating Income (Loss)                                421,000              --        421,000         610,000

Other (Income) Expense
     Interest Expense                                   26,000              --         26,000          34,000
     Other, Net                                        (27,000)             --        (27,000)        (18,000)
                                                   -----------     -----------    -----------     -----------
          Total Other (Income) Expense                  (1,000)             --         (1,000)         16,000

Income (Loss) Before Taxes                             422,000              --        422,000         594,000

Income Tax (Provision) Benefit                        (169,000)             --       (169,000)       (237,000)
                                                   -----------     -----------    -----------     -----------
Income (Loss) from Continuing Operations               253,000              --        253,000         357,000

Discontinued Operations (Note 2)
Income(Loss)from operations of discontinued
   subsidiary, Shagawa Resort, Inc., net of
   of income tax provision of $59,000 for 1999              --           2,000          2,000          88,000
 Income(Loss)on disposal of Shagawa
Resort, Inc.                                          (111,000)        111,000             --              --
                                                   -----------     -----------    -----------     -----------
Net Income (Loss)                                  $   142,000     $   113,000    $   255,000     $   445,000
                                                   -----------     -----------    -----------     -----------
Basic Income (Loss) Per Common Share
  Income (Loss) from continuing operations         $      0.11              --    $      0.11     $      0.16
 Income(Loss)from discontinued operations:
  Income(Loss)from operations of discontinued
      subsidiary                                            --              --             --            0.04
  Income(Loss)on disposal of subsidiary                  (0.05)           0.05             --              --
                                                   -----------     -----------    -----------     -----------
    Basic net income (loss)                        $      0.06     $      0.05    $      0.11     $      0.20
                                                   -----------     -----------    -----------     -----------
Diluted Income (Loss) Per Common Share
  Income (Loss) from continuing operations         $      0.11     $        --    $      0.11     $      0.16
Income(Loss)from discontinued operations:
 Income(Loss)from operations of discontinued
      subsidiary                                            --              --             --            0.04
 Income(Loss)on disposal of subsidiary                      --              --             --              --
                                                   -----------     -----------    -----------     -----------
    Basic net income (loss)                        $      0.11     $        --    $      0.11     $      0.20
                                                   -----------     -----------    -----------     -----------
Weighted Basic Average Number of
Shares Outstanding                                   2,240,900       2,240,900      2,240,900       2,240,900
                                                   -----------     -----------    -----------     -----------
Weighted Diluted  Average Number of
Shares Outstanding                                   2,240,900       2,240,900      2,240,900       2,240,900
                                                   -----------     -----------    -----------     -----------
Dividends per Common Share                                None            None           None            None
                                                   -----------     -----------    -----------     -----------

                      See notes to condensed consolidated financial statements.

                                               PART I.
 Item 1. Financial Statements
                                             FORM 10-Q
                                 DYNAMIC HOMES, INC. AND SUBSIDIARIES
                                  CONSOLIDATED STATEMENTS OF INCOME
                            NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                             (Unaudited)

                                                                           Nine Months
                                                                           -----------
                                                    Dynamic         Shagawa
                                                   Homes, Inc.     Resort, Inc.    Consolidated      9/30/1999
                                                   -----------     -----------     -----------     -----------
Sales (Note 11)                                    $ 8,977,000     $        --     $ 8,977,000     $ 9,200,000

Cost of Sales (Note 12)                              7,468,000              --       7,468,000       7,647,000
                                                   -----------     -----------     -----------     -----------
Gross Profit                                         1,509,000              --       1,509,000       1,553,000

Operating Expenses (Note 13)                         1,064,000              --       1,064,000       1,085,000
                                                   -----------     -----------     -----------     -----------
Operating Income (Loss)                                445,000              --         445,000         468,000
Other (Income) Expense

     Interest Expense                                   84,000              --          84,000         104,000
     Other, Net                                        (64,000)             --         (64,000)        (42,000)
                                                   -----------     -----------     -----------     -----------
          Total Other (Income) Expense                  20,000              --          20,000          62,000
Income (Loss) Before Taxes                             425,000              --         425,000         406,000
Income Tax (Provision) Benefit                        (170,000)             --        (170,000)       (162,000)
                                                   -----------     -----------     -----------     -----------
Income (Loss) from Continuing Operations               255,000              --         255,000         244,000
Discontinued Operations (Note 2)
  Loss from operations of discontinued
   subsidiary, Shagawa Resort, Inc., net of
   of income tax benefit of $83,000 and $17,000             --        (123,000)       (123,000)        (26,000)
 Income(Loss)on disposal of Shagawa Resort,
   Inc., net of income taxes of $11,000               (715,000)        199,000        (516,000)             --
                                                   -----------     -----------     -----------     -----------
Net Income (Loss)                                  $  (460,000)    $    76,000     $  (384,000)    $   218,000
                                                   -----------     -----------     -----------     -----------
Basic Income (Loss) Per Common Share
  Income (Loss) from continuing operations         $      0.11     $        --     $      0.11     $      0.11
  Loss from discontinued operations:
    Loss from operations of discontinued
      subsidiary                                            --           (0.06)          (0.06)          (0.01)
   Income(Loss)on disposal of subsidiary                 (0.32)           0.09           (0.23)             --
                                                   -----------     -----------     -----------     -----------
    Basic net income (loss)                        $     (0.21)    $      0.03     $     (0.18)    $      0.10
                                                   -----------     -----------     -----------     -----------
Diluted Income (Loss) Per Common Share
  Income (Loss) from continuing operations         $      0.11     $        --     $      0.11     $      0.11
  Loss from discontinued operations:
    Loss from operations of discontinued
      subsidiary                                            --           (0.06)          (0.06)          (0.01)
   Income(Loss)on disposal of subsidiary                 (0.32)           0.09           (0.23)             --
                                                   -----------     -----------     -----------     -----------
    Basic net income (loss)                        $     (0.21)    $      0.03     $     (0.18)    $      0.10
                                                   -----------     -----------     -----------     -----------
Weighted Basic Average Number of
Shares Outstanding                                   2,240,900       2,240,900       2,240,900       2,240,900
                                                   -----------     -----------     -----------     -----------
Weighted Diluted  Average Number of
Shares Outstanding                                   2,240,900       2,240,900       2,240,900       2,240,900
                                                   -----------     -----------     -----------     -----------
Dividends per Common Share                             None            None            None            None
                                                   -----------     -----------     -----------     -----------

            See notes to condensed consolidated financial statements.

                                   FORM 10-Q
                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEET
                 AS OF SEPTEMBER 30, 2000 AND DECEMBER 25, 1999
                                   (Unaudited)

                                                   Dynamic       Shagawa
                                                 Homes, Inc.     Resort, Inc.   Eliminations    Consolidated      12/25/99
                                                 -----------     -----------    ------------    ------------    -----------
ASSETS
 Current Assets:
     Cash & cash equivalents                     $ 2,139,000     $        --    $         --     $ 2,139,000     $   932,000
     Accounts receivable, less allowance
          for doubtful accounts, pledged             774,000              --              --         774,000       1,815,000
     Inventories pledged (Note 3)                  2,389,000              --              --       2,389,000       1,875,000
     Prepaid expenses (Note 6)                        80,000              --              --          80,000          69,000
     Deferred income taxes (Note 5)                  127,000              --              --         127,000         127,000
                                                 -----------     -----------    ------------     -----------     -----------
          Total Current Assets                     5,509,000              --              --       5,509,000       4,818,000
Other Assets:
     Other assets (Note 9)                            19,000              --              --          19,000         409,000
                                                 -----------     -----------    ------------     -----------     -----------
          Total Other Assets                          19,000              --              --          19,000         409,000
Property, Plant, & Equipment, at:
     Cost - pledged in part (Note 7)               4,084,000              --              --       4,084,000       7,116,000
     Less - accumulated depreciation              (2,204,000)             --              --      (2,204,000)     (2,559,000)
                                                 -----------     -----------    ------------     -----------     -----------
          Net Property, Plant & Equipment          1,880,000              --              --       1,880,000       4,557,000
                                                 -----------     -----------    ------------     -----------     -----------
     Total Assets                                $ 7,408,000     $        --    $         --     $ 7,408,000     $ 9,784,000
                                                 ===========     ===========    ============     ===========     ===========
LIABILITIES
Current Liabilities:
     Notes payable                                        --              --              --              --              --
     Current portion - long-tern debt                222,000              --              --         222,000         268,000
     Accounts payable                                183,000              --              --         183,000         347,000
     Customer deposits                               157,000              --              --         157,000         127,000
     Accrued expenses
          Salaries, Wages and vacations              339,000              --              --         339,000         260,000
          Taxes, other than income                   115,000              --              --         115,000         125,000
          Warranty                                    80,000              --              --          80,000          76,000
          Other                                      147,000              --              --         147,000         271,000
          Income taxes                                92,000              --              --          92,000              --
                                                 -----------     -----------     -----------     -----------     -----------
               Total Current Liabilities           1,335,000              --              --       1,335,000       1,474,000
Long-Term Debt: (Note 8)
     Less current portion included above             899,000              --              --         899,000       2,752,000
                                                 -----------     -----------     -----------     -----------     -----------
Deferred Income Taxes (Note 5)                       104,000              --              --         104,000         104,000
                                                 -----------     -----------     -----------     -----------     -----------
     Total Liabilities                             2,338,000              --              --       2,338,000       4,330,000
STOCKHOLDERS' EQUITY
Common Stock, par value, $.10 per share
     Authorized, 5,000,000 shares; issued
     and outstanding, 2,284,000 in 2000
     and 1999                                        228,000              --              --         228,000         228,000
Paid-in capital in excess of par                     147,000              --              --         147,000         147,000
Retained earnings                                  4,839,000              --              --       4,839,000       5,223,000
Less Treasury stock - (43,080) shares               (144,000)             --              --        (144,000)       (144,000)
                                                 -----------     -----------    ------------     -----------     -----------
          Total Stockholders' Equity               5,070,000              --              --       5,070,000       5,454,000
                                                 -----------     -----------    ------------     -----------     -----------
     Total Liabilities & Stockholders' Equity    $ 7,408,000     $        --    $         --     $ 7,408,000     $ 9,784,000
                                                 ===========     ===========    ============     ===========     ===========

                 See notes to consolidated financial statements.

                                   FORM 10-Q
                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                  NINE MONTHS ENDED SEPTEMBER 30, 2000 AND 1999
                                   (Unaudited)

                                                                           09/30/00         09/30/99
                                                                         ------------      -----------
Cash Flows From Operating Activities
    Net Income (Loss)                                                    $  (384,000)      $   218,000
    Adjust to Reconcile Net Income or Loss
         Provided by (Used In) Operating Activities:
              Depreciation / Amortization                                    306,000           355,000
              Provision for Doubtful Accounts                                 20,000            41,000
              (Gain) Loss on Sales of Property & Equipment                    (5,000)           (8,000)
              (Gain) Loss on Sale of Assets of Shagawa Resort, Inc.          516,000                --
              Change in Assets & Liabilities:
                   (Increase) Decrease in Receivables                        996,000           180,000
                   (Increase) Decrease in Inventories                       (514,000)         (845,000)
                   (Increase) Decrease in Prepaid Expenses                   (11,000)          (46,000)
                   (Increase) Decrease in Deferred Income Tax                     --                --
                   (Increase) Decrease in Other Assets                       123,000             3,000
                    Increase  (Decrease) in Accounts Payable                (164,000)          239,000
                    Increase  (Decrease) in Customer Deposits                 54,000            82,000
                    Increase  (Decrease) in Accrued Expenses                 (52,000)           75,000
                    Increase  (Decrease) in Income Tax Payable                92,000           143,000
                                                                         ------------      -----------

Net Cash Provided by (Used in) Operating Activities                          977,000           437,000

Cash Flows From Investing Activities
    Proceeds From Sale of Property & Equipment                                15,000             8,000
    Proceeds From Sale of Shagawa Resort, Inc.                             2,300,000                --
    Purchase of Property & Equipment                                        (186,000)         (321,000)
                                                                         ------------      -----------
Net Cash Provided by (Used in) Investing Activities                        2,129,000          (313,000)

Cash Flows From Financing Activities
    Net Borrowings (Payments) on Revolving Credit Agreements
         And Other Short-Term Financing                                           --                --
    Principal Payments on Long-Term Borrowings Including
         Shagawa Resort                                                   (1,899,000)         (160,000)
    Proceeds From Long-Term Borrowings / Leases                                   --           176,000
                                                                         ------------      -----------
Net Cash Provided (Used in) Financing Activities                          (1,899,000)           16,000

Increase (Decrease) in Cash and Equivalents                              $ 1,207,000       $   140,000
                                                                         ------------      -----------
Cash and Equivalents
    Beginning                                                            $   932,000       $   313,000
    Ending                                                               $ 2,139,000       $   453,000

Supplemental Disclosures of Cash Flow Information
    Cash Payments for:
         Income Taxes                                                    $     2,000       $    10,000
         Interest                                                        $   131,000       $   211,000

            See notes to condensed consolidated financial statements.

                                   FORM 10-Q
                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


Note 1. UNAUDITED STATEMENTS

In the opinion of management, the accompanying unaudited condensed consolidated financial statements contain all adjustments necessary to present fairly the financial position of the Company as of September 30, 2000 and December 25, 1999 and the results of operations and cash flows for the three and nine months ended September 30, 2000 and September 30, 1999.

Note 2.  DISCONTINUED OPERATIONS

In May, 2000, the Company completed the sale of its Shagawa Resort, Inc. subsidiary. The Company has recorded an after-tax loss of $516,000 on the sale. Dynamic Homes, Inc. recorded a loss on the sale of subsidiary due to a write off of an inter-company receivable and Shagawa Resort, Inc. recorded a gain on the sale of its assets due to the forgiveness of inter-company debt. Shagawa Resort, Inc.'s results of operations have been classified as discontinued operations and prior periods have been restated.

Operating results from discontinued operations are as follows:

                                  Three Months Ended       Nine Months Ended
                                      Sept 30,                  Sept 30,
                                  2000        1999          2000        1999
                                 -------   ----------   ----------   ----------
Sales                            $    -    $  798,000   $  530,000   $1,646,000
Cost of sales and expenses       (2,000)      616,000      690,000    1,585,000
                                 ------    ----------   ----------   ----------
Operating income (loss)           2,000       182,000     (160,000)      61,000
Other income (expense)            - 0-        (35,000)     (46,000)    (104,000)
                                 ------    ----------   ----------   ----------
Income(loss)before income taxes   2,000       147,000     (206,000)     (43,000)
Income tax benefit                 -0-         59,000       83,000       17,000
                                 ------    ----------   ----------   ----------
Net Income (loss)                $2,000    $   88,000   $ (123,000)  $  (26,000)
                                 ======    ==========   ==========   ==========


Note 3. INVENTORIES

During interim accounting periods, the Company uses the standard cost method of determining cost of sales and inventory levels at its manufacturing facility. Cost of sales value is determined monthly based on standards for materials, labor and overhead by product mix. Deviations from these standards result in adjustments of the monthly cost of sales amount. Periodic physical inventories may be taken during the fiscal year to determine actual inventory and cost of sales. No physical inventory was taken during the first nine months of 2000. Shagawa Resort, Inc. conducted a final physical inventory on April 30, 2000.

The breakdown of inventories is as follows:

                                              9/30/00               9/30/99
                                          -----------           -----------
Finished Goods (Note 4)                   $ 1,029,000           $ 1,890,000
Work In Process                               153,000               171,000
Raw Materials                               1,207,000             1,115,000
Shagawa Resort, Inc.                                -                36,000
                                          -----------           -----------
Total Inventories                         $ 2,389,000           $ 3,212,000
                                          ===========           ===========

Note 4. BACKLOG OF ORDERS

The Company's order backlog consists of completed units awaiting delivery, current production and orders scheduled for future production. As of September 30, 2000 and September 30, 1999, the Company's backlog of committed orders was approximately $3,577,000 and $3,529,000 respectively. As of December 25, 1999, the Company's backlog of orders was $1,645,000. The September 30, 1999 backlog included an order for 17 single-family units for a Native American Community in Central Minnesota which was delivered and set during the fourth quarter of 1999. During periods of excess plant capacity, the Company supplements its production through the building of inventory units. As of September 30, 2000, the Company had 8 inventory and 17 finished units available for immediate sale as compared with 16 inventory and 37 finished units at September 30, 1999. All inventory units have been excluded from the backlog values. The Company does not have any multi-family/commercial projects under contract as of September 30, 2000. The Company has recently introduced several marketing programs to assist Builder/Dealers in securing new orders during the remainder of 2000.

Note 5. DEFERRED INCOME TAXES

Deferred income taxes relate primarily to differences between the basis of receivables, property and equipment, accrued expenses and book / tax inventory adjustments for financial and income tax reporting. The deferred tax assets and liabilities represent future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered and settled.

Note 6. PREPAID EXPENSES

                                                     9/30/00           9/30/99
                                                  -----------       -----------
Advertising                                       $    21,000       $     2,000
Insurance                                              55,000            52,000
Equipment, Supplies Inventory-Shagawa Resort, Inc.       -               12,000
Other                                                   4,000            58,000
                                                  $    80,000       $   124,000
                                                  ===========       ===========


Note 7. PROPERTY AND EQUIPMENT

                                                     9/30/00           9/30/99
                                                  -------------     ------------
Dynamic Homes, Inc.
  Land and Improvements                           $     266,000     $   266,000
  Buildings                                           1,456,000       1,444,000
  Machinery and Equipment                             2,223,000       1,987,000
  Construction in Process                               139,000         103,000
Shagawa Resort, Inc.
  Land and Improvements                                   -             343,000
  Buildings                                               -           2,127,000
  Machinery and Equipment                                 -             720,000
  Construction in Process                                 -               -
                                                  -------------     ------------
                                                      4,084,000       6,990,000

Less: Accumulated Depreciation-Dynamic Homes, Inc.   (2,204,000)     (1,910,000)
     Accumulated Depreciation-Shagawa Resort, Inc.      -              (520,000)
                                                  -------------     ------------
                                                  $   1,880,000     $ 4,560,000
                                                  =============     ===========

Note 8.  LONG-TERM DEBT


                                                     9/30/00           9/30/99
                                                  -------------     ------------
Long-term debt consists of:
Detroit Lakes-Plant Expansion                     $     759,000     $   837,000
Leasing-Capitalized Cranes, Trailers & Equipment        322,000         446,000
Term Mortgage Agreement covering Shagawa
Resort Project (Note 10)                                  -           1,743,000
Other Notes and Contracts Payable                        40,000          53,000
                                                  -------------     ------------
                                                      1,121,000       3,079,000
Less: Current Maturities                               (222,000)       (257,000)
                                                  -------------     ------------
                                                  $     899,000     $ 2,822,000
                                                  =============     ===========

Note 9.  OTHER ASSETS - NET


                                                     9/30/00           9/30/99
                                                  -------------     ------------
Dynamic Homes, Inc.
-Deferred Maintenance Expense                     $      4,000      $     5,000
-Prepaid Debt Expense                                    8,000           13,000
-Deposits                                                7,000           19,000
Shagawa Resort, Inc.
-Goodwill                                                -              102,000
-Prepaid Legal/Debt Expense                              -              168,000
-Asset Replacement Escrow                                -              103,000
-Other                                                   -                8,000
                                                  -------------     ------------
                                                  $     19,000        $ 418,000
                                                  =============     ============
Included in other assets are costs associated with obtaining financing which are being amortized on the straight-line basis over the life of the loans. Also included are costs associated with goodwill and a mortgage asset replacement convenant related to the September 30, 1999 ownership of Shagawa Resort, Inc.


Note 10.  SHAGAWA RESORT, INC.

On September 7, 1995 Dynamic Homes, Inc. purchased all of the outstanding shares of Shagawa Resort, Inc. The purchase price consisted of cash and a construction mortgage assumption to Norwest Bank Minnesota for the financing of the construction costs associated with completing the Shagawa Resort, Inc. hotel and resort facility. The hotel and resort remained under construction until May 1, 1996, when the hotel and resort commenced with normal business operations. During August 1996, the construction mortgage was finalized and converted to a long-term mortgage loan that is secured by the assets of Shagawa Resort, Inc. and a partial guarantee of the Small Business Administration. Monthly installments of principal and interest approximate $16,000 with a blended interest rate of approximately 8 percent (Note 8). On May 1, 2000, the Company completed the sale of the assets of Shagawa Resort, Inc. (Note 2).


Note 11. - Sales

                             2000                         1999
                             ----                         ----
                  3 months       9 months       3 months       9 months
                ------------   ------------   ------------   ------------
Single-family   $  3,418,000   $  7,480,000   $  4,283,000   $  7,697,000
Multi-family         488,000        706,000         -0-           670,000
Transportation       223,000        475,000        237,000        501,000
Other                115,000        316,000        115,000        332,000
                ------------   ------------   ------------   ------------
                $  4,244,000   $  8,977,000   $  4,635,000   $  9,200,000
                ============   ============   ============   ============


Note 12 - Cost of Sales


                             2000                         1999
                             ----                         ----
                  3 months       9 months       3 months       9 months
                ------------   ------------   ------------   ------------

Materials       $  2,166,000   $  4,706,000   $  2,446,000   $  4,998,000
Labor                379,000        825,000        387,000        808,000
Overhead             561,000      1,203,000        512,000      1,134,000
Transportation       287,000        734,000        261,000        707,000
                ------------   ------------   ------------   ------------
                $  3,393,000   $  7,468,000   $  3,606,000   $  7,647,000
                ============   ============   ============   ============

Note 13- Operating Expenses

                             2000                         1999
                             ----                         ----
                  3 months       9 months       3 months       9 months
                ------------   ------------   ------------   ------------
Marketing       $    137,000   $    293,000   $    168,000   $    385,000
Administration       293,000        771,000        251,000        700,000
                ------------   ------------   ------------   ------------
                $    430,000   $  1,064,000   $    419,000   $  1,085,000
                ============   ============   ============   ============





















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                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION


                             Results of Operations
                     Three months ended September 30, 2000
                     -------------------------------------

NET SALES:

As a result of the sale of the assets of the hospitality sector (Shagawa Resort, Inc.) on May 1, 2000, the Company's revenue and operating results encompass only the manufacturing sector (Dynamic Homes, Inc.).

The Company's revenue from the manufacturing sector for the three months ended September 30, 2000 was $4,244,000. This represents a decrease of $391,000 or 8 percent from the $4,635,000 reported during the same period of 1999. Single-family revenue decreased $865,000 from $4,283,000 during 1999 to $3,418,000. In contrast, multi-family revenue was $488,000 during fiscal 2000 versus the absence of any multi-family revenue during 1999. The majority of the third quarter multi-family revenue relates to the completion of a 10 unit family living center. Transportation and other (retail) revenue was similar for each period at $338,000 for year 2000 and $352,000 during 1999. Unit activity for single-family housing is again showing signs of the traditional seasonal slowdown. In response, the Company implemented several promotional marketing programs to stimulate winter production.

COST OF SALES:

Dynamic Homes realized a gross profit of $851,000 during the third quarter of 2000. The same period of 1999 produced a gross profit of $1,029,000 or $178,000 higher than the current year. The gross profit percentage for 2000 is 20.0 percent versus 22.2 percent for 1999. Promotional discounts affected each of the quarters, however promotional discounts realized during the third quarter of 2000 were 1.2 percent of net sales greater than the prior year period. The Company also experienced a higher level of unfavorable production variances during the third quarter of 2000 due to the under utilization of available production capacity. However, better than anticipated material acquisition costs helped offset the affects of discounts and production variances. Transportation related expenses increased by $26,000 from $261,000 during 1999 to $287,000 for the current year. The increase during 2000 is a combination of increased depreciation on equipment additions and crane services associated with the setting of larger units and travel distance.

OPERATING EXPENSES:

Dynamic Homes, Inc. operating expenses, which include marketing and administration, increased by $11,000 from $419,000 during 1999 to $430,000 for 2000. Overall, operating expenses for years 2000 and 1999 approximated 10 and 9 percent of net sales, respectively. Marketing related expenses for year 2000 decreased by $31,000, while administration expenses increased $42,000. The reduction in marketing expenses reflects a decrease in the placement of media advertising, rescheduling of the Builder/Dealer meeting and the consolidation of several marketing activities. Administration expense for the third quarter of 2000 totaled $293,000 or $42,000 more than the $251,000 reported during 1999. The increase in current year administration expenses is associated with technical consulting services supporting the implementation of a new management information system and legal and consulting services associated with the exploration of various merger/acquisition alternatives surrounding an acquisition letter of intent and the eventual agreement and Plan of Merger which was finalized on September 25, 2000. It is anticipated that similar expense levels for these professional services will continue during the fourth quarter of 2000.

OPERATING INCOME (LOSS):

The operating cycle for the third quarter of 2000 resulted in operating income of $421,000. During 1999, the higher revenue base produced an operating income of $610,000. Corresponding operating income levels are 9.9 percent for year 2000 and 13.2 percent for 1999. The lower operating income percentage during 2000 reflects the combination of a lower gross profit and higher operating expenses.

NET NON-OPERATING INCOME AND EXPENSE:

The net non-operating cycle for the third quarter of 2000 resulted in an operating income of $1,000 versus operating expense of $16,000 for 1999. Interest expense, primarily related to long-term financing, decreased from $34,000 during 1999 to $26,000 for fiscal 2000. Other income increased from $18,000 during 1999 to $27,000 for the current year. The majority of the current year income is attributed to the Company's improved cash position.

FEDERAL AND STATE INCOME TAXES:

During the third quarters of both 2000 and 1999, the Company recorded estimated income tax obligations of $169,000 and $237,000, respectively. Income tax obligations and benefits are estimated at the normal statutory rates.

NET INCOME:

The net income from continuing operations (manufacturing facility) for the third quarter of 2000 was $253,000. Net income from continuing operations for 1999 totaled $357,000. Both basic and diluted earnings per common share outstanding from continuing operations resulted in net income levels of $0.11 per share during 2000 and $0.16 per share for 1999. Considerations for unexercised stock options were recognized as diluted shares outstanding for each of the periods.

DISCONTINUED OPERATIONS:

Shagawa Resort, Inc. did not recognize any revenue during the third quarter of 2000. During the 1999 period, third quarter revenue was $798,000 and resulted in a gross profit of $440,000. During the 1999 period, Shagawa Resort incurred operating expenses of $258,000, net interest expense of $35,000 and a before tax income of $147,000. Net income after taxes was $88,000 or $0.04 per share. During the third quarter of 2000, Shagawa Resort reported a $2,000 reduction in operating expenses associated with an insurance refund.











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                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION


                             Results of Operations
                 Nine months ended September 30, 2000 and 1999
                 ---------------------------------------------

NET SALES:

As a result of the sale of the assets of the hospitality sector (Shagawa Resort, Inc.) on May 1, 2000, the Company's revenue and operating results encompass only the manufacturing sector (Dynamic Homes, Inc.).

The Company's revenue from the manufacturing sector for the nine-month period ending September 30, 2000 was $8,977,000. During the nine-month period ending September 30, 1999, the Company reported revenues of $9,200,000 or $233,000 more than the 2000 total. Single-family revenue decreased by $217,000 from $7,697,000 during 1999 to $7,480,000 for year 2000. However, the decrease in single-family activity was partially offset by a $36,000 increase in multi-family/commercial activity. Multi-family/Commercial revenue for the current year totaled $706,000 versus $670,000 for 1999. Volume based transportation and other (retail) revenue for year 2000 was $791,000 or $42,000 less than the $833,000 reported during 1999. Due to the reduction in available inventory units and the uneven receipt of new orders during year 2000, both the number of units produced and set decreased from the prior year level.

COST OF SALES:

Dynamic Homes, Inc. gross profit for the nine-month period ending September 30, 2000 was $1,509,000. During 1999, the gross profit for the period was $1,553,000. The gross profit percentage for the first nine months of each year were similar at 16.8 percent for year 2000 and 16.9 percent for 1999. The Company benefited from favorable raw material costs throughout the latter stages of 2000 which neutralized a higher level of unfavorable variances resulting from the under utilization of plant production capacity.

OPERATING EXPENSES:

Dynamic Homes, Inc. operating expenses, which include marketing and administration, decreased by $21,000 from the 1999 level of $1,085,000 to $1,064,000 for the current year. Overall operating expenses remained constant at approximately 11.8 percent of net sales for each period. During the first nine months of 2000, marketing related expenses decreased by $92,000 from $385,000 for 1999 to $293,000 for 2000. The expense reduction is primarily attributed to a reduction in media placement costs, the consolidation of marketing activities and rescheduling of the Builder/Dealer meeting. In contrast, administration related expenses for the first nine-months of 2000 total $771,000 or $71,000 greater than the $700,000 incurred during 1999. The major expense increases relate to professional services associated with the implementation and updating of the Company's administrative technology and the solicitation, evaluation and acceptance of a letter of intent by a group of investors in acquiring ownership of the Company.

OPERATING INCOME

The operating cycle for the first nine months of 2000 resulted in an operating income of $445,000 or $23,000 less than the $468,000 reported during 1999. Operating income as a percent of net sales was 5.0 percent for year 2000 and 5.1 percent for 1999.

NET NON-OPERATING INCOME AND EXPENSE:

Net non-operating expense was $20,000 or $42,000 less than the $62,000 reported during 1999. Interest costs associated with capital leases and long and short term financing totaled $84,000 during year 2000 and $104,000 for the 1999 period. Other income of $64,000 during the current year and $42,000 for 1999 consists mainly of interest income and gains from the sale of capital assets.

FEDERAL AND STATE INCOME TAXES:

The Company recorded an income tax provision of $170,000 for the first nine months of year 2000. During the corresponding period of 1999, the Company recorded an income tax provision of $162,000. Income tax benefits and obligations are estimated at the normal statutory rate.

NET INCOME (LOSS):

The current year's continuing operations resulted in a reportable income of $255,000, which represents a modest increase from the $244,000 reported during 1999. Basic and diluted earnings per common share outstanding were $0.11 per share for each of the periods. Considerations for unexercised stock options were recognized as diluted common shares outstanding for each of the periods.

DISCONTINUED OPERATIONS:

The Shagawa Resort facility was sold on May 1, 2000. Consequently, the activities reported represent the operational results for only the first four months of year 2000. Shagawa Resort realized revenues of $530,000 during the shortened 2000 year period as compared with $1,646,000 during the nine month operating cycle for 1999.

Shagawa Resort, Inc. recorded a gross profit of $188,000 during the current period and $767,000 for 1999. The resort incurred operating expenses of $348,000 for year 2000 and $706,000 during 1999. Interest expenses totaled $46,000 for the current year and $104,000 during 1999. Shagawa Resort incurred a net after tax loss of $26,000 or $0.01 per share during 1999 and a net after tax loss of $123,000 or $0.06 per share for the current period (reference Note 2).










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                      DYNAMIC HOMES, INC. AND SUBSIDIARIES
                       MANAGEMENT'S DISCUSSION & ANALYSIS
                OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                              Financial Condition
                            As of September 30, 2000
                            ------------------------

The Company's working capital at September 30, 2000 was a positive $4,174,000 as compared to positive working capital positions of $3,244,000 at September 30, 1999 and $3,344,000 at December 25, 1999. The current ratio for September 30, 2000 is 4.1 to 1.0 as compared with 2.6 to1.0 at September 30, 1999 and 3.3 to
1.0 at December 25, 1999. The working capital position at September 30, 2000 recognizes the sale of the assets of Shagawa Resort, Inc. on May 1, 2000.

During the first nine months of 2000, cash outflows were required for the build-up of inventory, acquisition of capital assets, reductions to current payables and pay-downs on long-term debt. Cash flows to support the referenced activities were primarily provided by utilizing the Company's year-end cash position, receivable collections, non-cash related depreciation and amortization, proceeds from the sale of Shagawa Resort, Inc., internally generated income and tax deferrals.

Long-term debt and capital leases, net of current maturities, decreased from $2,752,000 at December 25, 1999 to $899,000 at September 30, 2000. On September 30, 1999, long-term debt and capital leases, net of current maturities was $2,822,000. The major component contributing to the decrease in long-term debt relates to the pay-off of a long-term mortgage loan associated with the May 1, 2000 sale of the Shagawa Resort property. The remaining long-term debt consists of six capitalized lease obligations secured by transportation vehicles, material handling and computer equipment, a restructured long-term financing arrangement secured by a real estate mortgage related to a prior year plant expansion and a contract for deed covering the purchases of adjacent land and warehouse. Debt retirement associated with the plant expansion and equipment leases varies in maturity from three to fifteen years, dependent on the funding source (reference Note 8).

The ratio of long-term debt to stockholders' equity changed from .53 to 1.0 at September 30, 1999, to .50 to 1.0 at December 25, 1999. Due to the retirement of debt associated with the May 1 sale of Shagawa Resort, Inc. and current year earnings, the ratio of long-term debt to stockholders' equity improved to .18 to
1.0 at September 30, 2000. Stockholders' equity, net of treasury stock, increased from $5,324,000 at September 30, 1999 to $5,454,000 at December 25, 1999. Due to the loss associated with the disposal of Shagawa Resort, Inc., stockholders' equity decreased to $5,070,000 at September 30, 2000.

On May 1, 2000, Dynamic Homes, Inc. closed on the sale of assets of Shagawa Resort, Inc. to Grand Ely Lodge, LLC. The selling price was $2,300,000 plus the assumption of various obligations of the resort which operated and will continue to operate under the license of a Holiday Inn Sunspree Resort. The disposal of the assets of Shagawa Resort, Inc. resulted in a net after tax loss of $516,000. Dynamic Homes, Inc. recorded a loss on the sale of the subsidiary due to a write off of an inter-company receivable and Shagawa Resort, Inc. recorded a gain on the sale of its assets due to the forgiveness of inter-company debt.

Dynamic Homes, Inc. has available a line of credit which is collateralized by inventories and receivables. The credit available is based upon specified percentages of inventory and receivables. On May 2, 2000, the Company renewed its credit line for a period of one year and without any compensating balance requirements. The credit line has a maximum available borrowing of $1,500,000 at an interest rate equal to the bank's prime rate. As of September 30, 2000, the Company did not have any borrowings outstanding against the available credit line.

On September 25, 2000, Dynamic Homes announced that it had entered into an Agreement and Plan of Merger with Dynamic Homes, LLC and its wholly-owned subsidiary. Dynamic Acquisition, Inc. The merger is pursuant to a letter of intent dated June 21, 2000 and announced in a press release on that date. Dynamic Homes, LLC will pay $2.55 in cash for each share of Dynamic Homes, Inc. stock outstanding as of the closing date. Consummation of the merger is subject to a number of conditions, including the approval of the Agreement and Plan of Merger by the stockholders of Dynamic Homes, Inc. and certain other customary conditions. Dynamic Homes, Inc. anticipates that a special meeting of its stockholders to consider and approve the Agreement and Plan of Merger will be held during the first weeks of December with the closing to be held shortly thereafter. Dynamic Homes, Inc. has submitted to the Securities and Exchange Commission a proxy statement relating to the special meeting of stockholders.

The Company's management anticipates that the normal operating cycle and cash position will be sufficient to provide adequate funds to support the Company's ongoing operations during the remainder of fiscal year 2000 and early stages of 2001.

Statements regarding the Company's operations, performance and financial condition are subject to certain risks and uncertainties. These risks and uncertainties include but are not limited to: rising mortgage interest rates and / or weakness in regional and national economic conditions that could have an adverse impact on new home and multi-family and commercial sales. Likewise, future escalating and volatile material costs and unfavorable weather conditions could also affect the Company's profit levels.


































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                                    PART II.

Items 1, 2, 3, 4 and 5 are omitted as each is not applicable or the answer to the item is negative.

Item 6. Exhibits and Reports on Form 8 - K:

On September 26, 2000, a report on Form 8-K was filed announcing the Company had entered into an Agreement and Plan of Merger with Dynamic Homes, LLC and its wholly-owned subsidiary, Dynamic Acquisition, Inc. The merger is pursuant to a letter of intent dated June 21, 2000 and reported on Form 8-K dated June 22, 2000.












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                                   SIGNATURE
                                   ---------




Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  November 10, 2000                          Dynamic Homes, Inc.
        -----------------                          -----------------------------
                                                   (Registrant)


                                                   -----------------------------
                                                   Eldon Matz
                                                   Controller

                                 REVOCABLE PROXY

                               DYNAMIC HOMES, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of Dynamic Homes, Inc. ("Dynamic Homes") hereby appoints Clyde R. Lund, Jr. and Eldon Matz, and each of them, with full power of substitution in each, to act as proxies to cast all votes which the undersigned stockholder is entitled to cast at the Special Meeting of stockholders to be held at 9:00 a.m., Central Standard Time, on December 28, 2000 at the Holiday Inn Motel, Detroit Lakes, Minnesota, and at any adjournments or postponements thereof, upon the following matters.

         The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

         When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for the approval of the Merger Agreement and, in the discretion of the proxies, with respect to all other matters which may properly come before the meeting and any and all adjournments thereof.

         If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

             (continued and to be signed and dated on reverse side)

                                SEE REVERSE SIDE

                                       [X]
                                Please mark your
                                  vote as this.


Proposal 1:       To approve and adopt the Agreement and Plan of Merger, dated
                  September 25, 2000, between Dynamic Homes, LLC, Dynamic
                  Acquisitions, Inc. and Dynamic Homes, Inc., and the merger contemplated thereby.

                      FOR          AGAINST          ABSTAIN
                      [ ]            [ ]              [ ]

Other Matters:    The proxies are authorized to vote upon such other business as may properly come before the stockholders meeting, or any adjournments or postponements of the meeting.

                           Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                           Dated: __________________________, 2000


                           ---------------------------------------
                           Signature

                           ---------------------------------------
                           Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.